This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. Execution Version CREDIT AGREEMENT dated as of October 13, 2021 among SUNSEEKER FLORIDA, INC., as Borrower, ALLEGIANT TRAVEL COMPANY, as Guarantor, THE LENDERS PARTY HERETO, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and CASTLELAKE LENDING OPPORTUNITIES, L.L.C., as Facility Manager i Table of Contents Page SECTION 1. DEFINITIONS ...........................................................................................................1 Section 1.01. Defined Terms .......................................................................................1 Section 1.02. Terms Generally...................................................................................42 Section 1.03. Accounting Terms; GAAP ...................................................................43 Section 1.04. Divisions ..............................................................................................43 SECTION 2. AMOUNT AND TERMS OF CREDIT...................................................................43 Section 2.01. Commitments of the Lenders; Loans ...................................................43 Section 2.02. Requests for Loans ...............................................................................44 Section 2.03. Funding of Loans .................................................................................44 Section 2.04. [Reserved] ............................................................................................45 Section 2.05. [Reserved] ............................................................................................45 Section 2.06. Interest on Loans ..................................................................................45 Section 2.07. Default Interest.....................................................................................45 Section 2.08. [Reserved] ............................................................................................45 Section 2.09. Amortization of Loans; Repayment of Loans; Evidence of Debt........45 Section 2.10. Mandatory Prepayment of Loans; Commitment Termination .............46 Section 2.11. Optional Prepayment of Loans ............................................................47 Section 2.12. [Reserved] ............................................................................................48 Section 2.13. [Reserved] ............................................................................................48 Section 2.14. Taxes ....................................................................................................49 Section 2.15. Payments Generally; Pro Rata Treatment ............................................51 Section 2.16. Mitigation Obligations; Replacement of Lenders ................................53 Section 2.17. The Fee.................................................................................................53 Section 2.18. [Intentionally Omitted] ........................................................................53 Section 2.19. Nature of The Fee ................................................................................54 Section 2.20. Right of Set-Off ...................................................................................54 Section 2.21. Payment of Obligations........................................................................54 SECTION 3. REPRESENTATIONS AND WARRANTIES ........................................................54 Section 3.01. Organization and Authority .................................................................54 Section 3.02. [Reserved] ............................................................................................54 Section 3.03. Due Execution ......................................................................................55 Section 3.04. Statements Made ..................................................................................55 Section 3.05. Financial Statements; Material Adverse Change .................................56 Section 3.06. Ownership of Subsidiaries ...................................................................56 Section 3.07. Title to Properties .................................................................................56 Section 3.08. Use of Proceeds....................................................................................57 Section 3.09. Litigation and Compliance with Laws .................................................57 Section 3.10. Margin Regulations; Investment Company Act ..................................57 Section 3.11. Perfected Security Interests..................................................................58 Section 3.12. Payment of Taxes .................................................................................58 Section 3.13. Anti-Corruption Laws and Sanctions...................................................58 ii Section 3.14. Beneficial Ownership Certifications ....................................................58 Section 3.15. Solvency ...............................................................................................58 Section 3.16. Mortgaged Property .............................................................................59 Section 3.17. Hotel .....................................................................................................60 SECTION 4. CONDITIONS OF LENDING ................................................................................61 Section 4.01. Conditions Precedent to Closing ..........................................................61 Section 4.02. Conditions Precedent to Initial Funding ..............................................64 Section 4.03. Conditions Precedent to Disbursements ..............................................66 SECTION 5. AFFIRMATIVE COVENANTS..............................................................................66 Section 5.01. Financial Statements, Reports, etc. ......................................................66 Section 5.02. Taxes ....................................................................................................68 Section 5.03. Stay, Extension and Usury Laws .........................................................68 Section 5.04. Corporate Existence .............................................................................69 Section 5.05. Compliance with Laws, Material Contracts and Permits.....................69 Section 5.06. Designation of Restricted and Unrestricted Subsidiaries.....................69 Section 5.07. [Reserved] ............................................................................................70 Section 5.08. Development Agreement .....................................................................70 Section 5.09. Insurance ..............................................................................................70 Section 5.10. Mortgaged Property .............................................................................71 Section 5.11. Additional Grantors; Collateral............................................................73 Section 5.12. Access to Books and Records ..............................................................74 Section 5.13. Further Assurances...............................................................................75 Section 5.14. Ownership of Property .........................................................................75 Section 5.15. Maintenance of Corporate Separateness ..............................................75 Section 5.16. Management of Mortgaged Property and Hotel. .................................75 Section 5.17. Cleansing..............................................................................................77 SECTION 6. NEGATIVE COVENANTS ....................................................................................77 Section 6.01. Restricted Payments .............................................................................77 Section 6.02. Incurrence of Indebtedness and Issuance of Preferred Stock ..............82 Section 6.03. Fundamental Changes ..........................................................................86 Section 6.04. Dispositions..........................................................................................87 Section 6.05. Transactions with Affiliates .................................................................88 Section 6.06. Liens .....................................................................................................90 Section 6.07. Business Activities ...............................................................................90 Section 6.08. Consolidated Total Leverage Ratio; Liquidity ....................................90 Section 6.09. Use of Proceeds....................................................................................90 Section 6.10. Franchise Agreement ...........................................................................90 Section 6.11. Development Agreement .....................................................................91 Section 6.12. Employment Matters ............................................................................91 SECTION 7. EVENTS OF DEFAULT .........................................................................................91 Section 7.01. Events of Default .................................................................................91 SECTION 8. THE ADMINISTRATIVE AGENT AND THE FACILITY MANAGER .............94 iii Section 8.01. Administration by Administrative Agent.............................................94 . 94 Section 8.02. Rights of Administrative Agent ...........................................................95 Section 8.03. Liability of Agents ...............................................................................95 Section 8.04. Reimbursement and Indemnification ...................................................97 Section 8.05. Successor Agents .................................................................................98 Section 8.06. Independent Lenders ............................................................................98 Section 8.07. Advances and Payments ......................................................................98 Section 8.08. Sharing of Setoffs ................................................................................99 Section 8.09. Withholding Taxes ...............................................................................99 Section 8.10. Appointment by Secured Parties ........................................................100 Section 8.11. Facility Manager ................................................................................100 Section 8.12. Enforcement by Administrative Agent ..............................................100 SECTION 9. RESERVED ...........................................................................................................100 SECTION 10. MISCELLANEOUS ............................................................................................100 Section 10.01. Notices ...............................................................................................101 Section 10.02. Successors and Assigns......................................................................102 Section 10.03. Confidentiality ...................................................................................106 Section 10.04. Expenses; Indemnity; Damage Waiver ..............................................106 Section 10.05. Governing Law; Jurisdiction; Consent to Service of Process ............108 Section 10.06. No Waiver ..........................................................................................109 Section 10.07. Extension of Maturity ........................................................................109 Section 10.08. Amendments, etc................................................................................109 Section 10.09. Severability ........................................................................................110 Section 10.10. Headings ............................................................................................111 Section 10.11. Survival ..............................................................................................111 Section 10.12. Execution in Counterparts; Integration; Effectiveness ......................111 Section 10.13. USA Patriot Act .................................................................................111 Section 10.14. New Value .........................................................................................111 Section 10.15. WAIVER OF JURY TRIAL ..............................................................111 Section 10.16. No Fiduciary Duty .............................................................................112 Section 10.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions..........................................................................................112 Section 10.18. Certain ERISA Matters ......................................................................113 Section 10.19. Force Majeure ....................................................................................114

iv INDEX OF APPENDICES ANNEX A – Lenders and Commitments EXHIBIT A – Amortization Schedule EXHIBIT B – Form of Instrument of Assumption and Joinder EXHIBIT C – Form of Assignment and Acceptance EXHIBIT D – Form of Loan Request EXHIBIT E Form of Disbursement Agreement SCHEDULE 1 – Mortgaged Property SCHEDULE 2 - Pre-Approved Qualified Hotel Managers SCHEDULE 5.09 - Required Insurance SCHEDULE 6.02 - Existing Indebtedness CREDIT AGREEMENT, dated as of October 13, 2021, among SUNSEEKER FLORIDA, INC., a Florida corporation (the “Borrower”), ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the “Guarantor”), each of the several banks and other financial institutions or entities from time to time party hereto as a lender (the “Lenders”), WILMINGTON TRUST, NATIONAL ASSOCIATION (“WT”), as administrative agent for the Lenders (together with its permitted successors in such capacity, the “Administrative Agent”), and CASTLELAKE LENDING OPPORTUNITIES, L.L.C., as facility manager (in such capacity, the “Facility Manager”). INTRODUCTORY STATEMENT The Borrower has applied to the Lenders for a loan facility of $350,000,000 as set forth herein and the Lenders have agreed to provide such facility on the terms and conditions of this Agreement. The proceeds of the Loans will be used to (a) pay costs and expenses incurred in connection with the execution of, and satisfaction of conditions precedent under, this Agreement and (b) to fund the Disbursement Account and otherwise to pay the Project Costs incurred in connection with the construction and Completion of the Project. To provide security for the repayment of the Loans and the payment of the other obligations of the Borrower hereunder and under the other Loan Documents, the Borrower will, among other things, provide to the Administrative Agent and the Lenders a security interest in or mortgages (or comparable Liens) with respect to the Collateral from the Borrower and each other Grantor (if any) pursuant to the Collateral Documents. Accordingly, the parties hereto hereby agree as follows: SECTION 1. DEFINITIONS Section 1.01. Defined Terms. “Account” shall mean all “accounts” as defined in the UCC. “Account Control Agreement” shall mean each three-party security and control agreement entered into by any Grantor, the Administrative Agent and a financial institution which maintains one or more deposit accounts or securities accounts that have been pledged to the Administrative Agent as Collateral hereunder or under any other Loan Document, in each case giving the Administrative Agent control over the applicable account in a manner consistent with the terms of Section 2 of the Disbursement Agreement and in form and substance reasonably satisfactory to the Administrative Agent and as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time. “Administrative Agent” shall have the meaning set forth in the first paragraph of this Agreement. 2 “Advance” or “Advances” shall mean any disbursement of the proceeds of the Loans by Lenders pursuant to the terms of this Agreement. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person (a “Controlled Person”) shall be deemed to be “controlled by” another Person (a “Controlling Person”) if the Controlling Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of the Controlled Person whether by contract or otherwise. “Affiliate Developer” shall mean Point Charlotte Development, LLC, a Florida limited liability company. “Affiliate Transaction” shall have the meaning given such term in Section 6.05(a). “Agreement” shall mean this Credit Agreement, as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time. “Aggregate Exposure” shall mean, with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender’s Commitments at such time and (b) thereafter, the aggregate then outstanding principal amount of such Lender’s Loans. “Aggregate Exposure Percentage” shall mean, with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time. “Aircraft Assets” shall mean: (i) all aircraft, airframes, engines (whether associated with an aircraft or airframe or being “spare”) and ground support equipment, together with (a) all parts, instruments, appurtenances, accessories, furnishings or other equipment of whatever nature relating to or arising from, the use, operation, maintenance, repair, storage, or ground support (and all parts, instruments, appurtenances, accessories, furnishings thereof or thereto), whether now owned or hereafter acquired, and all substitutions, renewals and replacements of, and additions, improvements, accessions and accumulations thereto and (b) all documentation and records relating thereto, in each case, whether now owned, leased, or under contract, by the Guarantor or a Restricted Subsidiary, as applicable, including as legal and beneficial owner of, directly or indirectly, the relevant Aircraft Asset (as applicable, the “Mortgagor”) or hereafter acquired (herein, the “Equipment”); (ii) any leasehold or conditional sale interest, or lease of (including, by such reference herein, lease by the relevant Mortgagor) Equipment including, (x) all rents or other amounts or payments of any kind paid or payable by the lessee 3 under such lease (including, but not limited to, all claims for damages or other sums arising upon loss of use of or requisition of title or use of, such Equipment at any time subject to such lease or upon any event of default specified therein) with respect to such lease, if any, whether cash, or in the nature of a guarantee, letter of credit, credit insurance, lien on or security interest in property or otherwise for the obligations of the lessee thereunder as well as all rights of such Mortgagor to enforce payment of any such rents, amounts or payments, (y) all rights to exercise any election or option to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of such lease, as well as the rights, powers and remedies for breach, whether acting under such lease or by statute or at law or in equity, or otherwise, including all rights under Section 1110 of the Bankruptcy Code, arising out of any default under such lease and (z) any right to restitution from the lessee under such lease in respect of any determination of invalidity of such lease; (iii) any bills of sale and rights under any acquisition or disposition (sale) contracts, including conditional sale rights and interests, relating to the Equipment; together, in the case of this clause (iii) with all rights, powers, privileges, licenses, easements, options and other benefits of the relevant Mortgagor under each contract, agreement and instrument referred to in this clause (iii), including, without limitation, the right to receive and collect all payments to such Mortgagor thereunder now or hereafter payable to or receivable by such Mortgagor pursuant thereto and the right of such Mortgagor to execute any election or option or to give any notice, consent, waiver or approval, to receive notices and other instruments or communications, or to take any other action under or in respect of any thereof or to take such action upon the occurrence of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which such Mortgagor is or may be entitled to do thereunder and any right to restitution from any lessee or any other Person in respect of any determination of invalidity of any thereof; (iv) all rents, issues, profits, revenues and other income of the Equipment (including any revenue derived from the carriage of persons or property) including all payments or proceeds payable to or by the relevant Mortgagor after termination of any lease with respect to the Equipment including as the result of the sale, lease or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of such Mortgagor in and to the same; (v) without limiting the generality of the foregoing, all insurance and requisition proceeds with respect to the Equipment or any part thereof, including but not limited to, the required insurances under any lease, conditional sale or loan; (vi) without limiting the generality of the foregoing, all warranties, service contracts, performance guarantees, and repair, maintenance or overhaul agency agreements and all agreements of any subcontractor, maintenance supplier, supplier or vendor, and any and all other warranties, service contracts, product

4 agreements in respect of the Equipment, whether now existing or hereafter acquired; (vii) without limiting the generality of the foregoing, all monies and securities from time to time deposited or required to be deposited with or by the relevant Mortgagor under any loan, conditional sale or lease as security for the obligations of any lessee or the Mortgagor thereunder; and (viii) all proceeds of the foregoing. “Airport Authority” shall mean any city or any public or private board or other body or organization chartered or otherwise established for the purpose of administering, operating or managing airports or related facilities, which in each case is an owner, administrator, operator or manager of one or more airports or related facilities. “Anti-Corruption Laws” shall mean all laws, rules and regulations of the United States applicable to the Guarantor or its Subsidiaries from time to time intended to prevent or restrict bribery or corruption. “Anti-Money Laundering Laws” shall mean all applicable financial recordkeeping and reporting requirements pertaining to money laundering, including those of the Bank Secrecy Act (31 U.S.C. sections 5311 et seq.), as amended by the Patriot Act, and the applicable anti- money laundering statutes of jurisdictions where the Borrower, the Guarantor and the Guarantor’s subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency. “Applicable Premium” shall mean: (i) with respect to a voluntary prepayment pursuant to Section 2.11 hereof at any time during the period beginning on the date falling thirty-six (36) months after the Closing Date and ending forty-eight months after the Closing Date, an amount equal to […***…] of the principal amount prepaid; and (ii) upon an acceleration of the Loans following an Event of Default at any time from the Closing Date until the date falling thirty-six (36) months after the Closing Date, the Make-Whole Amount. “Appraisal” means, as of any date, a then-current appraisal of the Property, that is prepared by a member of the Appraisal Institute selected by Administrative Agent, meets the minimum appraisal standards for national banks promulgated by the Comptroller of the Currency pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended (FIRREA) and complies with the Uniform Standards of Professional Appraisal Practice (USPAP). “Approved Fund” shall mean, with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or 5 managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers or manages such Lender. “Approved Hotel Management Agreement” shall mean a Hotel Management Agreement that may be entered into by and between Borrower and any Qualified Hotel Manager or Qualified F&B Manager, as applicable, that provides hotel management, food and beverage management and other services with respect to the Hotel for management and incentive fees not to exceed the Maximum Management Fee, as the same may be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. “Architectural Services Agreement” shall have the meaning given in the Disbursement Agreement. “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.02), and accepted by the Administrative Agent, substantially in the form of Exhibit C. “Assignment and Subordination” shall mean each assignment and subordination agreement with respect to, inter alia, management of the Property, food and beverage management, development, architects, engineers, significant construction contracts and Key Construction and Design Contracts, and including any third-party consents required in respect thereof, in a form reasonably acceptable to the Administrative Agent. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” shall mean The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq. “Bankruptcy Event” shall mean, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or has taken any substantive action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership 6 interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Bankruptcy Law” shall mean the Bankruptcy Code or any similar federal or state law for the relief of debtors. “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership of Borrower as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “Board” shall mean the Board of Governors of the Federal Reserve System of the United States. “Board of Directors” shall mean: (1) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board; (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; (3) with respect to a limited liability company, the managing member or members, manager or managers or any controlling committee of managing members or managers thereof; and (4) with respect to any other Person, the board or committee of such Person serving a similar function. “Borrower” shall have the meaning set forth in the first paragraph of this Agreement. 7 “Borrower Parent” shall mean SFI Equity Holdco, Inc. “Borrower Parent Pledge” shall mean the Borrower Parent’s guarantee of Borrower’s obligations hereunder and pledge of its Equity Interests in the Borrower, in a form reasonably acceptable to the Administrative Agent. “Borrowing” shall mean the incurrence of a Loan made from the Lenders on a single date. “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York City or Las Vegas are required or authorized to remain closed. “Capital Lease Obligation” shall mean, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized and reflected as a liability on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty. For the avoidance of doubt, Capital Lease Obligations shall not include operating leases that, prior to January 1, 2019, would not be accounted for as a Capital Lease Obligation on the Guarantor’s consolidated balance sheet. “Capital Markets Offering” shall mean any offering of “securities” (as defined under the Securities Act) in (a) a public offering registered under the Securities Act, or (b) an offering not required to be registered under the Securities Act (including, without limitation, a private placement under Section 4(a)(2) of the Securities Act, an exempt offering pursuant to Rule 144A and/or Regulation S of the Securities Act and an offering of exempt securities). “Capital Stock” shall mean: (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

8 “Carry and Completion Guaranty” means that certain Carry and Completion Guaranty dated as of the Closing Date, made by Guarantor in favor of the Administrative Agent (for the benefit of the Secured Parties), as the same may be amended, replaced, supplemented or otherwise modified from time to time. “Cash Equivalents” shall mean: (1) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof; (2) direct obligations of state and local government entities, in each case maturing within one year from the date of acquisition thereof, which have a rating of at least A- (or the equivalent thereof) from S&P or A3 (or the equivalent thereof) from Moody’s; (3) obligations of domestic or foreign companies and their subsidiaries (including, without limitation, agencies, sponsored enterprises or instrumentalities chartered by an Act of Congress, which are not backed by the full faith and credit of the United States), including, without limitation, bills, notes, bonds, debentures, and mortgage-backed securities, in each case maturing within one year from the date of acquisition thereof; (4) Investments in commercial paper maturing within 365 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-2 (or the equivalent thereof) from S&P or P-2 (or the equivalent thereof) from Moody’s; (5) Investments in certificates of deposit (including Investments made through an intermediary, such as the certificated deposit account registry service), banker’s acceptances, time deposits, eurodollar time deposits and overnight bank deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any other commercial bank of recognized standing organized under the laws of the United States or any State thereof that has a combined capital and surplus and undivided profits of not less than […***…]; (6) fully collateralized repurchase agreements with a term of not more than six months for underlying securities that would otherwise be eligible for investment; (7) Investments in an investment company registered under the Investment Company Act of 1940, as amended, or in pooled accounts or funds offered through mutual funds, investment advisors, banks and brokerage houses which invest its assets in obligations of the type described in clauses (1) through 9 (6) above. This could include, but not be limited to, money market funds or short-term and intermediate bonds funds; (8) money market funds that (A) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (B) are rated AAA (or the equivalent thereof) by S&P and Aaa (or the equivalent thereof) by Moody’s and (C) have portfolio assets of at least […***…]; (9) deposits available for withdrawal on demand with commercial banks organized in the United States, or any U.S. branch of a bank organized in an OECD country, having capital and surplus in excess of […***…]; (10) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A- by S&P or A3 by Moody’s; and (11) any other securities or pools of securities that are classified under GAAP as cash equivalents or short-term investments on a balance sheet. “Change of Control” shall mean the occurrence of any of the following: (1) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Guarantor and its Subsidiaries taken as a whole to any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)); (2) the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any Person (including any “person” (as defined above)) becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Guarantor (measured by voting power rather than number of shares), other than (A) any such transaction where the Voting Stock of the Guarantor (measured by voting power rather than number of shares) outstanding immediately prior to such transaction constitutes or is converted into or exchanged for a majority of the outstanding shares of the Voting Stock of such Beneficial Owner (measured by voting power rather than number of shares), or (B) any sale, transfer, conveyance or other disposition to, or any merger or consolidation of the Guarantor with or into, any Person (including any “person” (as defined above)) which owns or operates (directly or indirectly through a contractual arrangement) a Permitted Business (a “Permitted Person”) or a Subsidiary of a Permitted Person, in each case, if immediately after such transaction no Person (including any “person” (as defined above)) is the Beneficial Owner, directly or indirectly, of more than 50% of the 10 total Voting Stock of such Permitted Person (measured by voting power rather than number of shares); (3) the Borrower shall at any time fail to directly own, beneficially and of record the Mortgaged Property; or (4) the Borrower Parent shall at any time fail to directly own 100% of the Equity Interests in Borrower (subject to the Borrower Parent Pledge permitted hereunder). “Closing Date” shall mean the date on which this Agreement has been executed and the conditions precedent set forth in Section 4.02 have been satisfied or waived. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall mean (a) all of the property and assets of the Borrower, now owned or hereafter acquired, upon or in respect of which a Lien is or is purported to be granted (or otherwise created) by any Collateral Document, including, without limitation, the Capital Stock in the Affiliate Developer owned by the Borrower, and (b) the Capital Stock in the Borrower owned by the Borrower Parent. “Collateral Documents” shall mean, collectively, the Account Control Agreements, the Mortgage, the Borrower Parent Pledge, the Assignment and Subordination and other agreements, instruments or documents that create or purport to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties, in each case so long as such agreement, instrument or document shall not have been terminated in accordance with its terms. “Commitment” shall mean the commitment of each Lender to make Loans hereunder in a maximum aggregate principal amount up to the amount set forth opposite its name in Annex A hereto or in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate maximum amount of the Commitments as of the Closing Date is up to $350,000,000. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute. “Consolidated EBITDA” shall mean, with respect to any specified Person for any period, Consolidated EBITDAR of such Person for such period, less the aggregate amount of aircraft rent expense described in clause (5) of the definition of “Fixed Charges” for such period. “Consolidated EBITDAR” shall mean, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication: 11 (1) an amount equal to any extraordinary loss plus any net loss realized by such Person or any of its Restricted Subsidiaries in connection with any Disposition of assets, to the extent such losses were deducted in computing such Consolidated Net Income; plus (2) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus (3) Fixed Charges, and expenses of subservice agreements contracted with third parties to service scheduled flights of such Person and its Restricted Subsidiaries, to the extent that such Fixed Charges and expenses were deducted in computing such Consolidated Net Income; plus (4) any foreign currency translation losses (including losses related to currency remeasurements of Indebtedness) of such Person and its Restricted Subsidiaries for such period, to the extent that such losses were deducted in computing such Consolidated Net Income; plus (5) depreciation, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash charges and expenses (excluding any such non-cash charge or expense to the extent that it represents an accrual of or reserve for cash charges or expenses in any future period or amortization of a prepaid cash charge or expense that was paid in a prior period) of such Person and its Restricted Subsidiaries to the extent that such depreciation, amortization and other non-cash charges or expenses were deducted in computing such Consolidated Net Income; plus (6) the amortization of debt discount to the extent that such amortization was deducted in computing such Consolidated Net Income; plus (7) stock compensation expense for grants to any employee, director or contractor of the Guarantor or its Restricted Subsidiaries to the extent such expense was deducted in computing such Consolidated Net Income; plus (8) any net loss arising from the sale, exchange or other disposition of capital assets by the Guarantor or its Restricted Subsidiaries (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) to the extent such loss was deducted in computing such Consolidated Net Income; plus (9) any losses arising under fuel hedging arrangements entered into prior to the Closing Date and any losses actually realized under fuel hedging arrangements entered into after the Closing Date, in each case to the extent deducted in computing such Consolidated Net Income; plus (10) proceeds from business interruption insurance for such period, to the extent not already included in computing such Consolidated Net Income; plus

12 (11) any expenses and charges that are covered by indemnification or reimbursement provisions in connection with any permitted acquisition, merger, disposition, incurrence of Indebtedness, issuance of Equity Interests or any investment to the extent (a) actually indemnified or reimbursed and (b) deducted in computing such Consolidated Net Income; minus (12) non-cash items, other than the accrual of revenue in the ordinary course of business, to the extent such amount increased such Consolidated Net Income; minus (13) the sum of (i) income tax credits and (ii) Consolidated Interest Income included in computing such Consolidated Net Income, in each case of clauses (1) through (13), determined on a consolidated basis in accordance with GAAP. “Consolidated Interest Income” shall mean, as of any day of determination, the sum of the amounts that would appear on a consolidated income statement of the Guarantor and its consolidated Restricted Subsidiaries as the interest income of the Guarantor and its Restricted Subsidiaries, determined in accordance with GAAP. “Consolidated Net Income” shall mean, with respect to any specified Person for any period, the aggregate of the net income (or loss) of such Person and its Restricted Subsidiaries for such period, on a consolidated basis (excluding the net income (loss) of the Borrower and any Unrestricted Subsidiary of such Person), determined in accordance with GAAP and without any reduction in respect of preferred stock dividends; provided that: (1) all (a) extraordinary, non-recurring, special or unusual gains or losses or income or expenses, including without limitation, any expenses related to a facilities closing and any reconstruction, recommissioning or reconfiguration of fixed assets for alternate uses; any severance or relocation expenses; executive recruiting costs; restructuring or reorganization costs; curtailments or modifications to pension and post-retirement employee benefit plans; (b) any expenses (including, without limitation, transaction costs, integration or transition costs, financial advisory fees, accounting fees, legal fees and other similar advisory and consulting fees and related out-of-pocket expenses), cost-savings, costs or charges incurred in connection with any issuance of securities, Permitted Investments, acquisitions, dispositions, recapitalizations or incurrences of repayments of Indebtedness permitted hereunder, including a refinancing thereof (in each case whether or not successful); and (c) gains or losses realized in connection with any Disposition of assets, the disposition of securities, or the early extinguishment of Indebtedness or associated Hedging Obligations, together with any related provision for taxes on any such gain, will be excluded; (2) the net income (but not loss) of any Person that is not the specified Person or a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included for such period only to the extent of the amount of 13 dividends or similar distributions paid in cash to the specified Person or Restricted Subsidiary of the specified Person; (3) the net income (but not loss) of any Restricted Subsidiary will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that net income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders; (4) the cumulative effect of a change in accounting principles on such Person will be excluded; (5) the effect of non-cash gains and losses of such Person resulting from Hedging Obligations, including attributable to movement in the mark-to-market valuation of Hedging Obligations pursuant to Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives and Hedging will be excluded; (6) any non-cash compensation expense recorded from grants by such Person of restricted stock, stock appreciation or similar rights, stock options or other rights to officers, directors, employees or contractors, will be excluded; (7) the effect on such Person of any non-cash items resulting from any amortization, write-up, write-down or write-off of assets (including intangible assets, goodwill and deferred financing costs) in connection with any acquisition, disposition, merger, consolidation or similar transaction or any other non-cash impairment charges incurred subsequent to the Closing Date resulting from the application of Financial Accounting Standards Board Accounting Standards Codifications 205 – Presentation of Financial Statements, 350 – Intangibles – Goodwill and Other, 360 – Property, Plant and Equipment and 805 – Business Combinations (excluding any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period except to the extent such item is subsequently reversed), will be excluded; and (8) any provision for income tax reflected on such Person’s financial statements for such period will be excluded to the extent such provision exceeds the actual amount of taxes paid in cash during such period by such Person and its consolidated Subsidiaries. “Consolidated Total Assets” shall mean, as of any date of determination, the sum of the amounts that would appear on a consolidated balance sheet of the Guarantor and its consolidated Restricted Subsidiaries as the total assets of the Guarantor and its consolidated Restricted Subsidiaries in accordance with GAAP. “Consolidated Total Leverage Ratio” shall mean the ratio of (x) the outstanding amount of the Loans together with any other Indebtedness of the Guarantor or any of its 14 Restricted Subsidiaries to (y) Consolidated EBITDA of the Guarantor and its Restricted Subsidiaries for the most recent four consecutive fiscal quarters ending prior to the date of such determination for which internal consolidated financial statements of the Guarantor have been or are required to be delivered; provided that any arrangements which could have been accounted for by the Guarantor or any of its Restricted Subsidiaries as operating leases prior to the adoption by the Guarantor of the new lease accounting rules (FASB Accounting Standards Update No. 2016-02, Leases (Topic 842)) shall not be considered Indebtedness for purposes of calculating the Consolidated Total Leverage Ratio. “Construction Consultant” shall mean any other person designated from time to time by the Administrative Agent that has experience acting as an independent consultant with respect to financings of the construction of hotel projects, to serve as the Administrative Agent’s construction consultant hereunder and under the Disbursement Agreement. “Default” shall mean any event that, unless cured or waived, is, or with the passage of time or the giving of notice or both would be, an Event of Default. “Defaulting Lender” shall mean, at any time, any Lender that has become, or has had its Parent Company become, the subject of a Bankruptcy Event or a Bail-In Action. If the Administrative Agent determines that a Lender is a Defaulting Lender, such Lender will be deemed to be a Defaulting Lender upon notification of such determination by the Administrative Agent to the Borrower and the Lenders. “Developer” shall mean (i) Affiliate Developer or (ii) any other developer engaged by (or on behalf of) Borrower with respect to the construction and development of all or any portion of the Project and approved by Administrative Agent in accordance with the terms hereof. “Developer Fee” shall mean the fees payable to the Developer in accordance with the Development Agreement. “Development Agreement” shall mean (i) that certain Project Development Agreement, dated as of October 11, 2021, between Borrower and Developer and (ii) any other development or similar agreement which may be entered into by (or on behalf of) Borrower with any successor or additional or other Developer subject to the requirements of Section 5.08, as each of the foregoing in (i) and (ii) may be amended, replaced, supplemented or otherwise modified from time to time in accordance with the terms hereof. “Development Fee Cap” shall mean an amount not to exceed […***…] of Project Costs set forth in the approved Project Budget. “Disbursement” shall have the meaning given in the Disbursement Agreement. “Disbursement Agent” shall mean the Administrative Agent, and its permitted successors and assigns in the capacity of disbursement agent under the Disbursement Agreement. 15 “Disbursement Agreement” shall mean the Disbursement Agreement substantially in the form of Exhibit E, dated as of the date hereof, among the Administrative Agent, the Borrower, and the Disbursement Agent. “Disbursement Agreement Event of Default” shall mean an “Event of Default” under the Disbursement Agreement. “Disbursement Request” shall have the meaning given in the Disbursement Agreement. “Disposition” shall mean, with respect to any property, any sale, lease, sale and leaseback, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings. “Disqualified Stock” shall mean any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than as a result of a change of control or asset sale), is convertible or exchangeable for Indebtedness or Disqualified Stock, or is redeemable at the option of the holder of the Capital Stock, in whole or in part (other than as a result of a change of control or asset sale), on or prior to the date that is 91 days after the latest Maturity Date then in effect. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Guarantor to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Guarantor may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 6.01 hereof. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Guarantor and its Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends. “Dollars” and “$” shall mean lawful money of the United States of America. “DOT” shall mean the United States Department of Transportation and any successor thereto. “Dutch Auction” shall mean an auction of Loans to allow the Borrower to purchase Loans at a discount to par value and on a non-pro rata basis, in each case in accordance with the applicable Dutch Auction Procedures. “Dutch Auction Procedures” shall mean, with respect to a purchase of Loans by the Borrower pursuant to Dutch auction procedures to be reasonably agreed upon by the Borrower and the Administrative Agent in connection with any such purchase. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of

16 an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” shall mean (a) any Lender or any Affiliate of any Lender, (b) an Approved Fund of any Lender and (c) any other Person (other than a Defaulting Lender or natural Person) reasonably satisfactory to the Administrative Agent and the Borrower (with failure by the Borrower to respond within five (5) Business Days to a written request from the transferor Lender for consent to any proposed assignment deemed to be a consent of the Borrower) pursuant to Section 10.02(b) hereof; provided that none of the Borrower, the Guarantor or any Affiliate thereof shall constitute an Eligible Assignee. “Environmental Indemnity” shall mean that certain Environmental Indemnity Agreement dated as of the Closing Date made by Guarantor and Borrower in favor of Administrative Agent, Lenders and the Facility Manager. “Environmental Laws” shall have the meaning given such term in the Environmental Indemnity. “Equity Interests” shall mean Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock). “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” shall have the meaning given such term in Section 7.01. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Excluded Contributions” shall mean net cash proceeds received by the Guarantor after the Closing Date from: (1) contributions to its common equity capital (other than from any Subsidiary); or 17 (2) the sale (other than to a Subsidiary or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Guarantor or any Subsidiary) of Qualifying Equity Interests, in each case designated as Excluded Contributions pursuant to an Officer’s Certificate executed on or around the date such capital contributions are made or the date such Equity Interests are sold, as the case may be. Excluded Contributions will not be considered to be net proceeds of Qualifying Equity Interests for purposes of clause (a)(3)(B) of Section 6.01 hereof. “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any Obligation of either the Borrower or the Guarantor hereunder or under any Loan Document, (a) any Taxes based on (or measured by) its net income, profits or capital, or any franchise taxes, imposed (i) by the United States of America or any political subdivision thereof or by the jurisdiction under the laws of which such recipient is organized, in which it is a resident for tax purposes or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) as a result of a present or former connection between such Person and the jurisdiction imposing such Taxes (other than a connection arising from such Person’s having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, this Agreement or any Loan Document, or sold or assigned an interest in this Agreement or any Loan Document), (b) any branch profits Tax imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which such Person is located, (c) in the case of a Lender, any withholding Tax or gross income Tax that is imposed on amounts payable to or on behalf of such Lender at the time such Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrower under Section 2.16(b)) (or designates a new lending office), except, and then only to the extent that, such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.14(a), (d) in the case of a Lender, any withholding Tax that is attributable to such Lender’s failure to deliver the documentation described in Section 2.14(f) or 2.14(g) and (e) any Tax that is imposed by reason of FATCA. “Existing Indebtedness” shall mean any Indebtedness outstanding on the Closing Date that is listed on Schedule 6.02 hereof. “Facility” shall mean the Commitments and the Loans made hereunder. “Facility Manager” shall mean Castlelake Lending Opportunities, L.L.C. or an Affiliate thereof notified to the Borrower from time to time. “Fair Market Value” shall mean the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by an officer of the Guarantor (unless otherwise provided in this Agreement); provided that any such officer of the Guarantor shall be permitted to consider the circumstances existing at such time (including, without limitation, economic or other conditions affecting the United States airline industry generally and any relevant legal compulsion, judicial 18 proceeding or administrative order or the possibility thereof) in determining such Fair Market Value in connection with such transaction. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement, any amended or successor provisions that are similar thereto and not materially more onerous to comply with, any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements entered into in connection with any of the foregoing and any law (including any fiscal or regulatory legislation) or official interpretations adopted pursuant to any such agreement. “Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee” shall collectively mean the fees referred to in Section 2.17. “Final Completion” shall have the meaning given such term in the Disbursement Agreement. “Final Completion Date” shall have the meaning given such term in the Disbursement Agreement. “Final Completion Deadline” shall have the meaning given such term in the Disbursement Agreement. “First Lien Leverage Ratio” means the ratio of (x) the outstanding amount of the Indebtedness of the Guarantor secured by the TLB Collateral to (y) Consolidated EBITDA of the Guarantor and its Restricted Subsidiaries for the most recent four consecutive fiscal quarters ending prior to the date of such determination for which internal consolidated financial statements of the Guarantor have been or are required to be delivered; provided that: (1) if, since the beginning of such period, the Guarantor or any of its Restricted Subsidiaries shall have made any Sale, the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period; (2) if, since the beginning of such period, the Guarantor or any of its Restricted Subsidiaries (by merger, consolidation or otherwise) shall have made any Purchase or any Permitted Investment (including any Permitted Investment occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase or Permitted Investment occurred on the first day of such period; and 19 (3) if, since the beginning of such period, any Person became a Restricted Subsidiary of the Guarantor or was merged or consolidated with or into the Guarantor or any of its Restricted Subsidiaries, and since the beginning of such period such Person shall have made any Sale, Purchase or Permitted Investment that would have required an adjustment pursuant to clause (1) or (2) above if made by the Guarantor or a Restricted Subsidiary of the Guarantor since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale, Purchase or Permitted Investment occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase, Permitted Investment or other transaction, or the amount of income or earnings relating thereto, the pro forma calculations in respect thereof shall be as determined in good faith by a responsible financial or accounting officer of the Guarantor. “Fixed Charge Coverage Ratio” shall mean the ratio of (x) Consolidated EBITDAR of the Guarantor and its Restricted Subsidiaries plus the Consolidated Interest Income for the most recent four consecutive fiscal quarters ending prior to the date of such determination for which internal consolidated financial statements of the Guarantor have been or are required to be delivered to (y) the sum of all Fixed Charges for such period. If the Guarantor or any of its Restricted Subsidiaries incurs, assumes, guarantees, repays, repurchases, redeems, defeases or otherwise discharges any Indebtedness (other than ordinary working capital borrowings) or issues, repurchases or redeems Disqualified Stock or preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the “Calculation Date”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect (as determined in good faith by a responsible financial or accounting officer of the Guarantor) to such incurrence, assumption, guarantee, repayment, repurchase, redemption, defeasance or other discharge of Indebtedness, or such issuance, repurchase or redemption of Disqualified Stock or preferred stock, and the use of the proceeds therefrom, as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of calculating the Fixed Charge Coverage Ratio: (1) acquisitions that have been made by the Guarantor or any of its Restricted Subsidiaries, including through mergers or consolidations, or any Person or any of its Restricted Subsidiaries acquired by the Guarantor or any of its Restricted Subsidiaries, and including all related financing transactions and including increases in ownership of Restricted Subsidiaries, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date, or that are to be made on the Calculation Date, shall be given pro forma effect (as determined in good faith by a responsible financial or accounting officer of the Guarantor and including any operating expense reductions for such period resulting from such acquisition that have been realized or for which all of the material steps necessary for realization have been taken) as if they had occurred on the first day of the four-quarter reference period;

20 (2) the Consolidated EBITDAR attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, shall be excluded; (3) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses (and ownership interests therein) disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges shall not be obligations of the Guarantor or any of its Restricted Subsidiaries following the Calculation Date; (4) any Person that is a Restricted Subsidiary of the Guarantor on the Calculation Date shall be deemed to have been a Restricted Subsidiary of the Guarantor at all times during such four-quarter period; (5) any Person that is not a Restricted Subsidiary of the Guarantor on the Calculation Date shall be deemed not to have been a Restricted Subsidiary of the Guarantor at any time during such four-quarter period; and (6) if any Indebtedness bears a floating rate of interest, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligation applicable to such Indebtedness if such Hedging Obligation has a remaining term as at the Calculation Date in excess of 12 months). “Fixed Charges” shall mean, with respect to any specified Person for any period, the sum, without duplication, of: (1) the consolidated interest expense (net of consolidated interest income) of such Person and its Restricted Subsidiaries for such period to the extent that such interest expense is payable in cash (and such interest income is receivable in cash); plus (2) the interest component of Capital Lease Obligations of such Person and its Restricted Subsidiaries for such period to the extent that such interest component is related to lease payments payable in cash; plus (3) any interest expense actually paid in cash for such period by such specified Person on Indebtedness of another Person that is guaranteed by such specified Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such specified Person or one of its Restricted Subsidiaries; plus (4) the product of (A) all cash dividends accrued on any series of preferred stock of such Person or any of its Restricted Subsidiaries for such period, other than to the Guarantor or a Restricted Subsidiary of the Guarantor, times (B) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, determined on a consolidated basis in accordance with GAAP; plus 21 (5) the aircraft rent expense of such Person and its Restricted Subsidiaries for such period to the extent that such aircraft rent expense is payable in cash, all as determined on a consolidated basis in accordance with GAAP. “Food and Beverage Component” shall mean the facilities in the Hotel designated for the storage, preparation and serving of food and beverages, including the 16 food and beverage outlets contemplated by the Phase I Minimum Facilities (as defined in the Disbursement Agreement. “Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower or the Guarantor is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “GAAP” shall mean generally accepted accounting principles in the United States of America, which are in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, statements and pronouncements of the Financial Accounting Standards Board, such other statements by such other entity as have been approved by a significant segment of the accounting profession and the rules and regulations of the SEC governing the inclusion of financial statements in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC; provided that GAAP shall be construed as not to give effect to changes to lease accounting rules that took effect on January 1, 2019. “Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank organization, or other entity exercising executive, legislative, judicial, taxing or regulatory powers or functions of or pertaining to government. Governmental Authority shall not include any Person in its capacity as an Airport Authority. “Grantor” shall mean the Borrower and any Affiliate of the Borrower that shall at any time pledge Collateral under a Collateral Document. “Guarantee” shall mean a guarantee (other than (a) by endorsement of negotiable instruments for collection or (b) customary contractual indemnities, in each case in the ordinary course of business), direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions). “Guarantor” shall have the meaning given such term in the preamble hereof. 22 “Guarantor Materials” shall have the meaning given such term in Section 10.01(b). “Guaranty Documents” means, collectively, the Carry and Completion Guaranty, the Payment Guaranty, the Environmental Indemnity and any other guaranty or indemnity delivered in connection with the Loan from time to time. “Hedging Agreement” shall mean any agreement evidencing Hedging Obligations. “Hedging Obligations” shall mean, with respect to any Person, all obligations and liabilities of such Person under: (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed) and interest rate collar agreements; (2) other agreements or arrangements designed to manage interest rates or interest rate risk; and (3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates, fuel prices or other commodity prices, but excluding (x) clauses in purchase agreements and maintenance agreements pertaining to future prices and (y) fuel purchase agreements and fuel sales that are for physical delivery of the relevant commodity. “Hotel” shall mean the Mortgaged Property together with all Improvements located upon the Mortgaged Property, which Improvements include hotel rooms, suites and facilities related thereto, all as set forth in the Plans and Specifications. “Hotel Opening Date” means the date on which the Hotel opens for business as a hotel to the general public (and substantially all of the rooms are available for occupancy) and is operated either (a) by Borrower (subject to the terms and conditions hereof), or (b) pursuant to an Approved Hotel Management Agreement. “Impositions” means all Taxes (including all ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction, privilege or license or similar Taxes but excluding Excluded Taxes, income or similar Taxes in the nature of income Taxes), governmental assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Agreement), water, sewer or other rents and charges, excises, levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Mortgaged Property (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (a) Borrower (including all income, franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which the Property is located), (b) the Mortgaged Property, or any other collateral delivered or 23 pledged to the Administrative Agent for the benefit of Secured Parties in connection with the Loan, or any part thereof, or any Rents (as defined in the Mortgage) therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Mortgaged Property or the leasing or use of all or any part thereof. “Improvements” shall have the meaning given in the granting clause of the Mortgage. “Indebtedness” shall mean, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent: (1) in respect of borrowed money; (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof); (3) in respect of banker’s acceptances; (4) representing Capital Lease Obligations; (5) representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed, but excluding in any event trade payables arising in the ordinary course of business; or (6) representing any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person to the extent of such Guarantee. Indebtedness shall be calculated without giving effect to the effects of Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives and Hedging and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness. Notwithstanding the foregoing, none of the following will constitute Indebtedness if incurred by the Guarantor: (a) obligations in respect of the pre-purchase of frequent flyer miles, (b) maintenance deferral agreements, (c) an amount recorded as indebtedness in the Borrower’s financial statements solely by operation of Financial Accounting Standards Board Accounting Standards Codification 840-40-55 or any successor provision of GAAP but which does not otherwise constitute Indebtedness as defined hereinabove, (d) a deferral of pre-delivery payments relating to the purchases of Aircraft Assets, (e) obligations under frequent flyer miles participation agreements and (f) air traffic liability.

24 “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” shall have the meaning given such term in Section 10.04(b). “Initial Funding Date” shall mean the date on which the conditions precedent set forth in Section 4.02 have been satisfied or waived. “Initial Funding Date Transactions” shall mean the Transactions, including the borrowing of the Initial Loan and the use of the proceeds thereof. “Installment” shall have the meaning given such term in Section 2.09(a). “Interest Rate” shall have the meaning given such term in Section 2.06(a). “Investments” shall mean, with respect to any Person, all direct or indirect investments made from and after the Closing Date by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees), capital contributions or advances (but excluding advance and pre-delivery payments and deposits for goods and services and advances to officers, employees and consultants made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities of other Persons, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Guarantor or any Restricted Subsidiary of the Guarantor sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Guarantor after the Closing Date such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Guarantor, the Guarantor will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Guarantor’s Investments in such Subsidiary that were not sold or disposed of in an amount determined as provided in Section 6.01 hereof. Notwithstanding the foregoing, any Equity Interests retained by the Guarantor or any of its Subsidiaries after a disposition or dividend of assets or Capital Stock of any Person in connection with any partial “spin-off” of a Subsidiary or similar transactions shall not be deemed to be an Investment. The acquisition by the Guarantor or any Restricted Subsidiary of the Guarantor after the Closing Date of a Person that holds an Investment in a third Person will be deemed to be an Investment by the Guarantor or such Restricted Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person in an amount determined as provided in Section 6.01 hereof. Except as otherwise provided in this Agreement, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value. “Key Construction and Design Contracts” shall have the meaning given in the Disbursement Agreement. “Key Development Executives” shall mean, (i) Ben Mammina, or (ii) such other executives employed by Guarantor or any Subsidiary of Guarantor and approved by Administrative Agent in its commercially reasonable discretion (provided no Event of Default is continuing). 25 “Key Management Executives” shall mean, (i) with respect to the management of day-to-day business operations of the Hotel, Micah Richins, (ii) with respect to the management of day-to-day business operations of the Food and Beverage Component of the Hotel, each of Micah Richins and Jason Shkorupa, or (iii) such other executives employed by Guarantor or any Subsidiary of Guarantor and approved by Administrative Agent in its commercially reasonable discretion (provided no Event of Default is continuing). “Latest Maturity Date” shall mean, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time. “Lenders” shall have the meaning set forth in the first paragraph of this Agreement. “License Revocation Event” shall mean the denial, revocation or suspension of any License required to operate the Hotel or any Liquor License maintained by Borrower, Qualified Hotel Manager, Qualified F&B Manager or any Affiliate of Borrower with respect to the Hotel which results in (i) a material or adverse effect on the condition, ownership, marketability, value or use of the Hotel or (ii) the inability to sell liquor at the Hotel. “Lien” shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (but excluding any lease, sublease, use or license agreement or swap agreement or similar arrangement by any Grantor described in clause (e) or (f) of the definition of “Permitted Disposition”), including any conditional sale or other title retention agreement, any option or other agreement to sell or give a security interest and any agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction. “Liquidity” shall mean the sum of (i) all unrestricted cash and Cash Equivalents of the Guarantor and its Restricted Subsidiaries, (ii) the aggregate principal amount committed and available to be drawn by the Guarantor and its Restricted Subsidiaries (taking into account all borrowing base limitations or other restrictions) under all revolving credit facilities of the Guarantor and its Restricted Subsidiaries and (iii) the scheduled net proceeds (after giving effect to any expected repayment of existing Indebtedness using such proceeds) of any Capital Markets Offering of the Guarantor or any of its Restricted Subsidiaries that has priced but has not yet closed (until the earliest of the closing thereof, the termination thereof without closing or the date that falls five (5) Business Days after the initial scheduled closing date thereof). “Liquor Authority” or “Liquor Authorities,” as applicable, shall mean the applicable alcoholic beverage commission or other Governmental Authority, responsible for interpreting, administering and enforcing the Liquor Laws. “Liquor Laws” shall mean the laws, rules, regulations and orders applicable to or involving the sale and distribution of liquor by Borrower in the state in which the Hotel is located, as in effect from time to time, including the policies, interpretations and administration thereof by the applicable Liquor Authorities. 26 “Liquor License” shall mean any license, permit or other authorization to sell or distribute liquor at the Hotel that is granted or issued by the applicable Liquor Authorities. “Loans” shall have the meaning given such term in Section 2.01(a) and each, including, without limitation, the Initial Loan, a “Loan”. “Loan Documents” shall mean this Agreement, the Collateral Documents, the Disbursement Agreement, the Environmental Indemnity, the Guaranty Documents and any other instrument or agreement (which is designated as a Loan Document therein) executed and delivered by the Borrower or the Guarantor to the Administrative Agent, the Facility Manager or any Lender, in each case, as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time in accordance with the terms hereof. “Loan Request” shall mean a request by the Borrower, executed by a Responsible Officer of the Borrower, for a Loan in accordance with Section 2.02 in substantially the form of Exhibit D. “Make-Whole Amount” shall mean an amount equal to the excess (to the extent positive) of: (i) the sum of the present value of the remaining scheduled payments of principal and interest (at the Interest Rate) of the Loans being prepaid or accelerated, using a discount rate equal to the Treasury Rate at such prepayment or acceleration date plus 50 basis points and assuming amortization as scheduled under Section 2.09(a) until a “Maturity Date” of thirty-six (36) months after the Closing Date and a final scheduled payment in full of the remaining amount being repaid on such “Maturity Date; over (ii) the principal amount of the Loans being prepaid or accelerated. “Mandatory Funding Date” shall have the meaning given such term in Section 2.01(b). “Margin Stock” shall have the meaning given such term in Section 3.10(a). “Material Adverse Change” shall mean any event, development or circumstance that has had or would reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” shall mean any change, occurrence, event, circumstance or development that has had, or could reasonably be expected to have, a material adverse effect on (a) the business, property, financial condition, operation or performance of the Borrower, the Property and the Project, taken as a whole, (b) the ability of the Borrower to develop, construct or operate the Property or the Project in accordance with the Key Construction and Design Contracts, (c) the validity or enforceability of any of the Loan Documents or the rights and remedies of the Administrative Agent or the Lenders thereunder, or (d) the ability of the Borrower and the Guarantor (taken as a whole) to perform their respective Obligations under the Loan Documents. 27 “Material Contract” shall mean (a) each Key Construction and Design Contract, (b) any Approved Hotel Management Agreement, (c) any Development Agreement, (d) any other contract or other arrangement to which the Borrower is a party, on the one hand, and an Affiliate of Guarantor (other than the Borrower or an Unrestricted Subsidiary) is a party, on the other hand unless the terms of such contract or other arrangement is intrinsically fair, commercially reasonable, reasonably consistent with the purposes of executing Borrower’s business plan with respect to the operation of the Hotel, and not entered into with the intent to circumvent the restrictions on distributions set forth in Section 6.01(c)(i) hereof, or (e) any other contract or other arrangement to which the Borrower is a party (other than the Loan Documents or contracts for the incurrence of Indebtedness) which is, when aggregated with all other contracts and agreements with such Person and their Affiliates, for an amount per annum equal to or greater than […***…] (other than purchase orders in the ordinary course of the operational business of the Borrower) “Material Indebtedness” shall mean Indebtedness of the Guarantor and/or Subsidiaries (other than the Loans) outstanding under the same agreement in a principal amount exceeding […***…]. “Maturity Date” shall mean, with respect to the Loans, October 31, 2028. “Maximum Management Fee” means […***…] of the actual gross revenues of the Mortgaged Property. “MNPI” shall mean any material Nonpublic Information regarding the Guarantor and its Subsidiaries or the Loans or securities of any of them. For purposes of this definition “material Nonpublic Information” shall mean Nonpublic Information that would reasonably be expected to be material to a decision by any Lender to participate in any Dutch Auction or assign or acquire any Loans or to enter into any of the transactions contemplated thereby or would otherwise be material for purposes of United States Federal and state securities laws. “Moody’s” shall mean Moody’s Investors Service, Inc. “Mortgaged Property” shall mean, as of the Closing Date, the real property listed on Schedule 1 hereof. “Mortgage” shall mean that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing granting a Lien on any Mortgaged Property of the Borrower, together with its interest in such property, to secure the Obligations, each in a form reasonably satisfactory to the Administrative Agent. “Net Proceeds” shall mean the aggregate cash and Cash Equivalents received by the Borrower or any of its Affiliates in respect of any Recovery Event, net of: (a) the direct costs and expenses relating to such Recovery Event, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result of the Recovery Event, taxes paid or payable as a result of the Recovery Event, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements and (b) any reserve for adjustment or indemnification obligations in respect of the sale price of such asset or assets established in accordance with GAAP.

28 “No Undisclosed MNPI Representation” by a Person shall mean a representation that such Person is not in possession of any MNPI (other than MNPI which the Person in whose favor such representation is made has elected not to receive). “Nonpublic Information” shall mean information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD adopted by the SEC. “Obligations” shall mean the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition of bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which arise under this Agreement or any other Loan Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, out-of-pocket costs, and expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise. “Officer” shall mean, with respect to any Person, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Senior Vice-President of such Person. “Officer’s Certificate” shall mean a certificate signed on behalf of the Borrower or the Guarantor by an Officer of the Borrower or the Guarantor, as applicable. “Other Taxes” shall mean any and all present or future stamp, court, mortgage, recording, filing or documentary taxes or any other similar, Taxes arising from any payment made hereunder or from the execution, performance, delivery, registration of or enforcement of, otherwise in respect to this Agreement or any other Loan Document, except to the extent any of the foregoing are imposed as a result of a present or former connection between such Person and the jurisdiction imposing such Taxes (other than a connection arising from such Person’s having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, this Agreement or any Loan Document, or sold or assigned an interest in this Agreement or any Loan Document) with respect to an assignment of this Agreement or any other Loan Document by a Lender or the Administrative Agent (other than an assignment made pursuant to Section 2.16(b)). “Pari Passu Debt” shall have the meaning set forth in the Term Loan B Facility. “Pari Passu Notes” shall have the meaning set forth in the Term Loan B Facility. “Participant” shall have the meaning given such term in Section 10.02(d). “Participant Register” shall have the meaning given such term in Section 10.02(d). 29 “Patriot Act” shall mean the USA PATRIOT Act Improvement and Reauthorization Act, L. 109-177, signed into law on March 9, 2009 and any subsequent legislation that amends or supplements such Act or any subsequent legislation that supersedes such Act. “Payment Date” means the biannual dates on each April 30 and October 31 (or, if such date is not a Business Day, the preceding Business Day), beginning April 30, 2022 and ending on the Termination Date, and including, for the avoidance of doubt, the Maturity Date. “Payment Guaranty” means that certain Guaranty of Payment, dated as of the Closing Date, by Guarantor, Borrower Parent and each Subsidiary Guarantor, jointly and severally, in favor of the Administrative Agent (for the benefit of the Secured Parties), as the same may be amended, replaced, supplemented or otherwise modified from time to time. “Permits” shall mean any and all franchises, licenses, certificates of occupancy, leases, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, easements, rights of way, Liens and other rights, privileges and approvals required under any Legal Requirement (including Environmental Laws). “Permitted Business” shall mean any business that is the same as, or reasonably related, ancillary, supportive or complementary to, the business in which the Borrower, Guarantor and its Restricted Subsidiaries are engaged on the date of this Agreement and will be engaged upon the opening of the Hotel including, without limitation, aviation, travel and hospitality. “Permitted Debt” shall have the meaning given to such term in Section 6.02. “Permitted Disposition” shall mean any of the following except, for the avoidance of doubt, any Disposition with respect to the Collateral: (a) the Disposition of obsolete or worn out property in the ordinary course of business; (b) the Disposition of spare parts, inventory and Permitted Investments in the ordinary course of business; (c) the Disposition of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (d) the Disposition of property by any Subsidiary to the Guarantor or any Restricted Subsidiary except by the Borrower; (e) Dispositions permitted by Sections 6.02(b), 6.03(b), 6.03(c) or 6.04; 30 (f) leases, licenses, subleases or sublicenses granted in the ordinary course of business and on ordinary commercial terms that do not interfere in any material respect with the business of the Guarantor and its Subsidiaries; (g) Dispositions of intellectual property rights that are no longer used or useful in the business of the Guarantor and its Subsidiaries; (h) the discount, write-off or Disposition of accounts receivables overdue by more than 180 days, in each case in the ordinary course of business; (i) Restricted Payments permitted by Section 6.01; (j) Disposition of Aircraft Assets; and (k) Dispositions by the Guarantor and its Subsidiaries not otherwise listed in clauses (a) through (j) above; provided that the aggregate book value of all property Disposed of pursuant to this clause (k) in any fiscal year shall not exceed […***…]. “Permitted Encumbrances” means, individually and/or collectively, as the context may require: (a) the Liens and security interests created or permitted by the Loan Documents; (b) all Liens, encumbrances and other matters disclosed in the Title Policy; (c) Liens, if any, for Impositions not yet due or payable; (d) Liens for Impositions that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with the terms hereof; (e) statutory Liens of carriers or warehousemen incurred in the ordinary course of business and, if and to the extent the same are in dispute, are being contested in good faith in accordance with the terms of the Disbursement Agreement; (f) mechanics, materialmen and other similar Liens arising by operation of law, which are (1) incurred in the ordinary course of business, (2) for sums which are being contested in good faith in accordance with the Disbursement Agreement, and (3) except in the case of the preceding clause (2) have been discharged of record by bonding or otherwise within sixty (60) days following the filing of such Lien; (h) equipment leases or pledges; (i) immaterial Transfers and grants of easements, restrictions, covenants, reservations and rights of way in the ordinary course of business; and (j) rights of existing or future tenants pursuant to Leases approved by the Administrative Agent in accordance herewith. “Permitted Investments” shall mean, with respect to the Guarantor: 31 (1) any Investment in the Guarantor or in a Restricted Subsidiary of the Guarantor; (2) any Investment in cash, Cash Equivalents and any foreign equivalents; (3) any Investment by the Guarantor or any Restricted Subsidiary of the Borrower in a Person, if as a result of such Investment: (A) such Person becomes a Restricted Subsidiary of the Guarantor; or (B) such Person, in one transaction or a series of related and substantially concurrent transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Guarantor or a Restricted Subsidiary of the Guarantor; (4) any Investment made as a result of the receipt of non-cash consideration from a Disposition of assets; (5) any acquisition of assets or Capital Stock in exchange for the issuance of Qualifying Equity Interests; (6) any Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Guarantor or any of its Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer or (B) litigation, arbitration or other disputes; (7) Investments represented by Hedging Obligations; (8) loans or advances to officers, directors or employees made in the ordinary course of business of the Guarantor or any Restricted Subsidiary of the Guarantor in an aggregate principal amount not to exceed […***…] at any one time outstanding; (9) prepayment of any Loans in accordance with the terms and conditions of this Agreement; (10) (A) any guarantee of Indebtedness permitted to be incurred by Section 6.02 other than a guarantee of Indebtedness of an Affiliate of the Guarantor that is not a Restricted Subsidiary of the Guarantor; and (B) the guarantees of the Loan to be incurred by Guarantor and Borrower Parent hereunder;

32 (11) any Investment of the Guarantor and its Restricted Subsidiaries existing on, or made pursuant to binding commitments existing on, the Closing Date and any Investment consisting of an extension, modification or renewal of any Investment existing on, or made pursuant to a binding commitment existing on, the Closing Date; provided that the amount of any such Investment may be increased (A) as required by the terms of such Investment as in existence on the Closing Date or (B) as otherwise permitted under this Agreement; (12) Investments or commitments to make Investments acquired after the Closing Date as a result of the acquisition by the Guarantor or any Restricted Subsidiary of another Person, including by way of a merger, amalgamation or consolidation with or into the Guarantor or any of its Restricted Subsidiaries in a transaction that is not prohibited by Sections 6.02(b) or 6.03 hereof after the Closing Date to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; (13) accounts receivable arising in the ordinary course of business; (14) Investments in connection with making or financing any pre-delivery, progress or other similar payments relating to the acquisition of aircraft or aircraft engines; (15) Investments consisting of payroll advances and advances for business and travel expenses in the ordinary course of business; (16) Investments made by way of any endorsement of negotiable instruments received in the ordinary course of business and presented to any bank for collection or deposit; (17) Investments consisting of stock, obligations or securities received in settlement of amounts owing to the Guarantor or any Restricted Subsidiary in the ordinary course of business or in a distribution received in respect of an Investment permitted hereunder; (18) Investments in fuel and credit card consortia and in connection with agreements with respect to fuel consortia, credit card consortia and fuel supply, in each case, in the ordinary course of business; (19) Investments in connection with outsourcing initiatives in the ordinary course of business; (20) Investments in the nature of security deposits or maintenance reserves in connection with the financing of any Aircraft Asset; (21) guarantees incurred in the ordinary course of business of obligations that do not constitute Indebtedness of any regional air carrier doing business with the Guarantor or any of its Restricted Subsidiaries in connection 33 with the regional air carrier’s business with the Guarantor or such Restricted Subsidiary; advances to airport operators of landing fees and other customary airport charges for carriers on behalf of which the Company or any of its Restricted Subsidiaries provides ground handling services; and (22) Investments of the Guarantor or any Subsidiary of the Guarantor (other than the Borrower Parent and its Subsidiaries) in airports, airport terminals, aircraft maintenance facilities or similar facilities. “Permitted Liens” shall mean: (1) Liens existing on the Closing Date and any Liens created pursuant to the Loan Documents; (2) Liens securing Indebtedness permitted to be incurred pursuant to clauses (iii) through (vi), inclusive, (viii) and (xv) of Section 6.02(b) hereof; (3) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings and the Guarantor shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP; (4) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in good faith by appropriate proceedings and the Guarantor shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien; (5) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations; (6) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (7) Liens attaching solely to cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with an acquisition permitted under the terms of this Agreement; (8) any encumbrance or restriction (including, but not limited to, put and call agreements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (9) Liens created by landlords over leasehold property and zoning restrictions, easements, rights-of-way, restrictions on use of real property and 34 other similar encumbrances incurred in the ordinary course of business which do not interfere with the intended use by the Guarantor or any of its Restricted Subsidiaries of such Property; (10) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof; (11) Liens on insurance proceeds or unearned premiums incurred in the ordinary course of business in connection with the financing of insurance premiums; (12) judgment Liens so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired; (13) Liens securing Pari Passu Debt permitted to be incurred pursuant to covenant described in Section 6.02(b)(vi); (14) Liens on Aircraft Assets in favor of airport authorities; and (15) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Permitted Lien referred to in clauses (1) through (14) above, inclusive of any Lien existing at the date hereof; provided, however, that the obligation secured by such new Lien shall not extend beyond the property subject to the existing Lien and, except in the case of Aircraft Assets, is not greater in amount than the obligations secured by the Lien extended, renewed or replaced (plus an amount in respect of any applicable premium and reasonable financing fees and related transaction costs). “Permitted Refinancing Indebtedness” shall mean any Indebtedness (or commitments in respect thereof) of the Guarantor or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to renew, refund, extend, refinance, replace, defease or discharge other Indebtedness of Guarantor or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that: (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the original principal amount (or accreted value, if applicable) when initially incurred of the Indebtedness renewed, refunded, extended, refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith); provided that with respect to any such Permitted Refinancing Indebtedness that is refinancing secured Indebtedness and is secured by the same collateral, the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness shall not exceed the greater of the preceding amount and the Fair Market Value of the assets securing such Permitted Refinancing Indebtedness; 35 (2) if such Permitted Refinancing Indebtedness has a maturity date that is after the latest Maturity Date then in effect (with any amortization payment comprising such Permitted Refinancing Indebtedness being treated as maturing on its amortization date), such Permitted Refinancing Indebtedness has a Weighted Average Life to Maturity that is (A) equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being renewed, refunded, extended, refinanced, replaced, defeased or discharged or (B) more than 60 days after the latest Maturity Date then in effect; (3) if the Indebtedness being renewed, refunded, extended, refinanced, replaced, defeased or discharged is subordinated in right of payment to the Loans, such Permitted Refinancing Indebtedness is subordinated in right of payment to the Loans on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being renewed, refunded, extended, refinanced, replaced, defeased or discharged; (4) no Restricted Subsidiary that is not the Guarantor or a TLB Guarantor shall be an obligor with respect to such Permitted Refinancing Indebtedness unless such Restricted Subsidiary was an obligor with respect to the Indebtedness being renewed, refunded, extended, refinanced, replaced, defeased or discharged; and (5) notwithstanding that the Indebtedness being renewed, refunded, refinanced, extended, replaced, defeased or discharged may have been repaid or discharged by the Guarantor or any of its Restricted Subsidiaries prior to the date on which the new Indebtedness is incurred, Indebtedness that otherwise satisfies the requirements of this definition may be designated as Permitted Refinancing Indebtedness so long as such renewal, refunding, refinancing, extension, replacement, defeasance or discharge occurred not more than 36 months prior to the date of such payment or discharge of Permitted Refinancing Indebtedness. “Person” shall mean any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization, Airport Authority or Governmental Authority or any agency or political subdivision thereof. “Plan” shall mean a single employer plan or a multiple employer plan that is a pension plan subject to the provisions of Title IV of ERISA, Sections 412 or 430 of the Code or Section 302 of ERISA. “Plans and Specifications” shall have the meaning given such term in the Disbursement Agreement. “Project” shall have the meaning given in the Disbursement Agreement. “Project Budget” shall have the meaning given in Section 4.01(n). “Project Costs” shall have the meaning given in the Disbursement Agreement.

36 “Project Documents” shall have the meaning given in the Disbursement Agreement. “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Purchase” shall mean any acquisition or purchase of any assets (other than Aircraft Assets) where the Fair Market Value of any such assets exceeds […***…]. “Qualified Developer” shall mean upon designation by the Borrower or Administrative Agent under the terms hereof (i) Sub-Developer, or (ii) another independent, third party developer approved by Administrative Agent, such approval not to be unreasonably withheld unless an Event of Default has occurred and is continuing. “Qualified F&B Manager” shall mean any reputable management company in the business of managing food and beverage operations for hospitality assets, reasonably approved by Administrative Agent. “Qualified Hotel Manager” shall mean (i) any of the hotel management companies set forth on Schedule 2 hereof, or (ii) any other hotel management company approved by Administrative Agent, in each case, unless and until the Administrative Agent requests the termination of such management company pursuant to Section 5.16. “Qualifying Equity Interests” shall mean Equity Interests of the Guarantor other than Disqualified Stock. “Real Property” shall mean all Mortgaged Property. “Recovery Event” shall mean any event that gives rise to the receipt by the Borrower of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property; provided, however, for purposes of determining whether a prepayment under Section 2.10(a) would be required, a Recovery Event shall be deemed to have occurred only to the extent that the aggregate net cash proceeds of all such events during any fiscal year exceed […***…]. “Register” shall have the meaning set forth in Section 10.02(b)(iv). “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, employees, agents and advisors of such Person and such Person’s Affiliates. “Release” shall mean any release, spill, seepage, emission, leaking, pumping, injection, pouring, emptying, deposit, disposal, discharge, dispersal, dumping, migrating, escaping or leaching into or through the environment or within or upon any building, structure, facility or fixture. 37 “Required Lenders” shall mean, at any time, Lenders holding more than 50% of (a) until the Closing Date, the Commitments then in effect and (b) thereafter, the aggregate principal amount of all Loans outstanding. The portion of the Loans held or deemed held by a Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders at any time. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” shall mean an Officer. “Restricted Investment” shall mean an Investment other than a Permitted Investment. “Restricted Payments” shall have the meaning set forth in Section 6.01(a). “Restricted Subsidiary” of a Person shall mean any Subsidiary of the referenced Person that is not an Unrestricted Subsidiary. “Sale” shall mean any sale, transfer or other disposition of any asset (other than Aircraft Assets) where the Fair Market Value of such assets exceeded […***…]. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations, the European Union or Her Majesty’s Treasury of the United Kingdom. “Sanctioned Country” means, at any time, a country, territory or region which is itself the subject or target of any comprehensive Sanctions. “Sanctioned Person” shall mean, at any time, (a) a Person which is subject or target of any Sanctions or (b) any Person owned or controlled by any such Person or Persons. “S&P” shall mean Standard & Poor Rating Services, a Standard & Poor’s Financial Services LLC business. “SEC” shall mean the United States Securities and Exchange Commission. “Secured Leverage Ratio” means the ratio of (x) the outstanding amount of the Indebtedness of the Guarantor secured by the TLB Collateral to (y) Consolidated EBITDA of the Guarantor and its Restricted Subsidiaries for the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Guarantor have been or are required to be delivered; provided that: (1) if, since the beginning of such period, the Guarantor or any of its Restricted Subsidiaries shall have made any Sale, the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the 38 assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period; (2) if, since the beginning of such period, the Guarantor or any of its Restricted Subsidiaries (by merger, consolidation or otherwise) shall have made any Purchase or any Permitted Investment (including any Permitted Investment occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase or Permitted Investment occurred on the first day of such period; and (3) if, since the beginning of such period, any Person became a Restricted Subsidiary of the Guarantor or was merged or consolidated with or into the Guarantor or any of its Restricted Subsidiaries, and since the beginning of such period such Person shall have made any Sale, Purchase or Permitted Investment that would have required an adjustment pursuant to clause (1) or (2) above if made by the Guarantor or a Restricted Subsidiary of the Guarantor since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale, Purchase or Permitted Investment occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase, Permitted Investment or other transaction, or the amount of income or earnings relating thereto, the pro forma calculations in respect thereof shall be as determined in good faith by a responsible financial or accounting officer of the Guarantor. “Secured Parties” shall mean the Administrative Agent, the Lenders and all other holders of Obligations. “Securities Act” shall mean the Securities Act of 1933, as amended. “Significant Subsidiary” shall mean any Restricted Subsidiary of the Guarantor that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Agreement. “Solvent” shall mean, with respect to any Person, that as of the date of determination, (1) the sum of such Person’s consolidated debt and liabilities (including contingent and subordinated liabilities) does not exceed the fair value of such Person’s present consolidated assets; (2) such Person’s capital is not unreasonably small in relation to its business as contemplated on the date of determination; (3) such Person is able to pay its debts and liabilities as they become due (whether at maturity or otherwise) and (4) the present fair saleable value of the property of such Person is greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent 39 liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5 or any other analogous criteria in any jurisdiction). “Stated Maturity” shall mean, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the Closing Date, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof. “Subsidiary” shall mean, with respect to any Person (1) any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof); and (2) any partnership, joint venture or limited liability company of which (A) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise and (B) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. “Subsidiary Guarantor” shall have the meaning given such term in the Payment Guaranty. “Sub-Developer” shall mean Suffolk Construction Company, Inc., a Massachusetts corporation. “Sub-Development Agreement” shall mean that certain agreement for construction management services pursuant to AIA Document C132 – 2009, dated as of April 5, 2019 by and between Developer and Sub-Developer, as amended by that certain First Amendment to Agreement between Developer and Construction Manager, dated April 19, 2019, that certain Second Amendment to Standard Form of Agreement between Developer and Construction Manager, as Advisor, dated as of May 7, 2019, and that certain Third Amendment to Standard Form of Agreement between Developer and Construction Manager, as Advisor, dated as of May 20, 2019, and as the same may be further amended, restated, modified or supplemented pursuant to and in accordance with the terms of this Agreement. “Survey” shall mean a (a) that certain ALTA/NSPS Land Title Survey, entitled Sunseeker Resort – ALTA Survey, dated as of August 19, 2021, prepared by Banks Engineering

40 and certified by Richard M. Ritz, R.L.S. and (b) any other survey of any Mortgaged Property (and all improvements thereon) which is (i) (A) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where the Mortgaged Property is located, (B) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent, and the Title Company, (C) complying in all material respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey and (D) sufficient for the Title Company to remove all standard survey exceptions from the title insurance policy (or commitment) relating to the Mortgaged Property and issue the endorsements of the type required by Section 5.10 or (ii) otherwise reasonably acceptable to the Administrative Agent. “Swap Obligation” shall mean, with respect to the Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Taxes” shall mean any and all present or future taxes, levies, imposts, duties, assessments, fees, deductions, charges or withholdings imposed by any Governmental Authority including any interest, additions to tax or penalties applicable thereto. “Term Loan B Facility” shall mean the Credit and Guaranty Agreement dated as of February 5, 2019 among the Guarantor, as borrower, the subsidiaries of the Guarantor party thereto, the lenders party thereto and Barclays Bank PLC, as administrative agent, syndication agent and lead arranger, as amended, supplemented or otherwise modified from time to time. “Termination Date” shall mean the earlier to occur of (a) the Maturity Date and (b) the prepayment or acceleration of the Loans in accordance with the terms hereof. “Title Company” shall mean Old Republic National Title Insurance Company and Stewart Title Guaranty Company. “Title Policy” shall have the meaning assigned to such term in Section 5.10(c). “TLB Collateral” shall have the meaning assigned to the term “Collateral” in the Term Loan B Facility. “TLB Guarantor” shall have the meaning assigned to the term “Guarantor” in the Term Loan B Facility. “TLB Loan Documents” shall have the meaning assigned to the term “Loan Documents” in the Term Loan B Facility. “TLB Loans” shall have the meaning assigned to the term “Loans” in the Term Loan B Facility. “Transactions” shall mean the execution, delivery and performance by the Borrower and Guarantor of this Agreement and the other Loan Documents to which they may be a party, the creation of the Liens in the Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, the Borrowing of the Loans and the use of the proceeds thereof. 41 “Treasury Rate” shall mean with respect to any prepayment date, the yield to maturity as of such prepayment date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two (2) Business Days prior to the prepayment date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the prepayment date to the second anniversary of the Closing Date (or if such period is shorter than the shortest period which such yield is so published or otherwise so publicly available, such shortest period). “UCC” shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction. “Unrestricted Subsidiary” shall mean (i) Sunseeker Resorts, Inc. and each of its direct and indirect Subsidiaries so long as such Person meets the requirements set forth in clauses (1) through (4) below, but in all cases including the Borrower, or (ii) any other Subsidiary of the Guarantor that is designated by the Board of Directors of the Guarantor as an Unrestricted Subsidiary in compliance with Section 5.06 hereof pursuant to a resolution of the Board of Directors, but only if such Subsidiary: (1) except as permitted by Section 6.05 hereof, is not party to any agreement, contract, arrangement or understanding with the Guarantor or any Restricted Subsidiary of the Guarantor unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Guarantor or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Guarantor; (2) is a Person with respect to which neither the Guarantor nor any of its Restricted Subsidiaries has any direct or indirect obligation (A) to subscribe for additional Equity Interests or (B) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; (3) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Guarantor or any of its Restricted Subsidiaries; and (4) does not own any assets or properties that constitute TLB Collateral. “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. 42 “Voting Stock” of any specified Person as of any date shall mean the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person. “WARN Act” shall mean the Worker Adjustment and Retraining Notification Act or any other applicable similar state law. “Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (1) the sum of the products obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (B) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (2) the then outstanding principal amount of such Indebtedness. “Withholding Agent” shall mean the Borrower, the Guarantor and the Administrative Agent. “Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, extended, amended and restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and 43 Sections of, and Exhibits and Schedules to, this Agreement, unless expressly provided otherwise, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) “knowledge” or “aware” or words of similar import shall mean, when used in reference to the Borrower or the Guarantor, the actual knowledge of any Responsible Officer. Section 1.03. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Upon any such request for an amendment, the Borrower, the Required Lenders and the Administrative Agent agree to consider in good faith any such amendment in order to amend the provisions of this Agreement so as to reflect equitably such accounting changes so that the criteria for evaluating the Borrower’s consolidated financial condition shall be the same after such accounting changes as if such accounting changes had not occurred. Section 1.04. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. SECTION 2. AMOUNT AND TERMS OF CREDIT Section 2.01. Commitments of the Lenders; Loans. (a) Closing Date; Loan Commitments. Each Lender severally, and not jointly with the other Lenders, agrees, upon the terms and subject to the conditions set forth herein, to make delayed draw loans denominated in Dollars (each a “Loan” and, collectively, the “Loans”) to the Borrower in an aggregate principal amount equal to the relevant Commitment, which shall be repaid in accordance with the provisions of this Agreement. The Loans shall consist of (i) subject to the satisfaction of the conditions set forth in Section 4.02, an initial advance of […***…] to be funded to the Borrower on the Initial Funding Date (the “Initial Loan”) and (ii) subject to the satisfaction of the conditions set forth in Section 4.03, additional Advances in accordance with the Disbursement Agreement and the other Loan Documents.

44 (b) On each of April 13, 2022 and October 13, 2022; provided that, in each case, no Event of Default has occurred and is continuing and Borrower has satisfied the conditions to an Advance set forth in Section 4.03 hereof, an amount equal to […***…] shall be deposited into the Disbursement Account. On the first anniversary of the Closing Date (the “Mandatory Funding Date”), to the extent that Advances have not been made into the Disbursement Account in accordance with this Section 2.01(b) and provided no Event of Default has occurred and is continuing, the Lenders shall fund any portion of the Commitment which has not been subject to a Borrowing as the Initial Loan or an additional Advance (the “Unfunded Loan Balance”) into the Disbursement Account which funds shall be controlled by the Disbursement Agent and funded to Borrower in accordance with the terms of the Disbursement Agreement. Lenders shall have no obligation to fund additional Advances after the first anniversary of the Closing Date. All amounts deposited by Lenders into the Disbursement Account shall accrue interest at the Interest Rate commencing on the date each Advance is deposited into the Disbursement Account; provided that no Lender shall deposit any additional Advance or the Unfunded Loan Balance into the Disbursement Account prior to the Mandatory Funding Date except upon one or more earlier Loan Requests of the Borrower and satisfaction of the conditions precedent to Advance in Section 4.03. Any Advance made by Lenders shall constitute a “Loan” for all purposes hereunder. Any amount borrowed under this Section 2.01 and subsequently repaid or prepaid may not be reborrowed. Section 2.02. Requests for Loans. Unless otherwise agreed to by the Administrative Agent, to request an Advance (including the Initial Loan), the Borrower shall notify the Administrative Agent of such request by e-mail not later than 2:00p.m., New York City time, twelve (12) Business Days prior to the relevant Borrowing date pursuant to a Loan Request. The Administrative Agent shall promptly provide a copy of such notice to the Lenders. Each such Loan request shall be irrevocable and shall include a written Loan Request signed by the Borrower. Each such written Loan Request shall specify the aggregate amount of the requested Loan and the date of such Loan, which shall be a Business Day. Promptly following receipt of a Loan Request in accordance with this Section 2.02, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Loan. Section 2.03. Funding of Loans. (a) Each Lender shall make its portion of the Initial Loan or the Advance to be made by it hereunder on the Initial Funding Date or the applicable date of the Borrowing by wire transfer of immediately available funds by 12:00 p.m., New York City time, or such earlier time as may be reasonably practicable, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Loan that such Lender will not make available to the Administrative Agent such Lender’s share of such Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) and/or (b) of this Section 2.03 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower (but in 45 the case of the Borrower, only to the extent such amounts have been actually funded to the Borrower) severally agree to pay to the Administrative Agent forthwith upon written demand such corresponding amount with interest thereon, for each day from and including the date such amount is funded to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate otherwise applicable to such Loan. If such Lender pays such amount to the Administrative Agent, then (x) such amount shall constitute such Lender’s Loan included in such Loan and the Borrower shall not be obligated to repay such amount pursuant to the preceding sentence if not previously repaid and (y) if such amount was previously repaid by the Borrower, the Administrative Agent shall promptly make a corresponding amount available to the Borrower. For the avoidance of doubt, each Lender’s payment to the Administrative Agent or to the Borrower (in the case of the Initial Advance) or into the Disbursement Account (in the case of any other Advance) shall constitute making such funds available. Section 2.04. [Reserved]. Section 2.05. [Reserved]. Section 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, each Loan and the Unfunded Loan Balance shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days), from the earlier of (x) the date of funding to Borrower and (y) the date of funding into the Disbursement Account, at a rate per annum applicable thereto equal to […***…] (the “Interest Rate”). (b) Accrued interest on all Loans and the Unfunded Loan Balance (from and after funding into the Disbursement Account) shall be payable in arrears on (i) each Payment Date commencing with the Payment Date on April 30, 2022, (ii) on the Termination Date with respect to each of the Loans and thereafter on written demand, and (iii) upon any repayment or prepayment thereof (with respect to the amount repaid or prepaid). Section 2.07. Default Interest. If the Borrower and the Guarantor shall default in the payment of the principal of or interest on any Loan or in the payment of any other amount becoming due hereunder, whether at stated maturity, by acceleration or otherwise, the Borrower and the Guarantor shall on written demand of the Administrative Agent from time to time pay interest, to the extent permitted by law, on all overdue amounts up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Interest Rate plus […***…] Section 2.08. [Reserved]. Section 2.09. Amortization of Loans; Repayment of Loans; Evidence of Debt. 46 (a) The principal amount of the Loans shall be repaid in installments (each, an “Installment”) as set forth on Exhibit A on the Payment Dates set forth on Exhibit A, commencing on the Payment Date on April 7, 2025. Notwithstanding the foregoing, (1) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Loans in accordance with Sections 2.10 and 2.11, as applicable, and (2) the Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Termination Date. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) In addition to the records provided for in the preceding clause (b), the Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. The Borrower shall have the right, upon reasonable notice, to request information regarding the accounts referred to in the preceding sentence. (d) The entries made in the accounts maintained pursuant to paragraph (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. In the event of any conflict between the records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall promptly execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns in a form furnished by the Administrative Agent and reasonably acceptable to the Borrower and which shall provide that the exercise of a remedy thereunder shall be vested solely in the Administrative Agent as provided in Section 8.12 hereof. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.02) be represented by one or more promissory notes in such form payable to such payee and its registered assigns. Section 2.10. Mandatory Prepayment of Loans; Commitment Termination. (a) From and after the Final Completion Date, within ninety (90) days of the Borrower or any of its Affiliates receiving any Net Proceeds as a result of a Recovery Event or, if later, the next following Payment Date, the Borrower shall apply an amount equal to 100% of the Net Proceeds received by the Borrower or any of its Affiliates with respect thereto, to prepay outstanding Loans in accordance with Section 2.10(b); provided, however, that if (A) prior to the date any such prepayment is required to be made, the Borrower notifies the Administrative 47 Agent of its intent to repair the subject property or reinvest such Net Proceeds in assets of a kind then used or usable in the business of the Borrower and (B) no Event of Default under clause (b), (f) or (g) of Section 7.01 (each, a “Specified Default”) shall have occurred and shall be continuing at the time of proposed repair or reinvestment (unless, in the case of such Specified Default, such repair or reinvestment is made pursuant to a binding commitment entered into at a time when no Specified Default was continuing), then the Borrower shall not be required to prepay Loans hereunder in respect of such Net Proceeds to the extent that such Net Proceeds are (x) (unless such Net Proceeds constitute collateral for any Permitted Debt) deposited into an account subject to an Account Control Agreement until applied as set forth in clause (y) or (z) below; (y) used to prepay Permitted Debt that is secured by a first priority lien over property from which such Net Proceeds are derived; or (z) used to fund such repairs or reinvested within 365 days after the date of receipt of such Net Proceeds (or, if within such 365 day period, the Borrower or any of its Restricted Subsidiaries enters into a binding commitment to so reinvest in such Net Proceeds, and such Net Proceeds are so reinvested within 180 days after such binding commitment is so entered into). (b) Amounts required to be applied to the prepayment of Loans pursuant to this Section 2.10 shall be applied in inverse order of maturity to the remaining scheduled Installments of the Loans being prepaid. Loans prepaid pursuant to this Section 2.10 may not be reborrowed. (c) All prepayments under this Section 2.10 shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to the date of such prepayment plus any losses or reasonable costs and expenses that are reasonably incurred by a Lender or the Administrative Agent in connection with the prepayment or the Recovery Event to which the Net Proceeds relate. (d) Notwithstanding anything in the foregoing to the contrary, with respect to any Recovery Event occurring prior to the Final Completion Date, Section 6.8 of the Disbursement Agreement shall govern. Section 2.11. Optional Prepayment of Loans. (a) The Borrower may not prepay the Loans from the Initial Funding Date until the date falling thirty-six (36) months thereafter. Beginning on the date falling thirty-six (36) months after the Initial Funding Date until the Maturity Date, the Borrower shall have the right, at any time and from time to time, to prepay any Loans, in whole only, (i) upon written or facsimile notice (or notice by electronic mail) to the Administrative Agent received by 1:00 p.m., New York City time, thirty (30) days prior to the proposed date of prepayment. As of the date of such prepayment, the Borrower shall pay the principal amount of the Loan in full, all accrued interest thereon, the Applicable Premium, if any, and all other amounts then due and payable to the Administrative Agent, the Facility Manager and the Lenders under the Loan Documents. (b) All prepayments under Section 2.11(a) shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to the date of the prepayment, plus the Applicable Premium, if any, and any losses, costs and expenses that are reasonably incurred by a Lender or the Administrative Agent in connection with the prepayment. Loans prepaid pursuant to Section 2.11(a) may not be reborrowed.

48 (c) Each notice of prepayment shall specify the prepayment date, the principal amount of the Loans to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein; provided that the Borrower may revoke any notice of prepayment under this Section 2.11 if such prepayment would have resulted from a refinancing of any or all of the Obligations hereunder, which refinancing shall not be consummated or shall otherwise be delayed. The Administrative Agent shall, promptly after receiving notice from the Borrower hereunder, notify each Lender of the principal amount of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment. (d) Any Applicable Premium payable in accordance with this Section 2.11, Section 2.10 or Section 7.01 shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the prepayment (to the extent requiring any such Applicable Premium), and the Borrower agrees that it is reasonable under the circumstances currently existing. The Borrower and the Guarantor expressly agree that (i) if the Loans are accelerated or otherwise become due prior to the Maturity Date (and within the time periods set forth in the definition of Applicable Premium), in each case, in respect of any Event of Default (including upon the occurrence of a bankruptcy or insolvency event), the Applicable Premium (if any) will be due and payable on the date of such acceleration or such other date to the extent provided in Section 7.01 and, for the avoidance of doubt, subject to clause (3) of the remedies paragraph in Section 7.01, (ii) the Applicable Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (iii) the Applicable Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made, (iv) there has been a course of conduct between the Lenders and the Borrower giving specific consideration in the transaction for such agreement to pay the Applicable Premium, (v) the Borrower and the Guarantor shall be estopped hereafter from claiming differently than as agreed to in this Section 2.11, Section 2.10 and Section 7.01, (vi) the agreement to pay the Applicable Premium is a material inducement to the Lenders to make the Loans, and (vii) the Applicable Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such prepayment. ANY APPLICABLE PREMIUM IS DEEMED TO CONSTITUTE LIQUIDATED DAMAGES, AND THE PARTIES HERETO (OTHER THAN THE ADMINISTRATIVE AGENT) EACH ACKNOWLEDGE AND AGREE THAT SUCH DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE AND THAT THE AMOUNT THEREOF IS INTENDED TO BE A REASONABLE APPROXIMATION OF THE AMOUNT OF SUCH DAMAGES AND NOT A PENALTY. EACH OF THE OBLIGORS EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE APPLICABLE PREMIUM IN CONNECTION WITH AN ACCELERATION OF THE LOANS UNDER SECTION 7.01. Section 2.12. [Reserved]. Section 2.13. [Reserved]. 49 Section 2.14. Taxes. (a) Any and all payments by or on account of any Obligation of the Borrower or the Guarantor hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Indemnified Taxes or Other Taxes are required to be deducted or withheld from any amounts payable to the Administrative Agent, the Facility Manager or any Lender, as determined in good faith by the Withholding Agent, then (i) the sum payable by the Borrower or the Guarantor shall be increased as necessary so that after making all required deductions or withholdings for any Indemnified Taxes or Other Taxes (including deductions or withholdings for any Indemnified Taxes or Other Taxes applicable to additional sums payable under this Section 2.14), the Administrative Agent and each Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Withholding Agent shall make such deductions or withholdings and (iii) the Withholding Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. (b) In addition, the Borrower or the Guarantor, as applicable, shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) The Borrower shall indemnify the Administrative Agent, the Facility Manager and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by or on behalf of or withheld or deducted from payments owing to the Administrative Agent or such Lender on or with respect to any payment by or on account of any obligation of the Borrower or the Guarantor hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment and, to the extent available, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Each Lender shall, within ten (10) days after written demand therefor, indemnify the Administrative Agent (to the extent the Administrative Agent has not been reimbursed by the Borrower) for the full amount of any Taxes imposed by any Governmental Authority that are attributable to such Lender and that are payable or paid by the Administrative Agent, together with all interest, penalties, reasonable costs and expenses arising therefrom or with respect thereto, as determined by the Administrative Agent in good faith. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. 50 (f) Any Lender that is not a “United States person” (as such term is defined in Section 7701(a)(30) of the Code) that is entitled to an exemption from or reduction of withholding tax under the law of the United States, or any treaty to which the United States is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, including as reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender shall not be required to deliver any documentation pursuant to this Section 2.14(f) that such Lender is not legally able to deliver. (g) (1) Without limiting the generality of Section 2.14(f), each Lender that is not a “United States person” (as such term is defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter when the previously delivered certificates and/or forms expire, or upon request of the Borrower or the Administrative Agent) whichever of the following is applicable: (i) two (2) copies of duly executed Internal Revenue Service Form W- 8BEN-E, claiming eligibility for benefits of an income tax treaty to which the United States of America is a party, (ii) two (2) copies of duly executed Internal Revenue Service Form W-8ECI, (iii) two (2) copies of duly executed Internal Revenue Service Form W-8IMY, together with applicable attachments, (iv) in the case of such Lender claiming the benefits of exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code or (D) conducting a trade or business in the United States with which the relevant interest payments are effectively connected and (y) two (2) copies of duly executed Internal Revenue Service Form W-8BEN-E, or (v) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax, including as reasonably requested by the Borrower or the Administrative Agent to permit the Borrower to determine the withholding or required deduction to be made. No Lender shall be required to deliver any form or statement pursuant to this Section 2.14(g) that such Lender is not legally able to deliver. (2) Any Lender that is a “United States Person” (as such term is defined in Section 7701(a)(30) of the Code) shall deliver to the Administrative Agent and the Borrower, on or prior to the date on which such Lender becomes a party to this Agreement (and from time to time thereafter when the previously delivered certificates and/or forms expire, or upon request of the Borrower or the Administrative Agent), two (2) copies of duly executed Internal Revenue 51 Service Form W-9 (or any successor form), properly completed and duly executed by such Lender, certifying that such Lender is entitled to an exemption from United States backup withholding tax. (3) If a payment made to a Lender under this Agreement or any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. (h) If the Administrative Agent or a Lender determines, in its sole discretion, reasonably exercised, that it has received a refund of any Taxes or Other Taxes from the Governmental Authority to which such Taxes or Other Taxes were paid and as to which it has been indemnified by the Borrower or the Guarantor or with respect to which the Borrower or the Guarantor has paid additional amounts pursuant to this Section 2.14, it shall promptly pay over such refund to the Borrower or the Guarantor (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or the Guarantor under this Section 2.14 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender incurred in obtaining such refund (including Taxes imposed with respect to such refund) and without interest (other than any interest paid to the relevant Governmental Authority with respect to such refund); provided that the Borrower or the Guarantor, upon the request of the Administrative Agent or such Lender, agrees to promptly repay the amount paid over to the Borrower or the Guarantor (plus any penalties, interest or other additions to Tax imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the Administrative Agent or any Lender be required to pay any amount to the Borrower or the Guarantor pursuant to this paragraph (h) if, and then only to the extent, the payment of such amount would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.14(h) shall not be construed to require the Administrative Agent, the Facility Manager or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person. Notwithstanding anything to the contrary herein, the Administrative Agent shall have no duty to prepare or file any federal or state report or return with respect to any funds held pursuant to this Agreement or any income earned thereon, except for the delivery and filing of tax information reporting forms required to be delivered and filed with the Internal Revenue Service. Section 2.15. Payments Generally; Pro Rata Treatment.

52 (a) The Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, the Applicable Premium, if any, the reimbursement of amounts payable hereunder) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, but shall not be obligated to, in the reasonable discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, pursuant to wire instructions to be provided by the Administrative Agent, except that payments pursuant to Section 10.04 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day (and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension), unless, in the case of scheduled payments of interest and principal, such next succeeding Business Day would fall in the next calendar month, in which case the date for payment shall be the next preceding Business Day. All payments hereunder shall be made in U.S. Dollars. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Obligations then due hereunder, such funds shall be applied (i) first, towards payment of expenses then due under Sections 2.17 and 10.04 payable to the Administrative Agent, (ii) second, towards payment of expenses then due under Section 2.17, and 10.04 payable to the Lenders and towards payment of interest then due on account of the Loans, ratably among the parties entitled thereto in accordance with the amounts of such expenses and interest then due to such parties and (iii) third, towards payment of principal of the Loans ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (d) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.03(a), 2.03(b), 8.04 or 10.04(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. 53 (e) Pro Rata Treatment. (i) Each payment by the Borrower in respect of the Loans shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders. (i) Each payment (including each prepayment) by the Borrower on account of principal of and interest on any Loans shall be made pro rata according to the respective outstanding principal amounts of such Loans then held by the applicable Lenders (except that assignments to the Borrower pursuant to Error! Reference source not found. shall not be subject to this Section 2.15(e)(i)). Section 2.16. Mitigation Obligations; Replacement of Lenders. (a) If the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder, to assign its rights and obligations hereunder to another of its offices, branches or affiliates, to file any certificate or document reasonably requested by the Borrower or to take other reasonable measures, if, in the judgment of such Lender, such designation, assignment, filing or other measures (i) would eliminate or reduce amounts payable pursuant to Section 2.14, as the case may be, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. Nothing in this Section 2.16 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.14. (b) If, after the date hereof, the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.02), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), in any case as of a Business Day specified in such notice from the Borrower; provided that (i) such terminated or assigning Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts due, owing and payable to it hereunder at the time of such termination or assignment, from the assignee (to the extent of such outstanding principal and accrued interest and fees in the case of an assignment) or the Borrower (in the case of all other amounts) and (ii) in the case of an assignment due to payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. Section 2.17. The Fee. The Borrower shall pay to the Facility Manager an upfront loan fee in accordance with a fee letter between the Borrower and the Facility Manager on the Initial Funding Date (the “Fee”). Section 2.18. [Intentionally Omitted]. 54 Section 2.19. Nature of The Fee. The Fee shall be paid on the Initial Funding Date, in immediately available funds, to the Facility Manager, as provided herein. Once paid, the Fee is not refundable under any circumstances. Section 2.20. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each Lender (and their respective banking Affiliates) are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final accounts, in each case, held in trust for an identified beneficiary) at any time held and other indebtedness at any time owing by the Administrative Agent and each such Lender (or any of such banking Affiliates) to or for the credit or the account of the Borrower or the Guarantor against any and all of any such overdue amounts owing under the Loan Documents, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under any Loan Document; provided that in the event that any Defaulting Lender exercises any such right of setoff, the Defaulting Lender will provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender and the Administrative Agent agree promptly to notify the Borrower and the Guarantor after any such set-off and application made by such Lender or the Administrative Agent (or any of such banking Affiliates), as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and the Administrative Agent under this Section 2.20 are in addition to other rights and remedies which such Lender and the Administrative Agent may have upon the occurrence and during the continuance of any Event of Default. Section 2.21. Payment of Obligations. Subject to the provisions of Section 7.01, upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this Agreement or any of the other Loan Documents of the Borrower and the Guarantor, the Lenders shall be entitled to immediate payment of such Obligations. SECTION 3. REPRESENTATIONS AND WARRANTIES In order to induce the Lenders to make Loans hereunder, the Borrower, the Guarantor and each Subsidiary Guarantor, as and to the extent applicable to each Subsidiary Guarantor only, jointly and severally represent and warrant as follows: Section 3.01. Organization and Authority. Each of the Guarantor, the Borrower and the Subsidiary Guarantors (a) is duly organized, validly existing and in good standing (to the extent such concept is applicable in the applicable jurisdiction) under the laws of the jurisdiction of its organization and is duly qualified and in good standing in each other jurisdiction in which the failure to so qualify would have a Material Adverse Effect and (b) has the requisite corporate or limited liability company power and authority to effect the Transactions, to own or lease and operate its properties and to conduct its business as now conducted. Section 3.02. [Reserved]. 55 Section 3.03. Due Execution. The execution, delivery and performance by each of the Borrower, the Guarantor and the Subsidiary Guarantors of each of the Loan Documents to which it is a party (a) are within the respective corporate or limited liability company powers of the Borrower, the Guarantor and the Subsidiary Guarantors, have been duly authorized by all necessary corporate or limited liability company action, including the consent of shareholders or members where required, and do not (i) contravene the charter, by-laws or limited liability company agreement (or equivalent documentation) of the Borrower, the Guarantor or the Subsidiary Guarantors, (ii) violate any applicable law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations T, U or X of the Board), or any order or decree of any court or Governmental Authority, other than violations by the Borrower, the Guarantor or the Subsidiary Guarantors which would not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on the Borrower, the Guarantor or the Subsidiary Guarantors or any of their properties, which, in the aggregate, would reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation or imposition of any Lien upon any of the property of the Borrower or the other Grantors other than the Liens granted pursuant to this Agreement or the other Loan Documents; and (b) do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority or any other Person, other than (i) the filing of financing statements under the UCC, (ii) the filings and consents contemplated by the Collateral Documents, (iii) approvals, consents and exemptions that have been obtained on or prior to the Closing Date and remain in full force and effect, (iv) consents, approvals and exemptions that the failure to obtain in the aggregate would not be reasonably expected to result in a Material Adverse Effect and (v) routine reporting obligations. Each Loan Document to which the Borrower, the Guarantor or any the Subsidiary Guarantor is a party has been duly executed and delivered by the Borrower, the Guarantor and/or the Subsidiary Guarantor party thereto. This Agreement and the other Loan Documents to which the Borrower, the Guarantor or any Subsidiary Guarantor is a party, each is a legal, valid and binding obligation of the Borrower, the Guarantor and/or the Subsidiary Guarantor party thereto, enforceable against the Borrower, the Guarantor and/or such Subsidiary Guarantor, as the case may be, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Section 3.04. Statements Made. (a) The written information prepared by the Guarantor or any of its Subsidiaries furnished by or on behalf of the Borrower, the Guarantor, or any of the Guarantor’s Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement, together with the Annual Report on Form 10-K for 2020 of the Guarantor filed with the SEC and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed after December 31, 2020, by the Guarantor, with the SEC (as amended), taken as a whole as of the Closing Date and considering all updates and revisions included therein, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein not misleading in light of the circumstances in which such information was provided; provided that, with respect to projections, estimates or other forward-looking

56 information the Guarantor and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. (b) The Annual Report on Form 10-K of the Guarantor most recently filed with the SEC, and each Quarterly Report on Form 10-Q and Current Report on Form 8-K of the Guarantor filed with the SEC subsequently and prior to the date that this representation and warranty is being made, did not as of the date filed with the SEC (giving effect to any amendments thereof made prior to the date that this representation and warranty is being made) contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Section 3.05. Financial Statements; Material Adverse Change. (a) The unaudited consolidated financial statements of the Borrower as of and for the fiscal year ended December 31, 2020 and the quarterly consolidated financial statements of the Borrower for the periods ending March 31, 2021 and June 30, 2021 provided to the Administrative Agent pursuant to Section 4.01 hereof present fairly, in all material respects, in accordance with GAAP, the financial condition, results of operations and cash flows of the Borrower as of such dates and for such periods. The audited consolidated financial statements of the Guarantor and its Subsidiaries as of and for the fiscal year ended December 31, 2020, included in the Guarantor’s Annual Report on Form 10-K for 2020 filed with the SEC, as amended, and any report filed after December 31, 2020, by the Guarantor on Form 10-Q or Form 8-K with the SEC, present fairly, in all material respects, in accordance with GAAP, the financial condition, results of operations and cash flows of the Guarantor and its Subsidiaries on a consolidated basis as of such dates and for such periods. (b) There has been no Material Adverse Change with respect to the Borrower since July 21, 2021 except as disclosed by the Borrower to the Administrative Agent. Except as disclosed in the Guarantor’s Annual Report on Form 10-K for 2020 or any report filed after December 31, 2020, by the Guarantor on Form 10-Q or Form 8-K with the SEC, since December 31, 2020, there has been no Material Adverse Change with respect to the Guarantor or the Subsidiary Guarantors. Section 3.06. Ownership of Subsidiaries. As of the Closing Date, the Borrower is a wholly-owned, indirect Subsidiary of the Guarantor and a direct subsidiary of the Borrower Parent and (b) except for Affiliate Developer, the Borrower owns no other Subsidiaries, whether directly or indirectly. The Subsidiary Guarantors are the wholly-owned, direct or indirect subsidiaries of the Guarantor. Section 3.07. Title to Properties. Except with respect to the Mortgaged Property (which is the subject of the representations and warranties set forth in Section 3.16 herein) the Borrower and the Guarantor have good and indefeasible title in fee simple to, or valid leasehold interests in, all its material properties and assets other than (i) minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes, (ii) except where the failure to have such title or other property interests described above could not reasonably be expected to have, individually or in the aggregate, a Material 57 Adverse Effect, and (iii) all such material properties and assets are free and clear of Liens, other than Permitted Liens. Section 3.08. Use of Proceeds. The proceeds of the Loans shall be used to pay (a) with respect to the Initial Loan, costs and expenses incurred in connection with the closing of the Loan, this Agreement and the other Loan Documents and to pay the Project Costs incurred in connection with the construction and Final Completion of the Project, (b) with respect to other Loans, to fund the Disbursement Account and otherwise to pay (or reimburse the Guarantor for) the Project Costs incurred in connection with the construction and Final Completion of the Project, and (c) such other purposes as approved by Administrative Agent. Section 3.09. Litigation and Compliance with Laws. (a) Except as disclosed in the Guarantor’s Annual Report on Form 10-K for 2020 or any report filed by the Guarantor on Form 10-Q or Form 8-K with the SEC after December 31, 2020, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Borrower or the Guarantor, threatened against the Guarantor or the Guarantor’s Subsidiaries or any of their respective properties (including any properties or assets that constitute Collateral under the terms of the Loan Documents), before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that (i) are likely to have a Material Adverse Effect or (ii) could reasonably be expected to affect the legality, validity, binding effect or enforceability of the Loan Documents or, in any material respect, the rights and remedies of the Administrative Agent or the Lenders thereunder or in connection with the Transactions. (b) Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, the Borrower, the Guarantor and each of the Guarantor’s Subsidiaries to its respective knowledge is currently in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, in respect of the conduct of its business and ownership of its property. Section 3.10. Margin Regulations; Investment Company Act. (a) Neither the Guarantor nor any of its Subsidiaries is engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board, “Margin Stock”), or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loans will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation U. (b) Neither the Guarantor nor any of its Subsidiaries is, or after the making of the Loans will be, required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. Neither the making of any Loan nor the application of the proceeds of any Loan or repayment of any Loan by the Borrower or the Guarantor, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of such Act or any rule, regulation or order of the SEC thereunder. 58 Section 3.11. Perfected Security Interests. The Collateral Documents, taken as a whole, are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all of the Collateral to the extent purported to be created thereby, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. With respect to the Collateral as of the Initial Funding Date, at such time as (a) financing statements in appropriate form are filed in the appropriate offices (and the appropriate fees are paid) and (b) the execution of the Account Control Agreements, the Administrative Agent, for the benefit of the Secured Parties, shall have a first priority perfected security interest (or comparable Lien) in all of such Collateral to the extent that the Liens on such Collateral may be perfected upon the filings or recordations or upon the taking of the actions described in clauses (a) and (b) above, subject in each case only to Permitted Encumbrances, and such security interest is entitled to the benefits, rights and protections afforded under the Collateral Documents applicable thereto (subject to the qualification set forth in the first sentence of this Section 3.11). Section 3.12. Payment of Taxes. Each of the Borrower, the Borrower Parent, the Guarantor and the Guarantor’s Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed by it prior to the date hereof and has paid or caused to be paid when due all Taxes required to have been paid by it, except and solely to the extent that, in each case (a) such Taxes are being contested in good faith by appropriate proceedings or (b) the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Section 3.13. Anti-Corruption Laws and Sanctions. (a) The Guarantor has implemented and maintains in effect policies and procedures intended to ensure compliance by the Borrower, the Guarantor and their respective Subsidiaries and, when acting in such capacity, their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions; and (b) the Borrower, the Guarantor and their respective Subsidiaries and the officers and directors and, to the knowledge of the Borrower and the Guarantor, the employees and agents (acting as such) of the Borrower, the Guarantor and their respective Subsidiaries are in compliance with: (i) applicable Sanctions; and (ii) applicable Anti-Corruption Laws and Anti- Money Laundering Laws in all material respects. None of the Borrower, the Guarantor, any of their respective Subsidiaries or the officers or directors or, to the knowledge of the Borrower or the Guarantor, the employees or agents (acting as such) of the Borrower, the Guarantor and their respective Subsidiaries is a Sanctioned Person. Section 3.14. Beneficial Ownership Certifications. As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. Section 3.15. Solvency. As of the Closing Date, after giving effect to the Loans to be made on the Initial Funding Date and the payment of all costs and expenses in connection therewith, the Borrower and the Guarantor, taken as a whole, are Solvent. 59 Section 3.16. Mortgaged Property. (a) The Borrower owns good, marketable and insurable title to the Mortgaged Property and good title to the related personal property and to any other Collateral, in each case free and clear of all Liens whatsoever except the Permitted Encumbrances. The Mortgage, when properly recorded in the Official Records of Charlotte County, Florida, together with any UCC financing statements required to be filed or recorded in connection therewith, will create (i) valid, perfected first priority Liens on the Mortgaged Property and the rents therefrom, enforceable as such against creditors of and purchasers from Borrower and subject only to Permitted Encumbrances, and (ii) perfected Liens in and to all personalty, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. The Permitted Encumbrances do not and will not, individually or in the aggregate, result in a “Material Adverse Effect” or interfere with the value, or current or contemplated use or operation, of the Mortgaged Property, or the security intended to be provided by the Mortgage, the ability of the Mortgaged Property to generate net cash flow sufficient to service the Loan from and after Final Completion of the Project or the Borrower’s ability to pay its obligations as and when they come due, including its ability to repay the Indebtedness in accordance with the terms of the Loan Documents. Except as insured over by a Title Policy, there are no claims for payment for work, labor or materials affecting the Mortgaged Property that are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents. (b) Except as shown on the applicable Survey, all of the improvements on the Mortgaged Property lie, and upon Final Completion of the Project, will lie, wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining property encroach, or upon Final Completion, will encroach, upon the Mortgaged Property, and no easements or other encumbrances upon the Mortgaged Property encroach, or upon Substantial Completion, will encroach, upon any of the improvements, so as, in either case, to adversely affect the value, use or marketability of the Mortgaged Property, except those that are insured against by a Title Policy. (c) Borrower has not received and has no actual knowledge of any other Person’s receipt of notice from any insurance company or bonding company of any defects or inadequacies in the Mortgaged Property that would, alone or in the aggregate, adversely affect in any material respect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. (d) No condemnation has been commenced or, to Borrower’s knowledge, is contemplated or threatened with respect to all or any portion of the Mortgaged Property or for the relocation of roadways providing access to the Mortgaged Property. (e) The Mortgaged Property has, or upon Substantial Completion will have, adequate rights of access to dedicated public ways (and makes no material use of any means of access or egress that is not pursuant to such dedicated public ways or recorded, irrevocable rights-of-way or easements) and is, or upon Substantial Completion will be, adequately served by all public utilities, including water and sewer (or well and septic), necessary to the intended use and enjoyment of the Mortgaged Property.

60 (f) There are no pending or, to Borrower’s knowledge, proposed special or other assessments for public improvements or otherwise affecting the Property, nor will, to Borrower’s knowledge, the contemplated Project on the Property result in such special or other assessments. No extension of time for assessment or payment by Borrower of any federal, state or local tax is in effect. (g) Borrower has not suffered, permitted or initiated the joint assessment of the Property (i) with any other real property constituting a separate tax lot, or (ii) with any personal property, or any other procedure whereby the Lien of any real property taxes that may be levied against such other real property or personal property shall be assessed or levied or charged to the Property as a single Lien. (h) No portion of the Property is part of a tax lot that also includes any real property that is not owned exclusively by Borrower. (i) The uses being made of the Property are, and upon Final Completion, will be, in conformity in all material respects with, as applicable, the certificate of occupancy and/or Permits for the Property and any other restrictions, covenants or conditions affecting the Property. (j) The Property is located in an area identified by the Federal Emergency Management Agency as Zone AE, and is covered by flood insurance meeting the requirements set forth in Section 5.09 hereof. (k) No person other than the Borrower has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of any lease. The Mortgaged Property is not subject to any ground lease, reciprocal easement agreement, restrictive covenant, condominium regime, or other encumbrance (other than Permitted Encumbrances). Section 3.17. Hotel. (a) No portion of the Mortgaged Property is subject to any franchise or leasing agreements. (b) The Borrower maintains no agreement relating to the management or operation of the Hotel with any Person. From and after the Hotel Opening Date, Borrower intends to self- manage the Hotel and the Food and Beverage Component under the supervision of the Key Management Executives. (c) From and after Final Completion of the Project and prior to the Hotel Opening Date, Borrower or a Qualified Hotel Manager will be the employer of all employees at the Hotel. Borrower is not party to any collective bargaining agreement pertaining to the Property and there is no union or any other organization of employees at the Property, or to Borrower’s knowledge threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization of employees. To Borrower’s knowledge, there are no strikes, work stoppages, or demands for collective bargaining by any union or organization regarding the Property. 61 (d) From and after Final Completion of the Project and prior to the Hotel Opening Date, all Liquor Licenses required of Borrower for the legal use, occupancy and operation of the Food and Beverage Component have been obtained and are in full force and effect. SECTION 4. CONDITIONS OF LENDING Section 4.01. Conditions Precedent to Closing. This Agreement shall become effective subject to the satisfaction (or waiver by the Lenders in accordance with Section 10.08 and by the Administrative Agent) of the following conditions precedent: (a) Supporting Documents. The Administrative Agent and the Lenders shall have received, with respect to the Borrower, the Borrower Parent, the Guarantor and the Subsidiary Guarantors, in form and substance reasonably satisfactory to the Lenders: (i) a certificate of the Secretary of State of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction) and as to the charter documents on file in the office of such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary (or similar officer), of such entity dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation or formation and the by-laws or limited liability company or other operating agreement (as the case may be) of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the board of directors, board of managers or members of that entity authorizing the Borrowings hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the other Loan Documents and any other documents required or contemplated hereunder or thereunder, and the granting of the Liens contemplated hereby or the other Loan Documents (in each case to the extent applicable to such entity), (C) that the certificate of incorporation or formation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of that entity executing this Agreement and the Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii)); and (iii) an Officer’s Certificate from each of the Borrower and the Guarantor certifying (A) as to the truth in all material respects of the representations and warranties made by it contained in the Loan Documents as though made on the Closing Date, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date (provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects as of the applicable date, before and after giving effect to the 62 Transactions) and (B) as to the absence of any event occurring and continuing, or resulting from the Transactions, that constitutes an Event of Default. (b) Representations and Warranties. All representations and warranties of the Borrower, the Borrower Parent and the Guarantor contained in this Agreement and the other Loan Documents executed and delivered on the Closing Date shall be true and correct in all material respects on and as of the Closing Date, before and after giving effect to the Transactions, as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date, in which case as of such specified date); provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the Transactions. (c) No Default. On the Closing Date, no Default or Event of Default shall have occurred and be continuing nor shall any such Event of Default or Default, as the case may be, occur by reason of the making of the Loan and the application of proceeds thereof. (d) Loan Agreements. Each party hereto shall have duly executed and delivered to the Administrative Agent this Agreement and the other Loan Documents to which it is a party. (e) Payment of Fees and Expenses. All reasonable and documented out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees) shall have been paid. (f) Collateral. All actions necessary to establish that the Administrative Agent will have a perfected security interest in the Collateral (subject to any Permitted Encumbrances) (other than the Mortgaged Property and the other Collateral secured under the Mortgage) shall have been taken, including without limitation that the Borrower or the Borrower Parent shall have duly executed and delivered the Collateral Documents to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent and all financing statements in form and substance reasonably acceptable to the Administrative Agent, as may be required to grant, continue and maintain an enforceable security interest in the applicable Collateral (subject to the terms hereof and of the other Loan Documents) in accordance with the UCC as enacted in all relevant jurisdictions (g) Opinions of Counsel. The Administrative Agent and the Lenders shall have received: (i) a written opinion of Vedder Price P.C., special New York counsel to the Borrower, the Borrower Parent, the Guarantor and the Subsidiary Guarantors, dated the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders; (ii) a written opinion of Farr, Farr, Emerich, Hackett, Carr & Holmes, P.A., special Florida counsel to Borrower, the Borrower Parent and the Guarantor, dated the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders; and 63 (iii) a written opinion of Wideikis, Benedict & Berntsson, special Florida zoning counsel to Borrower and the Guarantor with respect to zoning matters, dated the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders. (h) Patriot Act. The Lenders shall have received at least three (3) Business Days prior to the Closing Date (i) all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, that such Lenders shall have requested from the Borrower or the Guarantor prior to such date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, if any Lender has requested, in a written notice to the Borrower at least 10 days prior to the Closing Date, a Beneficial Ownership Certification in relation to the Borrower, such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied). (i) Financial Statements. The Borrower shall have delivered to the Administrative Agent copies of its unaudited financial statements for the period ending December 31,2020 and its unaudited financial statements for the periods ending on March 31, 2021 and June 30, 2021. The Guarantor shall have delivered to the Administrative Agent or filed with the SEC its 10-K report for the period ending on December 31, 2020 and its 10-Q reports for the periods ending on March 31, 2021 and June 30, 2021. (j) Required Minimum Equity. The Borrower shall have contributed cash equity in the Project (inclusive of hard costs and soft costs) of not less than […***…] (exclusive of the cash equity contribution required pursuant to Section 4.02(j) hereof as a condition to the Initial Funding) and shall provide evidence thereof reasonably satisfactory to the Administrative Agent. (k) Franchise Agreement. The Property shall not be subject to any franchise agreement with any party. (l) Construction Consultant Report. The Administrative Agent shall have retained the Construction Consultant at the sole cost and expense of the Administrative Agent and the Administrative Agent shall have received a report from the Construction Consultant regarding construction, budget, schedule and technical matters pertaining to the Project, the Project Documents and the Plans and Specifications related thereto, in form, scope and substance reasonably satisfactory to the Administrative Agent. (m) Project Budget. The Administrative Agent and the Construction Consultant shall have received a budget (as amended from time to time in accordance with the terms of the Disbursement Agreement, the “Project Budget”) for all anticipated Project Costs (including Project Costs incurred prior to, as well as after, the Closing Date, including closing costs and interest and other scheduled payments hereunder, and a “contingency” line item) which includes a monthly drawdown schedule for Disbursements from the Disbursement Account necessary to achieve timely Final Completion on or before the Final Completion Deadline and such other information and supporting data as the Administrative Agent may reasonably require, together with a balanced statement of sources and uses of proceeds, broken down by line item, which

64 Project Budget, drawdown schedule and statement of sources and uses shall be reasonably satisfactory to the Administrative Agent (in consultation with the Construction Consultant). (n) Project Schedule and Schedule of Key Dates. The Administrative Agent shall have received the Project Schedule (as amended from time to time in accordance with the terms of the Disbursement Agreement), including a monthly progress schedule and a schedule of key dates for construction and completion of the Project, each of which demonstrates that the Final Completion Date will occur on or before the Final Completion Deadline and which is otherwise reasonably satisfactory to the Administrative Agent (in consultation with the Construction Consultant). (o) Appraisal. The Administrative Agent shall have received a copy of an Appraisal of the Property on an “as-is” basis and an “as-completed” basis, in each case acceptable to the Administrative Agent. (p) Plans and Specifications. The Administrative Agent shall have received the Plans and Specifications (as amended from time to time in accordance with the terms of the Disbursement Agreement) as and to the extent in effect on the Closing Date, which shall be in form and substance reasonably satisfactory to the Administrative Agent (in consultation with the Construction Consultant). Section 4.02. Conditions Precedent to Initial Funding. The obligation of the Lenders to make the Initial Loan is subject to, the satisfaction (or waiver by the Lenders in accordance with Section 10.08 and by the Administrative Agent) of the following conditions precedent and, with respect to the conditions precedent set forth in Sections 4.02(b), (c), (g), (h), (i) and (j) below, such conditions are satisfied or waived in accordance with Section 10.08 no later than 5:00 pm NYC time on the Business Day prior to the Initial Funding Date set forth in in Loan Request for the Initial Funding Date: (a) Notice. The Administrative Agent shall have timely received a Loan Request pursuant to Section 2.02. (b) Supporting Documents. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate of no change with respect to the supporting documents delivered pursuant to Section 4.02(b) hereof and an Officer’s Certificate from the Guarantor’s chief financial officer certifying that the Borrower and the Guarantor, taken as a whole, are Solvent on the Initial Funding Date, before and after giving effect to the Initial Funding Date Transactions. (c) Mortgaged Property; Title Policy.All actions necessary to establish that the Administrative Agent will have a perfected security interest in the Mortgaged Property (subject to any Permitted Encumbrances) shall have been taken, including without limitation, that the Borrower shall have submitted the Mortgage for recording in the appropriate land records in Charlotte County, Florida, and the Borrower shall have delivered evidence reasonably satisfactory to the Administrative Agent that any charges for mortgage recording tax, and all related expenses, if any, have been paid or will be paid contemporaneously with the Initial Loan (which may be from Loan proceeds) and that all mortgage tax and related affidavits, if any, have 65 been delivered to the Title Company. The Title Company shall have confirmed that, upon recording of the Mortgage, it is irrevocably committed to issue the Title Policy required hereunder to the Administrative Agent. (d) Payment of Fees and Expenses. The Borrower shall have paid (i) the Fee to the Facility Manager, and (ii) all reasonable and documented out-of-pocket expenses of the Administrative Agent not paid pursuant to Section 4.01(e) and the Facility Manager (including reasonable attorneys’ fees of Milbank LLP not to exceed […***…] and excluding the fees of the Construction Consultant and the cost of the Appraisal) for which invoices have been presented at least two Business Days prior to the Closing Date. (e) Representations and Warranties. Each representation and warranty made by the Borrower, the Guarantor and the Subsidiary Guarantors set forth in each Loan Document to which it is a party shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date; provided that, if a representation and warranty contains a materiality or Material Adverse Effect qualification, the materiality qualifier in this Section 4.02(b) shall be disregarded for purposes of such representation and warranty. (f) No Default. At the time of and immediately after such Borrowing, no Event of Default or Default shall have occurred and be continuing. (g) Material Agreements and Consents. The Administrative Agent shall have received true and correct copies of each of the Project Documents and the Plans and Specifications as in effect on the Initial Fund Date (including the Development Agreement and the Architectural Services Agreement (each in form and substance reasonably acceptable to the Administrative Agent)). The Administrative Agent shall have received true and correct copies of each Key Construction and Design Contract, and each such contract shall have been delivered to, and found reasonably acceptable by, the Administrative Agent. The Administrative Agent shall have received a fully executed consent to collateral assignment and agreement, in form and substance reasonably satisfactory to the Administrative Agent, from (i) each counterparty to the Development Agreement and the Architectural Services Agreement and (ii) such counterparties to Key Construction and Design Contracts as are specified in the Disbursement Agreement, each of which consents shall be in full force and effect on the Initial Funding Date. (h) Insurance. The Borrower shall have insurance complying with the requirements of Section 5.09 in place and in full force and effect (i) Utility Availability. The Borrower shall have delivered customary utility “will- serve” letters to the Administrative Agent or the Administrative Agent shall have received other evidence that all sewer, water, electrical, telephone and any other utility services necessary for the construction, operation and maintenance of the Mortgaged Property are available at the Mortgaged Property in adequate supply. 66 (j) Contribution. The Guarantor or an Affiliate of the Guarantor shall have funded the Disbursement Account with an amount not less than […***…] in cash. (k) Accounts. Borrower shall have established the Borrower Account (as defined in the Disbursement Agreement) and the Construction Disbursement Account (as defined in the Disbursement Agreement), shall have delivered the Account Control Agreements required by Section 2 of the Disbursement Agreement, and shall have delivered legal opinions, in form reasonably acceptable to Administrative Agent addressing authority, due execution, and enforceability of the Account Control Agreements and perfection of the Administrative Agent’s security interests in the bank accounts that are the subject of the Account Control Agreements. The acceptance by the Borrower of the initial extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in Section 4.01 and this Section 4.02 have been satisfied at that time. Section 4.03. Conditions Precedent to Disbursements. (a) Notice. The Administrative Agent shall have received a Loan Request in accordance with Section 2.01(a) hereof. (b) Representations and Warranties. Each representation and warranty made by the Borrower, the Guarantor and the Subsidiary Guarantors set forth in each Loan Document to which it is a party shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date; provided that, if a representation and warranty contains a materiality or Material Adverse Effect qualification, the materiality qualifier in this Section 4.02(b) shall be disregarded for purposes of such representation and warranty. (c) No Default. At the time of and immediately after such Borrowing, no Event of Default or Default shall have occurred and be continuing. SECTION 5. AFFIRMATIVE COVENANTS From the date hereof and for so long as the principal of or interest on any Loan is owing (or any other amount that is due and unpaid on the first date that none of the foregoing is in effect, outstanding or owing, respectively, is owing) to any Lender or the Administrative Agent hereunder: Section 5.01. Financial Statements, Reports, etc. The Borrower shall deliver to the Administrative Agent on behalf of the Lenders: (a) Within ninety (90) days after the end of each fiscal year, each of the Borrower’s and the Guarantor’s respective consolidated balance sheets and related statements of income and 67 cash flows, showing the financial condition of the Borrower and the Guarantor and its Subsidiaries, respectively, on a consolidated basis as of the close of such fiscal year and the results of their respective operations during such year, the consolidated statement of each of the Borrower and the Guarantor, to be audited in the case of the Guarantor only by independent public accountants of recognized national standing and to be accompanied by an opinion of such accountants (without any qualification or exception as to the scope of such audit and without a “going concern” qualification under GAAP as in effect on the date of this Agreement or, if there is a change in GAAP thereafter, any like qualification or exception under GAAP after giving effect to such change) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and the Guarantor and its Subsidiaries, respectively, on a consolidated basis in accordance with GAAP; provided that the foregoing delivery requirement with respect to the Guarantor shall be satisfied if the Guarantor shall have filed with the SEC its Annual Report on Form 10-K for such fiscal year, which is available to the public via EDGAR or any similar successor system; (b) Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, each of the Borrower’s and the Guarantor’s consolidated balance sheets and related statements of income and cash flows, showing the financial condition of the Borrower and the Guarantor and its Subsidiaries, respectively, on a consolidated basis as of the close of such fiscal quarter and the results of their operations during such fiscal quarter and the then elapsed portion of the fiscal year, each certified by a Responsible Officer of the Borrower or the Guarantor, as applicable, as fairly presenting in all material respects the financial condition and results of operations of the Borrower and the Guarantor and its Subsidiaries, respectively, on a consolidated basis in accordance with GAAP, subject to normal year end audit adjustments and the absence of footnotes; provided that the foregoing delivery requirement shall be satisfied with respect to the Guarantor if the Guarantor shall have filed with the SEC its Quarterly Report on Form 10-Q for such fiscal quarter, which is available to the public via EDGAR or any similar successor system; (c) Within the time period under Section 5.01(a) above, a certificate of a Responsible Officer of the Borrower certifying that, to the knowledge of such Responsible Officer, no Event of Default has occurred and is continuing, or, if, to the knowledge of such Responsible Officer, such an Event of Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; (d) Within the time period under (a) or (b) of this Section 5.01 (as applicable), a certificate of a Responsible Officer demonstrating in reasonable detail compliance with Section 6.08 as of the end of the preceding fiscal quarter; (e) Promptly after the occurrence thereof, written notice of the termination of a Plan of the Borrower pursuant to Section 4042 of ERISA to the extent such termination would constitute an Event of Default; (f) So long as any Commitment or Loan is outstanding, promptly after the Chief Financial Officer or the Treasurer of the Borrower becoming aware of the occurrence of an Event of Default that is continuing, an Officer’s Certificate specifying such Event of Default and what action the Guarantor and its Subsidiaries are taking or propose to take with respect thereto;

68 (g) Promptly, from time to time, such other information regarding the Collateral and nonconfidential information regarding the operations, business affairs and financial condition of the Borrower or the Guarantor, in each case as the Administrative Agent or any Lender, may reasonably request; and (h) Prompt written notice of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification. Information required to be delivered pursuant to this Section 5.01 by the Borrower shall be delivered pursuant to Section 10.01 hereto. Information required to be delivered pursuant to this Section 5.01 (to the extent not made available as set forth above) shall be deemed to have been delivered to the Administrative Agent on the date on which the Borrower provides written notice to the Administrative Agent that such information has been posted on the Borrower’s general commercial website on the Internet (to the extent such information has been posted or is available as described in such notice), as such website may be specified by the Borrower to the Administrative Agent from time to time. Information required to be delivered pursuant to this Section 5.01 shall be in a format which is suitable for transmission. Any notice or other communication delivered pursuant to this Section 5.01, or otherwise pursuant to this Agreement, shall be deemed to contain material non-public information unless (i) expressly marked by the Borrower or the Guarantor as “PUBLIC”, (ii) such notice or communication consists of copies of the Guarantor’s public filings with the SEC or (iii) such notice or communication has been posted on the Guarantor’s general commercial website on the Internet, as such website may be specified by the Borrower to the Administrative Agent from time to time. Section 5.02. Taxes. The Borrower, the Guarantor and the Guarantor’s Subsidiaries shall timely pay, and cause each of its Subsidiaries to pay, all Taxes, assessments, and governmental levies, other than Taxes, assessments and levies (i) being contested in good faith by appropriate proceedings and (ii) the failure to effect such payment of which are not reasonably be expected to have a Material Adverse Effect on the Borrower. Section 5.03. Stay, Extension and Usury Laws. Each of the Borrower, the Guarantor and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Borrower, the Guarantor and the Subsidiary Guarantors (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Administrative Agent, but will suffer and permit the execution of every such power as though no such law has been enacted. 69 Section 5.04. Corporate Existence. Except as otherwise set forth in Section 6.03(b), each of the Borrower, the Guarantor and the Subsidiary Guarantors shall do or cause to be done all things reasonably necessary to preserve and keep in full force and effect: (1) its corporate existence, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Borrower, the Guarantor and the Subsidiary Guarantors; and (2) the rights (charter and statutory) and material franchises of the Borrower, the Guarantor and the Subsidiary Guarantors. For the avoidance of doubt, this Section 5.04 shall not prohibit any actions permitted by Section 6.02(b) hereof. Section 5.05. Compliance with Laws, Material Contracts and Permits. (a) Each of the Borrower and the Guarantor shall comply, and the Guarantor shall cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where such noncompliance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each of the Borrower and the Guarantor will maintain in effect policies and procedures intended to ensure compliance by the Borrower, the Guarantor and the Guarantor’s Subsidiaries and, when acting in such capacity, their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions; and (b) The Borrower will comply, duly and promptly, with its respective obligations and enforce all of its respective rights under all Material Contracts, except where the failure to so comply or enforce could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (c) The Borrower will from time to time obtain, maintain, retain, observe, keep in full force and effect and diligently comply with the terms, conditions and provisions of all Permits as necessary under applicable laws, except, with respect to any such Permit, to the extent the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.06. Designation of Restricted and Unrestricted Subsidiaries. (a) The Board of Directors of the Guarantor may designate any Restricted Subsidiary of it to be an Unrestricted Subsidiary; provided that such designation will be permitted only if no Default or Event of Default would be in existence following such designation. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments owned by the Guarantor and its Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary will be deemed to be an Investment made as of the time of the designation. That designation will be permitted only if the Investment would be permitted at that time under Section 6.01 and if the Restricted Subsidiary otherwise meets the definition of an “Unrestricted Subsidiary.” 70 (b) The Board of Directors of the Guarantor may at any time designate any Unrestricted Subsidiary except the Borrower or the Borrower Parent to be a Restricted Subsidiary of the Guarantor; provided that such designation will be permitted only if no Default or Event of Default would be in existence following such designation. Section 5.07. [Reserved]. Section 5.08. Development Agreement. (a) At all times until Final Completion of the Project, (i) the Affiliate Developer (acting under the supervision and management of the Key Development Executives) or (ii) another Qualified Developer shall be responsible for supervising and managing the construction and development of the Project. At all times until Final Completion of the Project, the Development Agreement, or any replacement thereof entered into in accordance with the provisions of this Agreement, shall remain in full force and effect. Any Development Agreement shall be subordinate to the Liens of the Mortgage and all of Administrative Agents and Lenders’ rights with respect to the Mortgaged Property. (b) So long as (i) no Event of Default has occurred and is continuing, (ii) the Development Agreement remains in full force and effect, (iii) Developer has not committed fraud, gross negligence or willful misconduct, (iv) Developer is not in material default of any of Developer’s obligations under the Development Agreement and (v) Developer is not the subject of a Bankruptcy Event, then Borrower may make payments to Developer of the fees due to Developer not exceeding the Development Fee Cap pursuant to the terms of the Development Agreement and the Project Budget, as and when such fees are due and payable to Developer. (c) Administrative Agent shall have the right to cause Borrower to terminate any Development Agreement and replace the applicable counterparty thereunder with a Qualified Developer that is not an Affiliate of Borrower and is otherwise satisfactory to Administrative Agent, if any of the following shall occur: (i) an Event of Default has occurred and is continuing and the Loan has been accelerated by the Administrative Agent, (ii) a Bankruptcy Event shall occur with respect to the applicable Developer, or (iii) if the Affiliate Developer is the Developer, no Key Development Executive continues to be responsible for the supervision and management of the Affiliate Developer and no substitute Key Development Executive is appointed by Borrower (subject to Lenders’ consent, not to be unreasonably withheld) for a period of forty-five (45) days. Borrower shall have the right to terminate the Development Agreement in accordance with its terms, provided that: (A) Borrower shall provide Administrative Agent prior written notice of such termination, (B) following such termination, Borrower shall engage a Qualified Developer pursuant to a Development Agreement that complies with the terms hereof and is otherwise in a form satisfactory to Administrative Agent in all respects, and (C) such Qualified Developer and Borrower execute and deliver to Administrative Agent an Assignment and Subordination with respect to such replacement Development Agreement. Section 5.09. Insurance. The Borrower shall, and the Guarantor shall cause itself and each Restricted Subsidiary to: 71 (a) Keep its material insurable properties adequately insured in all material respects at all times by financially sound and reputable insurers to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations. (b) Without limiting the generality of Section 5.09(a) above, the Borrower shall maintain the insurance coverages required pursuant to Schedule 5.09 hereof. (c) Notwithstanding anything to the contrary contained herein, in the event that the Borrower fails to provide the Administrative Agent with evidence reasonably satisfactory to the Administrative Agent of the insurance coverage required by this Agreement, the Administrative Agent may, following three (3) Business Days’ notice to Borrower, purchase such insurance at the Borrower’s expense to protect the Administrative Agent’s and the Lenders’ interest in the Mortgaged Property and other Collateral. Such insurance may, but need not, protect the Borrower’s interest in the Mortgaged Property or the other Collateral. The coverages that the Administrative Agent purchases may not pay any claim that the Borrower or any Affiliate makes or any claim that is made against the Borrower or any Affiliate in connection with the Mortgaged Property or the other Collateral. The Borrower may later cancel any insurance purchased by the Administrative Agent, but only after providing the Administrative Agent with evidence reasonably satisfactory to the Administrative Agent that the Borrower has obtained the insurance required by this Agreement. If the Administrative Agent purchases insurance for the Mortgaged Property and/or the other Collateral, the Borrower will be responsible for the costs of that insurance, including interest at the Interest Rate described in this Agreement and any other charges imposed by the Administrative Agent in connection with the placement of insurance, until the effective date of the cancellation or expiration of such insurance. The costs of the insurance may, at the Administrative Agent’s discretion, be added to the Borrower’s total principal obligations owing to the Administrative Agent and the Lenders, and in any event shall be secured by the Liens on the Mortgaged Property and the other Collateral created by the Loan Documents. It is understood and agreed that the costs of insurance obtained by the Administrative Agent may be more than the costs of insurance that the Borrower may be able to obtain on its own (d) If any portion of any Mortgaged Property is located in an area identified at any time by the Federal Emergency Management Agency (or any successor agency) as an area having special flood hazards and in which flood insurance has been made available under the Flood Act, then the Borrower shall maintain with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to such Flood Act, and shall otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time. Section 5.10. Mortgaged Property. The Administrative Agent shall have received the following on or prior to the Closing Date or at such time as otherwise expressly set forth below: (a) a Mortgage encumbering the Mortgaged Property in favor of the Administrative Agent, for the benefit of the Secured Parties, duly executed and acknowledged by the Borrower, and otherwise in form for recording in the recording office of each applicable political

72 subdivision where the Mortgaged Property is situated, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof to create a lien under applicable requirements of law, and such financing statements and any other instruments necessary to grant a mortgage lien under the laws of any applicable jurisdiction, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent; (b) with respect to the Mortgaged Property, such consents, approvals, amendments, supplements, estoppels, tenant subordination agreements or other instruments as necessary to consummate the transactions contemplated by the Loan Documents or as shall reasonably be deemed necessary by the Administrative Agent in order for the owner or holder of the fee interest constituting the Mortgaged Property to grant the Lien contemplated by the Mortgage with respect to the Mortgaged Property and the owner thereof; (c) with respect to the Mortgage, either a bringdown of an existing title policy or a loan policy of title insurance (or marked up title insurance commitment having the effect of a loan policy of title insurance) insuring the Lien of the Mortgage as a valid first mortgage Lien on the Mortgaged Property and fixtures described therein in the amount reasonably acceptable to the Administrative Agent (not to exceed the maximum Loan amount), which policy (or such marked-up commitment) (each, a “Title Policy”) shall (A) be issued by Old Republic National Title Insurance Company as lead insurer and with Stewart Title Guaranty Company as co-insurer as to 50% of the Title Policy amount pursuant to ALTA Endorsement 23-06 (Co-Insurance - Single Policy), (B) to the extent necessary and available, include such reinsurance arrangements (with provisions for direct access, if necessary) as shall be reasonably acceptable to the Administrative Agent, (C) contain a “tie-in” or “cluster” endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount), (D) have been supplemented by such endorsements (or where such endorsements are not available, other documentation reasonably acceptable to the Administrative Agent) as shall be reasonably requested by the Administrative Agent (including endorsements on matters relating to usury, first loss, zoning, contiguity, revolving credit, doing business, non-imputation, public road access, survey, variable rate, environmental lien, subdivision, mortgage recording tax, separate tax lot, revolving credit, and so-called comprehensive coverage over covenants and restrictions); provided that to the extent that any such endorsement(s) or other documentation cannot be issued or is not available due to the state or condition of the Mortgaged Property, and such state or condition existed on the Closing Date and such state or condition does not materially and adversely affect the use or the value of the Mortgaged Property for the business of the Borrower and its Affiliates, the Borrower shall have no obligation to procure such endorsement or other documentation, and (E) contain no exceptions to title other than Permitted Encumbrances and other exceptions reasonably acceptable to the Administrative Agent or a datedown endorsement on the existing Title Policy for each existing Mortgage; (d) with respect to the Mortgaged Property, such affidavits, certificates, information (including financial data) and instruments of indemnification (including a so-called “gap” indemnification) as shall be required to induce the Title Company to issue the title policy/ies and endorsements contemplated above; 73 (e) evidence reasonably acceptable to the Administrative Agent of payment by the Borrower of all title policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the title policies referred to above; (f) with respect to the Mortgaged Property, copies of all leases, if any, in which the Borrower or any Unrestricted Subsidiary of the Guarantor holds the lessor's interest or other agreements relating to possessory interests if any. To the extent any of the foregoing leases affect the Mortgaged Property, such leases shall (x) be subordinate to the Lien of the Mortgage to be recorded against the Mortgaged Property, either expressly by its terms or pursuant to a subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to the Administrative Agent, with respect to which the Borrower or its applicable Subsidiary shall have used its commercially reasonable efforts to obtain and (y) shall otherwise be reasonably acceptable to the Administrative Agent, provided that, if the Administrative Agent fails to notify the Borrower of rejection of the lease within 10 Business Days from receipt of the lease, the lease shall be deemed to have been reasonably accepted by the Administrative Agent; (g) (x) Surveys with respect to the Mortgaged Property; provided that, if the Borrower is able to obtain a “no change” affidavit acceptable to the Title Company to enable it to issue a Title Policy removing all exceptions which would otherwise have been raised by the Title Company as a result of the absence of a new Survey for the Mortgaged Property, and issuing all survey related endorsements and coverages, then a new Survey shall not be requested and (y) following completion of the Project, an “as-built” Survey as required by the terms of the Disbursement Agreement; (h) a completed Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Property; and (i) if required by the Title Company to issue the Title Policy, fully executed progress or final lien releases, as applicable, in customary form acceptable to the Title Company from any person having mechanics’ lien or similar rights in existence on the Closing Date. Section 5.11. Additional Grantors; Collateral. (a) If the Borrower acquires any property or assets after the Closing Date, the Borrower shall, in each case at its own expense, (A) promptly execute and deliver (or the Borrower shall cause any Unrestricted Subsidiary the Borrower owns or controls to execute and deliver) to the Administrative Agent such documents and take such actions to create, grant, establish, preserve and perfect the first priority Liens (subject to Permitted Encumbrances) in favor of the Administrative Agent for the benefit of the Secured Parties on such assets of the Borrower or such Unrestricted Subsidiary, as applicable, to secure the Obligations to the extent required under the applicable Collateral Documents or reasonably requested by the Administrative Agent, and to ensure that such Collateral shall be subject to no other Liens other than Permitted Encumbrances and (B) if reasonably requested by the Administrative Agent with respect to property or assets with aggregate value in excess of […***…], deliver to the Administrative Agent, for the benefit of the Secured Parties, a written opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) to the Borrower with 74 respect to the matters described in clause (A) hereof, in each case within twenty (20) Business Days after the addition of such Collateral and in form and substance reasonably satisfactory to the Administrative Agent. Section 5.12. Access to Books and Records. (a) The Borrower and the Guarantor will make and keep books, records and accounts in which full, true and correct entries in conformity with GAAP are made of all financial dealings and transactions in relation to its business and activities, including, without limitation, an accurate and fair reflection of the transactions and dispositions of the assets of the Borrower and the Guarantor. (b) The Borrower and the Guarantor will permit, to the extent not prohibited by applicable law or contractual obligations, any representatives designated by the Administrative Agent or any Governmental Authority that is authorized to supervise or regulate the operations of a Lender, as designated by such Lender, upon reasonable prior written notice and, so long as no Event of Default has occurred and is continuing, at no out-of-pocket cost to the Borrower and the Guarantor, to (x) visit and inspect the assets and the properties of the Borrower and the Guarantor, subject to safety and regulatory restrictions, (y) examine its books and records, and (z) discuss its nonconfidential affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested (it being understood that a representative of the Borrower will be present) subject to any restrictions in any applicable Collateral Document; provided that if an Event of Default has occurred and is continuing (but not otherwise), the Borrower and the Guarantor shall be responsible for the reasonable costs and expenses of any visits of the Administrative Agent and the Lenders, acting together (but not separately); provided, further, that with respect to the property of the Borrower and the Guarantor and matters relating thereto, the rights of Administrative Agent and the Lenders under this Section 5.12 shall, subject to the inspection provisions of the applicable Collateral Documents, be limited to the following: upon the request of the Administrative Agent, the applicable Grantor will permit the Administrative Agent or any of its agents or representatives, at reasonable times and intervals without unreasonable duplication and upon reasonable prior notice, to (x) visit during normal business hours its offices, sites and properties and (y) inspect any documents relating to (i) the existence of such property, (ii) the condition of such property, and (iii) the validity, perfection and priority of any Liens on such property, and to discuss such matters with its officers, except to the extent the disclosure of any such document or any such discussion would result in the applicable Grantor’s violation of its contractual or legal obligations, in all cases without unreasonable interference with construction or operations on the Borrower’s properties. All confidential or proprietary information obtained in connection with any such visit, inspection or discussion shall be held confidential by the Administrative Agent and each agent or representative thereof and shall not be furnished or disclosed by any of them to anyone other than their respective bank examiners, auditors, accountants, agents and legal counsel, and except as may be required by any court or administrative agency or by any statute, rule, regulation or order of any Governmental Authority. 75 Section 5.13. Further Assurances. Each of the Borrower and the Guarantor covenants and agrees with each Lender that until the Termination Date the Borrower and the Guarantor will: (a) From time to time duly authorize, execute and deliver, or cause to be duly authorized, executed and delivered, such additional instruments, certificates, financing statements, agreements or documents, and take all reasonable actions (including filing UCC and other financing statements but subject to the limitations set forth in the Collateral Documents), as the Administrative Agent may reasonably request, for the purposes of perfecting the rights of the Administrative Agent and the Secured Parties with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds or products thereof or with respect to any other property or assets hereafter acquired by the Borrower which may be deemed to be part of the Collateral) pursuant hereto or thereto. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, nothing in this Agreement or any other Loan Document shall require the Borrower to make any filings or take any actions to record or to perfect any security interest in (i) (A) any intellectual property other than in the United States Copyright Office or United States Patent and Trademark Office or (B) any non-United States intellectual property or (ii) any property subject to a certificate of title, in each case other than any UCC financing statements. (b) With respect to any assets acquired by the Borrower after the Closing Date of the type constituting Collateral and as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected first priority (subject only to Permitted Encumbrances) security interest, within 30 days following such acquisition (or such longer period as to which the Administrative Agent may consent), (x) execute and deliver to the Administrative Agent such amendments to the applicable Collateral Document as the Administrative Agent reasonably deems necessary to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such assets and (y) take all commercially reasonable actions necessary and reasonably requested by the Administrative Agent to grant to, or continue on behalf of, the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such assets (subject only to Permitted Encumbrances), including the filing of UCC financing statements in such jurisdictions as may be required by the applicable Collateral Document or as may be reasonably requested by the Administrative Agent. Section 5.14. Ownership of Property. The Borrower will (a) use commercially reasonable efforts to maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition (ordinary wear and tear excepted) and (b) make all necessary repairs thereto and renewals and replacements thereof, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 5.15. Maintenance of Corporate Separateness. The Borrower shall not make any payment to a creditor of the Guarantor or any Restricted Subsidiary in respect of any liability of the Guarantor or any Restricted Subsidiary (except to the extent of Investments permitted hereunder). Section 5.16. Management of Mortgaged Property and Hotel.

76 (a) The Hotel shall be managed at all times by (i) Borrower (but only so long as Key Management Executives are responsible for day-to-day operation and management of the Hotel and Food and Beverage Component) or (b) (i) with respect to the Hotel, a Qualified Hotel Manager and (ii) with respect to the Food and Beverage Component, a Qualified F&B Manager, in either case, pursuant to an Approved Hotel Management Agreement. Pursuant to an Assignment and Subordination with respect to each Approved Hotel Management Agreement, Qualified Hotel Manager or Qualified F&B Manager, as applicable, shall agree that the Approved Hotel Management Agreement and all fees thereunder (including any incentive fees) are subject and subordinate to the Indebtedness of the Loan and the Lien of the Mortgage. Borrower may from time to time appoint a Qualified Hotel Manager to manage the Hotel or a Qualified F&B Manager to manage the Food and Beverage Component, as applicable, pursuant to an Approved Hotel Management Agreement, provided that (i) no Event of Default is continuing, (ii) Administrative Agent receives at least 60 days’ prior written notice of same, and (iii) such successor manager shall execute and deliver to Agent for Agent’s benefit an Assignment and Subordination of such Hotel Management Agreement in form and substance reasonably satisfactory to Administrative Agent. Borrower shall not rebrand or permit any Qualified Hotel Manager to rebrand the Hotel without the consent of Administrative Agent, not to be unreasonably withheld, conditioned or delayed. Any franchisor or franchise agreement for any Property that is not a component of an Approved Hotel Management Agreement shall be subject to the consent of Administrative Agent, not be unreasonably withheld, conditioned or delayed (except that Administrative Agent may require a reserve in the amount of any required work under a property improvement plan or the equivalent), and the delivery to the Administrative Agent of a franchisor comfort letter reasonably satisfactory to Agent. The per annum fees of any Qualified Hotel Manager (including any incentive fees) shall not, at any time, exceed the Maximum Management Fee. (b) Borrower shall, and shall cause any Qualified Hotel Manager (including any successor Qualified Hotel Manager) and any Qualified F&B Manager to maintain at all times worker’s compensation insurance as required by Governmental Authorities. (c) Borrower shall promptly notify the Administrative Agent in writing if any Key Management Executive is no longer responsible for day-to-day operation and management of the Hotel and the Food and Beverage Component, as applicable. Borrower shall promptly notify the Administrative Agent in writing of any monetary or material non-monetary default of Borrower or any Qualified Hotel Manager or Qualified F&B Manager under any Approved Hotel Management Agreement, after the expiration of any applicable cure periods, of which Borrower has actual knowledge. The Administrative Agent shall have the right, after reasonable notice to Borrower and in accordance with the Assignment and Subordination of such Approved Hotel Management Agreement, to cure defaults of Borrower under the Approved Hotel Management Agreement. Any out-of-pocket expenses incurred by the Administrative Agent and/or Lender to cure any such default shall constitute a part of the Indebtedness and shall be due from Borrower upon demand by the Administrative Agent. (d) (i) Following the occurrence and during the continuance of an Event of Default and following the acceleration of the Loan by the Administrative Agent (or automatically pursuant to the terms hereof); or (ii) during the continuance of a material default by any Qualified Hotel Manager under any Approved Hotel Management Agreement (after the 77 expiration of any applicable notice and/or cure periods), or (iii) if any Qualified Hotel Manager or Qualified F&B Manager, as applicable, files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for such Qualified Hotel Manager’s or Qualified F&B Manager’s, assets or such Qualified Hotel Manager or Qualified F&B Manager, as applicable, makes an assignment for the benefit of creditors, or if such Qualified Hotel Manager or Qualified F&B Manager, as applicable, is adjudicated insolvent, then, in any such case, the Administrative Agent may, in its sole discretion, terminate or require Borrower to terminate any Approved Hotel Management Agreement and engage another Qualified Hotel Manager or Qualified F&B Manager, as applicable, selected by the Administrative Agent to serve as replacement Qualified Hotel Manager or Qualified F&B Manager, as applicable, pursuant to an Approved Hotel Management Agreement in form and substance acceptable to the Administrative Agent. During the period that Borrower is self-managing the Hotel or the Food and Beverage Component, as applicable, if no Event of Default has occurred and is continuing and no Key Management Executives are continuing to manage the day-to-day operations of the Hotel and/or Food and Beverage Component as a result of the termination, death or incapacitation of such Key Executives, as applicable, and no substitute Key Development Executive is appointed by Borrower (subject to the Administrative Agent’s consent not to be unreasonably withheld) within a period of forty-five (45) days, the Administrative Agent may, in its sole discretion, require Borrower to (A) engage another Qualified Hotel Manager selected by the Borrower to serve as replacement Qualified Hotel Manager and manage the Hotel and/or (B) engage another Qualified F&B Manager selected by the Borrower to serve as replacement manager of the Food and Beverage Component, in each case, pursuant to an Approved Hotel Management Agreement in form and substance reasonably acceptable to the Administrative Agent. (e) In the event that any Approved Hotel Management Agreement is scheduled to expire at any time during the term of the Loan, Borrower shall submit to the Administrative Agent by no later than 60 days prior to such expiration a draft replacement management agreement for approval in accordance with the terms and conditions hereof. Borrower’s failure to submit the same within such time-frame shall, at the Administrative Agent’s option, constitute an immediate Event of Default. Section 5.17. Cleansing. Promptly following the Closing Date, and in any event no later than four (4) Business Days thereafter, the Guarantor shall publicly disclose the financing contemplated by this Agreement in form and substance reasonably satisfactory to the Administrative Agent so that neither the Public Lenders nor the Facility Manager shall have MNPI with respect thereto. SECTION 6. NEGATIVE COVENANTS From the date hereof and for so long as the principal of or interest on any Loan is owing (or any other amount that is due and unpaid on the first date that none of the foregoing is in effect, outstanding or owing, respectively, is owing) to any Lender or the Administrative Agent hereunder: Section 6.01. Restricted Payments. 78 (a) The Guarantor. The Guarantor will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of the Guarantor’s or any of its Restricted Subsidiaries’ Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Guarantor or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Guarantor’s or any of its Restricted Subsidiaries’ Equity Interests in their capacity as such (other than (A) dividends, distributions or payments payable in Qualifying Equity Interests or in the case of preferred stock of the Guarantor, an increase in the liquidation value thereof and (B) dividends, distributions or payments payable to the Guarantor or a Restricted Subsidiary of the Guarantor); (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Guarantor; (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value (collectively for purposes of this clause (iii), a “purchase”) any Indebtedness of the Guarantor that is contractually subordinated to the Obligations (excluding any intercompany Indebtedness between or among the Guarantor and any of its Restricted Subsidiaries); or (iv) make any Restricted Investment (including any Guarantee of any Indebtedness of any Unrestricted Subsidiary of the Guarantor), (all such payments and other actions set forth in these clauses (i) through (iv) above being collectively referred to as “Restricted Payments”), unless, at the time of and after giving effect to such Restricted Payment: (1) no Default or Event of Default has occurred and is continuing as of such time; (2) at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter periods, the Fixed Charge Coverage Ratio of the Guarantor would not be less than […***…]; (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Guarantor and its Restricted Subsidiaries since the Closing Date and together with Restricted Investments outstanding at the time of giving effect to such Restricted Payment (excluding, in each case, Restricted Payments permitted by clauses (ii) through (xvi) of Section 6.01(b) hereof), is less than the sum, without duplication, of: (A) 50% of the Consolidated Net Income of the Guarantor for the period (taken as one accounting period) from October 1, 2018 to the end of 79 the Guarantor’s most recently ended fiscal quarter for which financial statements are available at the time of such Restricted Payment; plus (B) 100% of the aggregate net cash proceeds and the Fair Market Value of non-cash consideration received by the Guarantor since February 5, 2019 as a contribution to its common equity capital or from the issue or sale of Qualifying Equity Interests (other than Qualifying Equity Interests sold to a Subsidiary of the Guarantor and excluding Excluded Contributions); plus (C) 100% of the aggregate net cash proceeds and the Fair Market Value of non-cash consideration received by the Guarantor or a Restricted Subsidiary of the Guarantor from the issue or sale of convertible or exchangeable Disqualified Stock of the Guarantor or a Restricted Subsidiary of the Guarantor or convertible or exchangeable debt securities of the Guarantor or a Restricted Subsidiary of the Guarantor (regardless of when issued or sold) or in connection with the conversion or exchange thereof, in each case that have been converted into or exchanged since the Closing Date for Qualifying Equity Interests (other than Qualifying Equity Interests and convertible or exchangeable Disqualified Stock or debt securities sold to a Subsidiary of the Guarantor); plus (D) to the extent that any Restricted Investment that was made after the Closing Date is (i) sold for cash or otherwise cancelled, liquidated or repaid for cash or (ii) made in an entity that subsequently becomes a Restricted Subsidiary of the Guarantor, the initial amount of such Restricted Investment (or, if less, the amount of cash received upon repayment or sale); plus (E) to the extent that any Unrestricted Subsidiary of the Guarantor designated as such after the Closing Date is redesignated as a Restricted Subsidiary after the Closing Date, the greater of (i) the Fair Market Value of the Guarantor’s Restricted Investment in such Subsidiary as of the date of such redesignation or (ii) such Fair Market Value as of the date on which such Subsidiary was originally designated as an Unrestricted Subsidiary after the Closing Date; plus (F) 100% of any dividends received in cash by the Guarantor or a Restricted Subsidiary of the Guarantor after the Closing Date from the Borrower or an Unrestricted Subsidiary of the Guarantor, to the extent that such dividends were not otherwise included in the Consolidated Net Income of the Guarantor for such period. (b) The provisions of Section 6.01(a) hereof will not prohibit: (i) so long as no Event of Default has occurred and is continuing as of such time, the declaration and payment of any regularly scheduled dividend payable to the

80 holders of the Guarantor’s common stock, provided that the aggregate amount of such dividends for any four consecutive fiscal quarters shall not exceed the lesser of (A) […***…] and (B) […***…] of the Guarantor’s Consolidated EBITDA for the most recent four consecutive fiscal quarters ending prior to the date of such determination for which internal consolidated financial statements of the Guarantor have been or are required to be delivered (the parties recognizing and agreeing that the Guarantor’s $.70 per share per quarter cash dividend in effect prior to suspension due to the COVID-19 pandemic is, and shall be upon resumption, a regularly scheduled dividend); (ii) the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or distribution or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or redemption payment would have complied with the provisions of this Agreement; (iii) the making of any Restricted Payment in exchange for, or out of or with the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Guarantor) of, Qualifying Equity Interests or from the substantially concurrent contribution of common equity capital to the Guarantor; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will not be considered to be net proceeds of Qualifying Equity Interests for purposes of clause (a)(2)(B) of Section 6.01 hereof and will not be considered to be Excluded Contributions; (iv) the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution), distribution or payment by a Restricted Subsidiary of the Guarantor to the holders of its Equity Interests on a pro rata basis; (v) the repurchase, redemption, defeasance or other acquisition or retirement for value of Indebtedness of the Guarantor that is contractually subordinated to the Obligations with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness; (vi) the repurchase, redemption, acquisition or retirement for value of any Equity Interests of the Guarantor or any Restricted Subsidiary of the Guarantor held by any current or former officer, director, consultant or employee (or their estates or beneficiaries of their estates) of the Guarantor or any of its Restricted Subsidiaries pursuant to any management equity plan or equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed […***…] in any 12-month period; provided further that the Guarantor or any of its Restricted Subsidiaries may carry over and make in subsequent 12-month periods, in addition to the amounts permitted for such 12-month period, up to […***…] of unutilized capacity under this clause (vi) attributable to the immediately preceding twelve-month period; 81 (vii) the repurchase of Equity Interests or other securities deemed to occur upon (A) the exercise of stock options, warrants or other securities convertible or exchangeable into Equity Interests or any other securities, to the extent such Equity Interests or other securities represent a portion of the exercise price of those stock options, warrants or other securities convertible or exchangeable into Equity Interests or any other securities or (B) the withholding of a portion of Equity Interests issued to employees and other participants under an equity compensation program of the Guarantor or its Subsidiaries to cover withholding tax obligations of such persons in respect of such issuance or upon the vesting of such Equity Interests; (viii) so long as no Event of Default has occurred and is continuing, the declaration and payment of regularly scheduled or accrued dividends, distributions or payments to holders of any class or series of Disqualified Stock or subordinated debt of the Guarantor or any preferred stock of any Restricted Subsidiary of the Guarantor, in each case either outstanding on the Closing Date or issued on or after the Closing Date in accordance with Section 6.02 hereof; (ix) payments of cash, dividends, distributions, advances, common stock or other Restricted Payments by the Guarantor or any of its Restricted Subsidiaries to allow the payment of cash in lieu of the issuance of fractional shares upon (A) the exercise of options or warrants, (B) the conversion or exchange of Capital Stock of any such Person, (C) a distribution or split or (D) the conversion or exchange of Indebtedness or hybrid securities into Capital Stock of any such Person; (x) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Guarantor or any Disqualified Stock or preferred stock of any Restricted Subsidiary of the Guarantor to the extent such dividends are included in the definition of “Fixed Charges” for such Person; (xi) Restricted Payments made with Excluded Contributions; (xii) the distribution, as a dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to the Guarantor or any of its Restricted Subsidiaries by, any Unrestricted Subsidiary; (xiii) so long as no Event of Default has occurred and is continuing, other Restricted Payments in an aggregate amount not to exceed […***…], such aggregate amount to be calculated from and after the Closing Date; (xiv) any Restricted Payment if, after giving pro forma effect thereto and to the incurrence of any Indebtedness the net proceeds of which are used to finance such Restricted Payment, the Consolidated Total Leverage Ratio would be no greater than […***…]; (xv) the payment of any amounts in respect of any restricted stock units or other instruments or rights whose value is based in whole or in part on the value of any Equity Interests issued to any directors, officers or employees of the Guarantor or any Restricted Subsidiary of the Guarantor; 82 (xvi) so long as no Event of Default has occurred and is continuing, Restricted Payments (A) made to purchase or redeem Equity Interests of the Guarantor or (B) consisting of payments in respect of any Indebtedness (whether for purchase or prepayment thereof or otherwise); and (xvii) Restricted Investments in an aggregate amount which do not exceed […***…]. In the case of any Restricted Payment that is not cash, the amount of such non-cash Restricted Payment will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Guarantor or such Restricted Subsidiary of the Guarantor, as the case may be, pursuant to the Restricted Payment. The Fair Market Value of any assets or securities that are required to be valued pursuant to this Section 6.01 shall be determined by an Officer of the Guarantor and, if greater than […***…], set forth in an Officer’s Certificate delivered to the Administrative Agent. (c) The Borrower. The Borrower shall not: (i) declare or pay any dividend or make any other payment or distribution on account of the Borrower’s Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Borrower) or to the direct or indirect holders of the Borrower’s Equity Interests in their capacity as such (other than (A) dividends, distributions or payments payable in Qualifying Equity Interests or in the case of preferred stock of the Borrower, an increase in the liquidation value thereof and (B) dividends, distributions or payments payable to the Borrower or any Unrestricted Subsidiary); (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Borrower; or (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value (collectively for purposes of this clause (iii), a “purchase”) any Indebtedness of the Borrower (other than Permitted Debt) that is contractually subordinated to the Obligations (excluding any intercompany Indebtedness between or among the Borrower and any Unrestricted Subsidiary). Section 6.02. Incurrence of Indebtedness and Issuance of Preferred Stock. (a) Each of the Borrower and the Guarantor shall not, and the Guarantor shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness, and the Guarantor shall not issue any Disqualified Stock. (b) The provisions of Section 6.02(a) hereof shall not prohibit the incurrence of any of the following items of Indebtedness by (x) the Guarantor or any Restricted Subsidiary with respect to the Indebtedness set forth in subclauses (i) through (xxiii), inclusive, below or (y) the Borrower with respect to the Indebtedness set forth in subclauses (i) and (xxiv) through (xxvi), 83 inclusive, below (as applicable to the Guarantor, the Borrower or such Restricted Subsidiary, collectively, “Permitted Debt”): (i) the incurrence by the Borrower and the Guarantors of the Loans and Guarantees in the maximum aggregate principal amount provided for herein and any Permitted Refinancing Indebtedness that is incurred to renew, refund, refinance, replace, defease, extend or discharge any Indebtedness incurred pursuant to this clause (i); (ii) the incurrence by the Guarantor or any of its Restricted Subsidiaries of the Existing Indebtedness; (iii) the incurrence by the Guarantor or any of its Restricted Subsidiaries of Capital Lease Obligations, mortgage financings or purchase money obligations incurred to finance (or to reimburse the Guarantor or any of its Restricted Subsidiaries for) all or any part of the purchase price or installation or improvement of any Aircraft Asset used in the business of the Guarantor or any of its Restricted Subsidiaries or leased by third parties, which Indebtedness is incurred within one (1) year from the date of such purchase or installation or improvement unless otherwise permitted by clause (xxv) hereof; provided that no junior liens shall be permitted on any such aircraft or aircraft engines unless otherwise permitted by clause (xxv) hereof; (iv) the incurrence by the Guarantor or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate consolidated (i.e. without duplication) principal amount (or accreted value, as applicable), including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, extend, defease or discharge any Indebtedness incurred pursuant to this clause (iv), not to exceed […***…], at any time outstanding; provided that no more than […***…] of such aggregate principal amount shall constitute secured Indebtedness; (v) the incurrence by the Guarantor or any of its Restricted Subsidiaries of any new secured Indebtedness, so long as (A) no Event of Default shall have occurred and be continuing or would result from giving effect to such secured Indebtedness, and (B) if, after giving effect to such secured Indebtedness, (x) the First Lien Leverage Ratio would be no greater than […***…] or (y) the First Lien Leverage Ratio would be greater than […***…], then the aggregate initial outstanding amount of such new Secured Indebtedness that would cause the First Lien Leverage Ratio to exceed […***…] shall not exceed […***…]; (vi) the incurrence by the Guarantor or any of its Restricted Subsidiaries of additional Indebtedness that is secured by a junior Lien on the TLB Collateral (whether or not the Term Loan B Facility remains outstanding) and expressly contractually subordinated to the prior payment in full in cash of the Indebtedness secured by the TLB Collateral, so long as the Secured Leverage Ratio would be no greater than […***…] after such additional Indebtedness is incurred;

84 (vii) the incurrence by the Guarantor or any of its Restricted Subsidiaries of additional Indebtedness that is unsecured, so long as the Fixed Charge Coverage Ratio would be no less than […***…] after such additional Indebtedness is incurred; (viii) the incurrence by the Guarantor or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, extend, defease or discharge any Indebtedness (other than intercompany Indebtedness) that was permitted to be incurred under this Section 6.02(b); (ix) the incurrence by the Guarantor of intercompany Indebtedness between or among the Guarantor and/or any of its Restricted Subsidiaries; provided that any such intercompany Indebtedness owed to a Restricted Subsidiary shall be subordinated to the Obligations; (x) the issuance by any Restricted Subsidiaries of the Guarantor to the Guarantor or to any of its Restricted Subsidiaries of shares of preferred stock; (xi) the incurrence by the Guarantor or any of its Restricted Subsidiaries of Hedging Obligations in the ordinary course of business and not for speculative purposes; (xii) the Guarantee (including by way of co-obligation or assumption) by the Guarantor or any Restricted Subsidiary of the Guarantor of Indebtedness of the Guarantor or a Restricted Subsidiary of the Guarantor to the extent that the guaranteed Indebtedness was permitted to be incurred by another provision of this Section 6.02; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the Loan, then the Guarantee must be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed or assumed; (xiii) the incurrence by the Guarantor or any of its Restricted Subsidiaries of Indebtedness or reimbursement obligations in respect of workers’ compensation claims, self-insurance obligations (including reinsurance), bankers’ acceptances, performance bonds and surety bonds in the ordinary course of business (including without limitation in respect of customs obligations, landing fees, taxes, airport charges, overfly rights and any other obligations to airport and governmental authorities); (xiv) the incurrence by the Guarantor or any of its Restricted Subsidiaries of Indebtedness in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds; (xv) Indebtedness (A) constituting credit support or financing from aircraft or engine manufacturers or their affiliates; (B) incurred to finance or refinance Aircraft Assets (including, without limitation, to reimburse the Guarantor or any of its Restricted Subsidiaries for the acquisition cost of any of the foregoing, to finance any pre-delivery, progress or similar payment or pursuant to a sale and lease-back) (whether in advance of or at any time following any acquisition of items being financed, and whether such indebtedness is unsecured in whole or in part or is secured by such items or by other 85 items or by any combination); provided that the principal amount of such Indebtedness incurred in reliance on subsection (B) of this clause (xv), at the time of incurrence of such Indebtedness, may exceed the aggregate incurred and anticipated costs to finance acquisition of the item or items being financed by such Indebtedness (calculated at the time of incurrence of such Indebtedness and determined in good faith by an officer of the Guarantor or Restricted Subsidiary, as applicable, (including reasonable estimates of anticipated costs) and calculated to include, without limitation, purchase price, fees, expenses, repayment of any pre-delivery financing and related interest expense (whether or not capitalized) and premium (if any), delivery and late charges and other costs associated with such acquisition (as so calculated, for purposes of this proviso, the “financing costs”)) but, if such principal amount exceeds such financing costs, it may not exceed the aggregate Fair Market Value of the item or items securing such Indebtedness (which Fair Market Value may, at the time of an advance commitment, be determined to be the Fair Market Value at the time of such commitment or (at the option of the Guarantor or such Restricted Subsidiary) the Fair Market Value projected for the time of incurrence of such Indebtedness); (C) incurred as permitted under Section 6.02(b)(iii) hereof or (D) constituting letters of credit in lieu of security deposits and maintenance reserves in connection with any Indebtedness or operating lease associated with an Aircraft Asset; (xvi) Indebtedness issued to current or former directors, consultants, managers, officers and employees and their spouses or estates (a) to purchase or redeem Capital Stock of the Guarantor issued to such director, consultant, manager, officer or employee in an aggregate principal amount not to exceed […***…] in any twelve-month period or (b) pursuant to any deferred compensation plan approved by the Board of Directors of the Guarantor; (xvii) reimbursement obligations in respect of standby or documentary letters of credit or banker’s acceptances; (xviii) surety and appeal bonds that do not secure judgments that constitute an Event of Default; (xix) Indebtedness of the Guarantor or any of its Restricted Subsidiaries to credit card, travel charge or clearing house processors in connection with credit card processing, travel charge or clearing house services incurred in the ordinary course of business, whether in the form of hold-backs or otherwise; (xx) the incurrence of Indebtedness of the Guarantor or any of its Restricted Subsidiaries owed to one or more Persons in connection with the financing of insurance premiums in the ordinary course of business; (xxi) credit card purchases of fuel; (xxii) Indebtedness arising from agreements of the Guarantor or any of its Restricted Subsidiaries providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the acquisition 86 or disposition of any business, assets or a Subsidiary; provided that, in the case of a disposition, the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds, including non-cash proceeds (the Fair Market Value of such non-cash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Guarantor or any of its Restricted Subsidiaries in connection with such disposition; (xxiii) Indebtedness of the Guarantor or any of its Restricted Subsidiaries consisting of take-or-pay or like obligations contained in supply, maintenance, repair, power-by-the-hour, overhaul or like agreements entered into in the ordinary course of business; (xxiv) Indebtedness expressly contemplated by the Project Budget; (xxv) Indebtedness arising from customary equipment financing which is secured by such equipment and not secured by the Collateral; and (xxvi) customary trade accounts payables incurred in the ordinary course of business, excluding payments to be made by the Borrower to suppliers or vendors for costs and expenses in accordance with the Project Budget so long as such Indebtedness does not at any time exceed […***…] of the principal amount of the Loans outstanding in the aggregate. For the avoidance of doubt, “Permitted Debt” shall expressly exclude Indebtedness obtained by Guarantor or any Restricted Subsidiary that constitutes “mezzanine” Indebtedness or preferred equity investments that is primarily secured by a direct or indirect interest in Borrower or the Project. Section 6.03. Fundamental Changes. (a) The Borrower shall not enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor sublessor), exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, person or mixed and whether tangible or intangible, whether now owned or hereafter acquired. (b) None of the Guarantor, Allegiant Air, LLC, Sunrise Asset Management, LLC nor, except as otherwise approved or waived under the Term Loan B Facility, any other Restricted Subsidiary (whichever is applicable, the “Subject Company”) shall directly or indirectly: (i) consolidate or merge with or into another Person (whether or not such Subject Company is the surviving corporation) or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Subject Company and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person, unless: (1) either: (A) the Subject Company is the surviving corporation; or 87 (B) the Person formed by or surviving any such consolidation or merger (if other than the Subject Company) or to which such sale, assignment, transfer, conveyance or other disposition has been made is an entity organized or existing under the laws of the United States, any state of the United States or the District of Columbia; and, if such entity is not a corporation, a co-obligor of the Loans is a corporation organized or existing under any such laws; (2) the Person formed by or surviving any such consolidation or merger (if other than the Subject Company), or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made, assumes all the obligations of the Subject Company under the Loan Documents by operation of law (if the surviving Person is the Guarantor) or pursuant to agreements reasonably satisfactory to the Administrative Agent; (3) immediately after such transaction, no Event of Default exists; and (4) the Subject Company shall have delivered to the Administrative Agent an Officer’s Certificate stating that such consolidation, merger or transfer complies with this Agreement. In addition, a Subject Company will not, directly or indirectly, lease all or substantially all of the properties and assets of such Subject Company and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to any other Person. (c) Section 6.03(b) shall not apply to any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Guarantor and its Restricted Subsidiaries. (d) Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of any Subject Company in a transaction that is subject to, and that complies with the provisions of, Section 6.03(a), the successor Person formed by such consolidation or into or with which such Subject Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Agreement referring to such Subject Company shall refer instead to the successor Person and not to such Subject Company), and may exercise every right and power of such Subject Company under this Agreement with the same effect as if such successor Person had been named as such Subject Company herein; provided, however, that the predecessor Subject Company, if applicable, shall not be relieved from the obligation to pay the principal of, and interest, if any, on the Loan except in the case of a sale of all of such Subject Company’s assets in a transaction that is subject to, and that complies with the provisions of, Section 6.03(a) hereof. Section 6.04. Dispositions. The Borrower will not make any Disposition without the prior written consent of the Administrative Agent including, without limitation, of the

88 Borrower’s membership interests in the Developer. The Guarantor will not, and will not permit any of its Restricted Subsidiaries to, make any Disposition, except for Permitted Dispositions. Section 6.05. Transactions with Affiliates. (a) The Borrower will not make payments of amounts constituting the Loans to any Affiliate of the Guarantor except (x) to the Developer of (A) the Developer Fee (not to exceed the Development Fee Cap) and (B) Project Costs in accordance with the Loan Documents, to the extent of amounts due and payable from the Developer to contractors, design professionals and other third parties for the development, construction and design of the Project and (y) to the Guarantor in reimbursement of Project Costs funded by Guarantor in advance of Disbursements being made to Borrower or the applicable vendor for such Project Costs under the Disbursement Agreement, except for the Initial Loan amounts. (b) The Borrower will not make other payments to the Guarantor or Affiliates of the Guarantor except on terms that are intrinsically fair, commercially reasonable, reasonably consistent with the purposes of executing Borrower’s business plan with respect to the operation of the Hotel, and not entered into with the intent to circumvent the restrictions on distributions set forth in Section 6.01(c)(i) hereof.. (c) The Guarantor will not, and will not permit any of its Restricted Subsidiaries to, make any payment to or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Guarantor (each an “Affiliate Transaction”) involving aggregate payments or consideration in excess of […***…], unless: (i) the Affiliate Transaction is on terms that are not materially less favorable to the Guarantor or the relevant Restricted Subsidiary (taking into account all effects the Guarantor or such Restricted Subsidiary expects to result from such transaction whether tangible or intangible) than those that would have been obtained in a comparable transaction by the Guarantor or such Restricted Subsidiary with an unrelated Person; and (ii) The Guarantor delivers to the Administrative Agent: (A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of […***…], an Officer’s Certificate certifying that such Affiliate Transaction complies with clause (i) of this Section 6.05(a); and (B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of […***…], an opinion as to the fairness to the Guarantor or such Restricted Subsidiary of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing. 89 (d) The following items will not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of Section 6.05(a) hereof: (1) Subject to Section 6.12(b), any employment agreement, confidentiality agreement, non-competition agreement, incentive plan, employee stock option agreement, long-term incentive plan, profit sharing plan, employee benefit plan, officer or director indemnification agreement or any similar arrangement entered into by the Guarantor or any of its Restricted Subsidiaries in the ordinary course of business and payments pursuant thereto; (2) transactions between or among the Guarantor and/or its Restricted Subsidiaries (including without limitation in connection with any full or partial “spin-off” or similar transactions); (3) transactions with a Person that is an Affiliate of the Guarantor solely because the Guarantor owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person; (4) payment of fees, compensation, reimbursements of expenses (pursuant to indemnity arrangements or otherwise) and reasonable and customary indemnities provided to or on behalf of officers, directors, employees or consultants of the Guarantor or any of its Restricted Subsidiaries; (5) any issuance of Qualifying Equity Interests to Affiliates of the Guarantor or any increase in the liquidation preference of preferred stock of the Guarantor; (6) transactions with customers, clients, suppliers or purchasers or sellers of goods or services in the ordinary course of business or transactions with joint ventures, alliances, alliance members or Unrestricted Subsidiaries entered into in the ordinary course of business; (7) loans or advances to employees, directors and contractors in the ordinary course of business not to exceed […***…] in the aggregate at any one time outstanding; (8) transactions pursuant to agreements or arrangements in effect on the Closing Date or any amendment, modification or supplement thereto or replacement thereof and any payments made or performance under any agreement as in effect on the Closing Date or any amendment, replacement, extension or renewal thereof (so long as such agreement as so amended, replaced, extended or renewed is not materially less advantageous, taken as a whole, to the Lenders than the original agreement as in effect on the Closing Date); (9) transactions between or among the Guarantor and/or its Subsidiaries; (10) any purchase by the Guarantor’s Affiliates of Indebtedness of the Guarantor or any of its Restricted Subsidiaries, the majority of which Indebtedness is offered to Persons who are not Affiliates of the Guarantor; 90 (11) transactions between the Guarantor or any of its Restricted Subsidiaries and any employee labor union or other employee group of the Guarantor or such Restricted Subsidiary provided such transactions are not otherwise prohibited by this Agreement; and (12) transactions with captive insurance companies of the Guarantor or any of its Restricted Subsidiaries. Section 6.06. Liens. The Guarantor will not, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any asset or property of the Guarantor or any Restricted Subsidiary, or any income or profits therefrom, or assign or convey any right to receive income therefrom. The Borrower will not, directly or indirectly, create, incur, assume or suffer to exist any Lien (except Permitted Encumbrances) on any asset or property of the Borrower or any of its Subsidiaries, or any income or profits therefrom, or assign or convey any right to receive income therefrom. Section 6.07. Business Activities. The Borrower will not engage in any business other than the Project. The Guarantor will not, and will not permit any of its Restricted Subsidiaries to, engage in any business other than Permitted Businesses, except to such extent as would not be material to the Guarantor and its Restricted Subsidiaries taken as a whole. Section 6.08. Consolidated Total Leverage Ratio; Liquidity. (a) The Guarantor will not permit the Consolidated Total Leverage Ratio at the close of business on the last day of each March, June, September and December to exceed […***…]. (b) The Guarantor will not permit the aggregate amount of Liquidity at the close of business on the last day of each March, June, September and December to be less than […***…]. Section 6.09. Use of Proceeds. The Borrower will not facilitate any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country (except to the extent permitted under applicable Sanctions), or (C) in any other manner that would result in the violation of any Sanctions by any party to this Agreement, including any Lender. Section 6.10. Franchise Agreement. (a) The Borrower will not franchise or rebrand the Hotel without the consent of the Administrative Agent. The Administrative Agent may withhold such consent (a) in its sole discretion if such franchising or rebranding is with a third-party that is unaffiliated with the Guarantor and (b) in its reasonable discretion if such franchising or rebranding is with an affiliate of the Guarantor. (b) If the Administrative Agent consents as provided in Section 6.10(a) above and the Borrower enters into an approved franchise or rebranding agreement after the Closing Date, the relevant franchisor shall execute and deliver a “comfort letter” on customary terms that are reasonably acceptable to the Administrative Agent including, without limitation, that (i) no fee (or funding of reserves, as applicable) shall be payable to the Administrative Agent upon any 91 termination or assumption of such franchise or rebrand agreement in connection with any enforcement of the Loan Documents and (ii) the Administrative Agent shall receive prompt written notice of any default of the Borrower under such franchise or rebrand agreement; provided that, the Borrower shall have ten (10) days to cure any such default (c) The Borrower shall not terminate, amend or otherwise modify any franchise or rebrand agreement entered into in accordance with this Section 6.10 without the prior written consent of the Administrative Agent. Section 6.11. Development Agreement. In no event shall the fees payable to Developer exceed the Development Fee Cap. Borrower shall not modify, supplement, alter or amend the Development Agreement without the prior written consent of Administrative Agent (provided no Event of Default is continuing). Section 6.12. Employment Matters. (a) The Borrower shall pay its own liabilities and expenses with respect to employees, including the salaries of its own employees, out of its own funds and assets, and shall maintain a sufficient number of employees in light of its contemplated business operations. (b) Except as otherwise required by applicable law, the Borrower shall not enter into or otherwise permit the Mortgaged Property to be affected by any collective bargaining agreements or similar employment agreements, without the prior written consent of the Administrative Agent, not to be unreasonably withheld. In the event that any legal requirement requires the Borrower to enter into any such agreement (or negotiations concerning the same), the Borrower shall promptly provide written notice to the Administrative Agent upon a Responsible Officer’s knowledge of such legal requirement and the Borrower shall consult with the Administrative Agent with respect to the Borrower’s action or inaction in connection therewith. The Borrower shall not take or permit any action that would trigger a withdrawal liability to any Plan or Benefit Plan. (c) Regardless of who is the employer of the employees at the Hotel, Borrower shall ensure that none of Qualified Hotel Manager and Qualified F&B Manager, Borrower or such employer shall terminate (or permit the termination of) any employees at the Hotel (including the Food and Beverage Component) without the prior written consent of the Administrative Agent if such termination would trigger any liability under the WARN Act. SECTION 7. EVENTS OF DEFAULT Section 7.01. Events of Default. In the case of the happening of any of the following events and the continuance thereof beyond the applicable grace period if any (each, an “Event of Default”): (a) any representation or warranty made by the Borrower, the Borrower Parent or the Guarantor in this Agreement or in any other Loan Document to which it is a party shall prove to have been false or incorrect in any material respect when made, and such representation or

92 warranty, to the extent capable of being corrected, is not corrected within ten (10) Business Days after the earlier of (A) a Responsible Officer of the Borrower, the Borrower Parent or the Guarantor obtaining knowledge of such default or (B) receipt by the Borrower of notice from the Administrative Agent of such default; provided that that the inaccuracy of any representation or warranty contained only in the Disbursement Agreement shall constitute an Event of Default hereunder only to the extent such inaccuracy constitutes a Disbursement Agreement Event of Default; or (b) default shall be made in the payment of (i) any principal of the Loans when due; or (ii) any interest on the Loans or any Fees and such default shall continue unremedied for more than five (5) Business Days; or (iii) any other amount payable hereunder when due and such default shall continue unremedied for more than ten (10) Business Days after receipt of written notice by the Borrower from the Administrative Agent of the default in making such payment when due; provided that the failure to pay any amount due under the Disbursement Agreement (and not otherwise due hereunder) shall constitute an Event of Default hereunder only to the extent such failure to pay constitutes a Disbursement Agreement Event of Default; or (c) default shall be made by the Borrower, the Borrower Parent or the Guarantor in the due observance of any covenant in Section 5.01(f), Section 5.04(1) or Section 6; or (d) default shall be made by the Borrower or the Guarantor in the due observance or performance of any other covenant, condition or agreement to be observed or performed by it pursuant to the terms of this Agreement or any of the other Loan Documents and such default shall continue unremedied for more than thirty (30) days after the earlier of (y) the receipt of written notice by Borrower from the Administrative Agent of such default and (z) the day on which a Responsible Officer of the Borrower or the Guarantor obtains actual knowledge thereof; or (e) (A) any material provision of any Loan Document to which the Borrower, the Borrower Parent or the Guarantor is a party ceases to be a valid and binding obligation of the Borrower or Guarantor for a period of fifteen (15) consecutive days after the Borrower receives written notice thereof from the Administrative Agent, or (B) the Lien on any material portion of the Collateral intended to be created by the Loan Documents shall cease to be or shall not be a valid and perfected Lien having the priorities contemplated hereby or thereby (subject to Permitted Liens and except as permitted by the terms of this Agreement or the Collateral Documents or other than as a result of the action, delay or inaction of the Administrative Agent) for a period of fifteen (15) consecutive days after the Borrower receives written notice thereof from the Administrative Agent; or (f) the Borrower, the Borrower Parent or the Guarantor: (1) commences a voluntary case under any Bankruptcy Law, (2) consents to the entry of an order for relief against it in an involuntary case under any Bankruptcy Law, (3) consents to the appointment of a custodian of it or for all or substantially all of its property, 93 (4) makes a general assignment for the benefit of its creditors, or (5) admits in writing its inability generally to pay its debts; or (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (1) is for relief against the Borrower, the Borrower Parent, the Guarantor or any group of Restricted Subsidiaries of the Guarantor that, taken together, would constitute a Significant Subsidiary in an involuntary case; (2) appoints a custodian of the Borrower, the Borrower Parent, the Guarantor or any group of Restricted Subsidiaries of the Guarantor that, taken together, would constitute a Significant Subsidiary; or (3) orders the liquidation of the Borrower, the Borrower Parent, the Guarantor or any group of Restricted Subsidiaries of the Guarantor that, taken together, would constitute a Significant Subsidiary; and in each case the order or decree remains unstayed and in effect for sixty (60) consecutive days; or (h) failure by the Borrower, the Guarantor or any Restricted Subsidiary of the Guarantor to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of […***…] (determined net of amounts covered by insurance policies issued by creditworthy insurance companies or by third party indemnities or a combination thereof), which judgments are not paid, discharged, bonded, satisfied or stayed for a period of sixty (60) days; or (i) (1) the Guarantor or any Restricted Subsidiary shall default in the performance of any obligation relating to Material Indebtedness and any applicable grace periods shall have expired and any applicable notice requirements shall have been complied with, and as a result of such default the holder or holders of such Material Indebtedness or any trustee or agent on behalf of such holder or holders shall have caused such Material Indebtedness to become due prior to its scheduled final maturity date or (2) the Guarantor or any Restricted Subsidiary shall default in the payment of the outstanding principal amount due on the scheduled final maturity date of any Indebtedness outstanding under one or more agreements of the Guarantor or a Restricted Subsidiary, any applicable grace periods shall have expired and any applicable notice requirements shall have been complied with and such failure to make payment when due shall be continuing for a period of more than five (5) consecutive Business Days following the applicable scheduled final maturity date thereunder, in an aggregate principal amount at any single time unpaid exceeding […***…]; or (j) a termination of a Plan of the Borrower or the Guarantor pursuant to Section 4042 of ERISA that would reasonably be expected to result in a Material Adverse Effect; or (k) a Change of Control has occurred; 94 (l) any Disbursement Agreement Event of Default shall have occurred and be continuing after the expiration of all applicable notice and cure periods provided for therein, if any; or (m) any License Revocation Event occurs, and such event is not cured within 40 days after the occurrence of such License Revocation Event, provided that such breach shall not be an Event of Default if such breach is not reasonably susceptible of cure within such 40-day period if Borrower is diligently pursuing a cure of such breach, and in such case, such period shall be extended to a maximum period of 100 days in the aggregate. then, and in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders, the Administrative Agent shall, by written notice to the Borrower, take one or more of the following actions, at the same or different times: (i) terminate forthwith the Commitments; (ii) declare the Loans or any portion thereof then outstanding to be forthwith due and payable, whereupon the principal of the Loans and other Obligations together with accrued interest thereon, any Applicable Premium and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantor, anything contained herein or in any other Loan Document to the contrary notwithstanding; (iii) set-off amounts in any accounts (other than accounts held in trust for an identified beneficiary) maintained with the Administrative Agent (or any of its affiliates) and apply such amounts to the obligations of the Borrower and the Guarantor hereunder and in the other Loan Documents; and (iv) exercise any and all remedies under the Loan Documents and under applicable law available to the Administrative Agent and the Lenders. In case of any event with respect to the Borrower or the Guarantor described in clause (f) or (g) of this Section 7.01, the actions and events described in clauses (i), (ii) and (iii) above shall be required or taken automatically, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and the Guarantor. Any payment received as a result of the exercise of remedies hereunder shall be applied in accordance with Section 2.15(b). SECTION 8. THE ADMINISTRATIVE AGENT AND THE FACILITY MANAGER Section 8.01. Administration by Administrative Agent. 95 (a) Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. (b) Each of the Lenders hereby authorizes the Administrative Agent, in its sole discretion: (i) in connection with the sale or other disposition of any asset that is part of the Collateral of the Borrower or any other Grantor, as the case may be, to the extent permitted by the terms of this Agreement, to release a Lien granted to the Administrative Agent, for the benefit of the Secured Parties, on such asset; (ii) to determine that the cost to the Borrower or any other Grantor, as the case may be, is disproportionate to the benefit to be realized by the Secured Parties by perfecting a Lien in a given asset or group of assets included in the Collateral and that the Borrower or such other Grantor, as the case may be, should not be required to perfect such Lien in favor of the Administrative Agent, for the benefit of the Secured Parties; (iii) to enter into the other Loan Documents on terms acceptable to the Administrative Agent and to perform its respective obligations thereunder; (iv) to execute any documents or instruments necessary to release the Guarantor from the guarantees provided herein pursuant to the Payment Guaranty and the Carry and Completion GuarantyError! Reference source not found.; and (v) to enter into any other agreements reasonably satisfactory to the Administrative Agent granting Liens to the Administrative Agent, for the benefit of the Secured Parties, on any assets of the Borrower or any other Grantor to secure the Obligations. Section 8.02. Rights of Administrative Agent. Any institution serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent, and such bank and its respective Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate of the Borrower as if it were not an Administrative Agent hereunder. The permissive rights of the Administrative Agent to do things enumerated in this Agreement shall not be construed as a duty and, with respect to such permissive rights, the Administrative Agent shall not be answerable for other than its gross negligence or willful misconduct. Section 8.03. Liability of Agents. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. The Administrative Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement, whether or not an original or a copy of such agreement has been provided to the Administrative Agent and shall have no duty to know or inquire as to the

96 performance or nonperformance of any provision of any other agreement, instrument, or document other than this Agreement. Neither the Administrative Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the parties, or any of their directors, members, officers, agents, affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. Without limiting the generality of the foregoing, (i) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.08), (iii) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, the Guarantor or any of the Guarantor’s Subsidiaries that is communicated to or obtained by the institution serving as an Administrative Agent or any of its Affiliates in any capacity and (iv) the Administrative Agent will not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt, any action that may be in violation of the automatic stay under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect. The Administrative Agent shall not be liable for any action taken or not taken by it in good faith with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.08) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to a Responsible Officer of the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for, or have any duty to ascertain or inquire into, (A) any statement, warranty or representation made in or in connection with this Agreement, (B) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (D) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (b) The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 97 (c) The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through its Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection the Administrative Agent’s activities hereunder. (d) Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder. The Administrative Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Required Lenders, pursuant to the provisions of this Agreement, unless the Required Lenders shall have offered to the Administrative Agent security or indemnity (satisfactory to the Administrative Agent in its sole and absolute discretion) against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction. (e) The Administrative Agent shall have no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of the assets, written instructions, or any other documents in connection therewith, and will not be regarded as making nor be required to make, any representations thereto. (f) Notwithstanding anything else to the contrary herein, whenever reference is made in this Agreement to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Administrative Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Administrative Agent, it is understood that in all cases the Administrative Agent shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received written instructions in accordance with this Agreement. This provision is intended solely for the benefit of the Administrative Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto. Section 8.04. Reimbursement and Indemnification. Each Lender agrees (a) to reimburse on demand the Administrative Agent for such Lender’s Aggregate Exposure Percentage of any expenses and fees incurred for the benefit of the Lenders under this Agreement and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the operations or enforcement thereof, not reimbursed by the Borrower or the Guarantor and (b) to indemnify and hold harmless the Administrative Agent and any of its Related Parties, on demand, in the amount equal to such Lender’s Aggregate Exposure Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating 98 to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the Loan Documents to the extent not reimbursed by the Borrower or the Guarantor (except such as shall result from its gross negligence or willful misconduct). Section 8.05. Successor Agents. Subject to the appointment and acceptance of a successor agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation by the Administrative Agent, the Required Lenders shall have the right, with the consent (provided no Event of Default or Default has occurred and is continuing) of the Borrower (such consent not to be unreasonably withheld or delayed), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, with the consent (provided no Event of Default or Default has occurred or is continuing) of the Borrower (such consent not to be unreasonably withheld or delayed), appoint a successor Administrative Agent which shall be a bank institution with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as an Administrative Agent. Section 8.06. Independent Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. Any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Administrative Agent is a party, will be and become the successor Administrative Agent under this Agreement and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act. Section 8.07. Advances and Payments. (a) On the date of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by it in accordance with its Commitment hereunder. Should the Administrative Agent do so, each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately 99 available funds for the amount so advanced on its behalf by the Administrative Agent, together with interest at the Federal Funds Effective Rate if not so reimbursed on the date due from and including such date but not including the date of reimbursement. (b) Any amounts received by the Administrative Agent in connection with this Agreement (other than amounts to which the Administrative Agent is entitled pursuant to Sections 2.17, 8.04 and 10.04), the application of which is not otherwise provided for in this Agreement, shall be applied in accordance with Section 2.15(b). All amounts to be paid to a Lender by the Administrative Agent shall be credited to that Lender, after collection by the Administrative Agent, in immediately available funds either by wire transfer or deposit in that Lender’s correspondent account with the Administrative Agent, as such Lender and the Administrative Agent shall from time to time agree. Section 8.08. Sharing of Setoffs. Each Lender agrees that, except to the extent this Agreement expressly provides for payments to be allocated to a particular Lender, if it shall, through the exercise either by it or any of its banking Affiliates of a right of banker’s lien, setoff or counterclaim against the Borrower or the Guarantor, including, but not limited to, a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender (or any of its banking Affiliates) under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Loans as a result of which the unpaid portion of its Loans is proportionately less than the unpaid portion of the Loans of any other Lender (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lender a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of each Lender’s Loans and its participation in Loans of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to the obtaining of such payment was to the principal amount of all Loans outstanding prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share such payment pro-rata, provided that if any such non-pro-rata payment is thereafter recovered or otherwise set aside, such purchase of participations shall be rescinded (without interest). The Borrower expressly consents to the foregoing arrangements and agrees, to the fullest extent permitted by law, that any Lender holding (or deemed to be holding) a participation in a Loan acquired pursuant to this Section or any of its banking Affiliates may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender as fully as if such Lender was the original obligee thereon, in the amount of such participation. The provisions of this Section 8.08 shall not be construed to apply to (a) any payment made by the Borrower or the Guarantor pursuant to and in accordance with the express terms of this Agreement or (b) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Loans or other Obligations owed to it. Section 8.09. Withholding Taxes. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any withholding tax applicable to such payment. If the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason, or the Administrative Agent has paid over to the Internal Revenue Service applicable withholding tax relating to a

100 payment to a Lender but no deduction has been made from such payment, without duplication of any indemnification obligations set forth in Section 8.04, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including any penalties or interest and together with any expenses incurred. Section 8.10. Appointment by Secured Parties. Each Secured Party that is not a party to this Agreement shall be deemed to have appointed the Administrative Agent as its agent under the Loan Documents in accordance with the terms of this Section 8 and to have acknowledged that the provisions of this Section 8 apply to such Secured Party mutatis mutandis as though it were a party hereto (and any acceptance by such Secured Party of the benefits of this Agreement or any other Loan Document shall be deemed an acknowledgment of the foregoing). Section 8.11. Facility Manager. Except as specifically provided in the Loan Documents, the Facility Manager has no obligations of any kind to any other Party under or in connection with any Loan Document. The Lender of the Initial Loan hereby appoints the Facility Manager to receive on its behalf all notices, communications, information and documents to be made or despatched to such Lender under the Loan Documents and the Parties agree that the Facility Manager shall generally act as a point of contact and liaison for and on behalf of such Lender in respect of all matters connected with the Loan Documents. Such appointment shall remain in full force and effect for so long as any amount is outstanding under the Loan Documents or any Commitment of such Lender is in force, unless otherwise agreed in writing by the Borrower and the Facility Manager. Each Party shall be entitled to treat the Facility Manager as the person entitled to receive all such notices, communications, information and documents as though the Facility Manager were the Lender of the Initial Loan. The notice details of the Facility Manager for this purpose are as set out in Section 10.01(a) (Notices). Section 8.12. Enforcement by Administrative Agent. Notwithstanding any other provision of this Agreement or any Loan Document, all remedies under this Agreement, any promissory notes evidencing any of the Loans, and the other Loan Documents shall be instituted, maintained, pursued or enforced solely by the Administrative Agent. Any suit or proceeding instituted by the Administrative Agent in furtherance of such enforcement shall be brought in the Administrative Agent’s name without the necessity of joining any of the other Lenders. Each Lender hereby agrees that no Lender shall have any right individually to exercise remedies with respect to the Collateral, it being understood and agreed that all remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Secured Parties, in accordance with the terms hereof. Nothing in this Section 8.12 shall limit a Lender’s ability to enter a claim against the Borrower, the Guarantor or any Subsidiary Guarantor in an insolvency proceeding. SECTION 9. RESERVED SECTION 10. MISCELLANEOUS 101 Section 10.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein or under any other Loan Document shall be in writing, and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, as follows: (i) if to the Borrower, to it at Sunseeker Florida, Inc., 1201 North Town Center, Las Vegas, Nevada 89144, Telephone No.: (702) 851-7300; Attention: Gregory Anderson; (ii) if to the Guarantor, to it at Allegiant Travel Company, 1201 North Town Center, Las Vegas, Nevada 89144, Telephone No.: (702) 851-7300; in each case Attention: Gregory Anderson; with a copy to: Ellis Funk, P.C., 5555 Glenridge Crossing, Suite 675, Atlanta, GA 30342. Attention: Rob Goldberg, Telephone: (404) 233-2800; (iii) if to WT as Administrative Agent: (A) to it at Wilmington Trust, National Association, 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, Telephone No.: (612) 217- 5645, Email: jjankiewicz@wilmingtontrust.com; Attention: Jessica A. Jankiewicz, Loan Agency; (B) with a copy, in each case, to the Facility Manager at its address (or email) set forth in Annex A hereto or such other address otherwise notified to the Borrower and the Administrative Agent.. (iv) if to any other Lender, to it at its address (or telecopy number) set forth in Annex A hereto or, if subsequently delivered, an Assignment and Acceptance; and (v) if to the Facility Manager, to it at its address (or email) set forth in Annex A hereto or such other address otherwise notified to the Borrower and the Administrative Agent. (b) Notices and other communications to the Lenders or the Facility Manager hereunder (collectively, the “Guarantor Materials”) may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that certain of the Lenders (each, a “Public Lender”) and/or the Facility Manager may have personnel who do not wish to receive material non-public information with respect to the Guarantor or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities; provided, further, that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Borrower and the Guarantor hereby agrees that it will use commercially reasonable efforts to identify that portion of the Guarantor Materials that may be distributed to the Public Lenders or the Facility Manager and that (1) all such Guarantor Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first 102 page thereof; (2) by marking Guarantor Materials “PUBLIC,” the Guarantor shall be deemed to have authorized the Administrative Agent, the Facility Manager and the Lenders to treat such Guarantor Materials as not containing any material non-public information with respect to the Guarantor or its securities for purposes of U.S. Federal and state securities Laws (provided, however, that to the extent that such Guarantor Materials constitute Information, they shall be subject to Section 10.03); (3) all Guarantor Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (4) the Administrative Agent and the Facility Manager shall be entitled to treat any Guarantor Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. The Administrative Agent or the Borrower may, in its reasonable discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications; provided, further, that no such approval shall be required for any notice delivered to the Administrative Agent by electronic mail pursuant to Section 2.11(a). (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Section 10.02. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 10.02. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (d) of this Section 10.02) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) with the prior written consent of the Administrative Agent and the Borrower, such consents not to be unreasonably withheld, and, in the case of the Borrower, the Borrower’s consent shall be deemed granted upon the Borrower’s failure to respond to notice of such request within five (5) Business Days thereof; provided that no such consent of the Administrative Agent or the Borrower shall be required for an assignment if the assignee is a Lender, an Affiliate of a Lender or an Approved Fund of a Lender, in each case so long as such assignee is an Eligible Assignee; (ii) Assignments shall be subject to the following additional conditions: 103 (A) any assignment of any Loans shall be made to an Eligible Assignee; (B) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Loans, the amount of such Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, and after giving effect to such assignment, the portion of the Loan or Commitment held by the assigning Lender of the same tranche as the assigned portion of the Loan or Commitment shall not be less than $1,000,000, in each case unless the Borrower and the Administrative Agent otherwise consent; provided that no consent of the Borrower shall be required with respect to such assignment if an Event of Default has occurred and is continuing; provided, further, that any such assignment shall be in increments of $500,000 in excess of the minimum amount described above; (C) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (D) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of […***…] for the account of the Administrative Agent; (E) the assignee, if it was not a Lender immediately prior to such assignment, shall deliver to the Administrative Agent an administrative questionnaire in a form as the Administrative Agent may require; and (F) notwithstanding anything to the contrary herein, any assignment of any Loans to the Borrower shall be subject to the requirements of the Loan DocumentsError! Reference source not found.. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below of this Section 10.02, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14 and 10.04). To the extent not otherwise notified, the Administrative Agent shall notify the Borrower of any such assignment hereunder. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.02 shall be treated for purposes of this Agreement

104 as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section 10.02. (iv) The Administrative Agent and solely for such purpose as a non-fiduciary agent of the Borrower, shall maintain at its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and principal amount of (and stated interest on) the Loans owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Guarantor, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Notwithstanding anything to the contrary contained herein, no assignment may be made hereunder to any Defaulting Lender or any of its subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v). (c) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed administrative questionnaire in a form as the Administrative Agent may require (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.03(b), 8.04 or 10.04(c), the Administrative Agent shall have no obligation to accept such Assignment and Acceptance and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (d) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.08(a) that affects 105 such Participant. Subject to Section 10.02(d)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.02(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.08 as though it were a Lender, provided such Participant agrees to be subject to the requirements of Section 8.08 as though it were a Lender. Each Lender that sells a participation, acting solely for this purpose as a non- fiduciary agent of the Borrower, shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under this Agreement or any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the proposed United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender, the Borrower, the Guarantor and the Administrative Agent shall treat each person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary. (ii) A Participant shall not be entitled to receive any greater payment under Section 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant and shall be subject to the terms of Section 2.16(a). The Lender selling the participation to such Participant shall be subject to the terms of Section 2.16(b) if such Participant requests compensation or additional amounts pursuant to Section 2.14. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless such Participant agrees, for the benefit of the Borrower, to comply with Sections 2.14(f), 2.14(g) and 2.14(h) as though it were a Lender. (e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender, and this Section 10.02 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.02, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or the Guarantor furnished to such Lender by or on behalf of the Borrower or the Guarantor; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant provides to the Administrative Agent its agreement in writing to be bound for the benefit of the Borrower by either the provisions of Section 10.03 or other provisions at least as restrictive as Section 10.03. 106 Section 10.03. Confidentiality. Each Lender agrees to keep any information delivered or made available by the Borrower or the Guarantor to it confidential, in accordance with its customary procedures, from anyone other than persons employed or retained by such Lender or its Affiliates who are or are expected to become engaged in evaluating, approving, structuring, insuring or administering the Loans, and who are advised by such Lender of the confidential nature of such information; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any of its Affiliates and their respective agents and advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential) or to any other Lender, (b) to the extent required by Law or regulations or upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority (including any self-regulatory authority), (d) which has been publicly disclosed other than as a result of a disclosure by the Administrative Agent or any Lender which is not permitted by this Agreement, (e) in connection with any litigation to which the Administrative Agent, any Lender, or their respective Affiliates may be a party to the extent reasonably required under applicable rules of discovery, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document, (g) to such Lender’s legal counsel and independent auditors, (h) on a confidential basis to (I) any rating agency in connection with rating the Guarantor and its Subsidiaries or any Facility, (II) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility or (III) any direct or indirect provider of credit protection to such Lender or its Affiliates (or its brokers), (i) with the consent of the Borrower, (j) to any actual or proposed participant or assignee of all or part of its rights hereunder or to any direct or indirect contractual counterparty (or the professional advisors thereto) to any swap or derivative transaction relating to the Guarantor and its obligations, in each case, subject to the proviso in Section 10.02(f) (with any reference to any assignee or participant set forth in such proviso being deemed to include a reference to such contractual counterparty for purposes of this Section 10.03(j)), (k) to the extent that such information is received by such Lender from a third party that is not, to such Lender’s knowledge, subject to confidentiality obligations to the Borrower, (l) to the extent that such information is independently developed by such Lender, (m) any prospective or actual funding sources and (n)to any other party hereto. If any Lender is in any manner requested or required to disclose any of the information delivered or made available to it by the Borrower or the Guarantor under clauses (b) or (e) of this Section, such Lender will, to the extent permitted by law, provide the Borrower or the Guarantor with prompt notice, to the extent reasonable, so that the Borrower or the Guarantor may seek, at its sole expense, a protective order or other appropriate remedy or may waive compliance with this Section 10.03. Section 10.04. Expenses; Indemnity; Damage Waiver. (a) (i) Except for the fees of the Construction Consultant, the cost of the Appraisal and any fees of the Facility Manager’s broker, which are the sole responsibility of the Facility Manager, the Borrower agrees to pay or reimburse (i) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated hereby, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), including the reasonable fees, charges 107 and disbursements of counsel (but limited to one primary counsel for the Administrative Agent and, if necessary, one local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and special counsel for each relevant specialty (and, in the case of an actual or perceived conflict of interest, where the party affected by such conflict, informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected person)) and (ii) all out-of-pocket costs and expenses incurred by the Administrative Agent and each Lender (and each funding source thereof) following and during the continuance of any Event of Default in connection with the enforcement or protection of any rights and remedies under this Agreement and the other Loan Documents, including all such costs and expenses incurred during any legal proceeding, including any proceeding under applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, and including in connection with any workout, restructuring or negotiations in respect of the Loans and the Loan Documents, including the reasonable fees, charges and disbursements of counsel (but limited to one counsel for the Administrative Agent and the Lenders taken as a whole and, if necessary, one local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and special counsel for each relevant specialty (and, in the case of an actual or perceived conflict of interest, where the party affected by such conflict, informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected person)). (ii) All payments or reimbursements pursuant to the foregoing clause (a)(i) shall be paid within thirty (30) days of written demand together with back-up documentation supporting such reimbursement request. (b) The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, and each Affiliate or funding source of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements and out-of-pocket fees and expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any Indemnitee in any way relating to or arising out of or in connection with or by reason of any actual or prospective claim, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of any of the following, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation or proceeding): (x) the execution, delivery, enforcement, performance or administration of any Loan Document or any other document delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby or (y) the use or the proposed use of the proceeds of the Loans; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, fees and expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee(the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of such Indemnitee and regardless of whether such Indemnitee is a party thereto, and whether or not any such claim, litigation, investigation or proceeding is brought by the Guarantor, its equity holders, its affiliates, its creditors or any other

108 Person. Paragraph (b) of this Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section 10.04, each Lender severally agrees to pay to the Administrative Agent such portion of the unpaid amount equal to such Lender’s Aggregate Exposure Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. (d) To the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions or the use of the proceeds thereof; provided that, nothing in this clause (d) shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. Section 10.05. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall, to the extent permitted by law, be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 10.05(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) The Borrower hereby designates and appoints Greenberg Traurig, LLP, Office #39-60, Metlife Building, 200 Park Avenue, New York, New York 10166, Attention: Managing Clerk, as its authorized agent to accept and acknowledge on its behalf personal service of process which may be served in any suit, action or proceeding in the aforesaid New York state or Federal 109 courts, and agrees that service of process upon said agent in accordance with law at said address and written notice of said service mailed or delivered to the Borrower in the manner provided herein shall be deemed in every respect effective service of process upon the Borrower in any such suit, action or proceeding in the state of New York. Section 10.06. No Waiver. No failure on the part of the Administrative Agent or any of the Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. Section 10.07. Extension of Maturity. Should any payment of principal of or interest or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension. Section 10.08. Amendments, etc. (a) No modification, amendment or waiver of any provision of this Agreement or any Collateral Document (other than the Account Control Agreements), and no consent to any departure by the Borrower or the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders (or signed by the Administrative Agent, as applicable, with the consent of the Required Lenders), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that no such modification or amendment shall without the prior written consent of: (i) each Lender directly and adversely affected thereby (A) increase the Commitment of any Lender or extend the termination date of the Commitment of any Lender (it being understood that a waiver of an Event of Default shall not constitute an increase in or extension of the termination date of the Commitment of a Lender), or (B) reduce the principal amount of any Loan, the rate of interest payable thereon or any Fees (provided that only the consent of the Required Lenders shall be necessary for a waiver of default interest referred to in Section 2.07), or extend any date for the payment of principal, interest or Fees hereunder or reduce any Fees payable hereunder or extend the final maturity of the Borrower’s obligations hereunder or (C) amend, modify or waive any provision of Section 2.15(b); (ii) all of the Lenders (A) amend or modify any provision of this Agreement which provides for the unanimous consent or approval of the Lenders, (B) amend this Section 10.08 that has the effect of changing the number or percentage of Lenders that must approve any modification, amendment, waiver or consent or modify the percentage of the Lenders required in the definition of Required Lenders, (C) release all or substantially all of the Liens granted to the Administrative Agent hereunder or under any other Loan Document, or release all or substantially all of the Guarantor and the Subsidiary Guarantors (except to the extent contemplated by Payment Guaranty or the 110 Carry and Completion Guaranty or upon discharge in full of all Obligations) or (D) amend or modify Section 2.15; (iii) all Lenders, reduce the percentage specified in the definition of “Required Lenders”. provided further, that any Collateral Document may be amended, supplemented or otherwise modified with the consent of the applicable Grantor and the Administrative Agent to (i) add assets (or categories of assets) to the Collateral covered by such Collateral Document or (ii) release Collateral in respect of any Disposition thereof in compliance with the terms of this Agreement or as provided in any Collateral Document. (b) No such amendment or modification shall adversely affect the rights and obligations of the Administrative Agent hereunder without its prior written consent. (c) No notice to or demand on the Borrower or the Guarantor shall entitle the Borrower or the Guarantor to any other or further notice or demand in the same, similar or other circumstances. Each assignee under Section 10.02(b) shall be bound by any amendment, modification, waiver, or consent authorized as provided herein, and any consent by a Lender shall bind any Person subsequently acquiring an interest on the Loans held by such Lender. No amendment to this Agreement shall be effective against the Borrower or the Guarantor unless signed by the Borrower or the Guarantor, as the case may be. (d) Notwithstanding anything to the contrary contained in Section 10.08(a), (i) in the event that the Borrower requests that this Agreement be modified or amended in a manner which would require the unanimous consent of all of the Lenders or the consent of all Lenders directly and adversely affected thereby and, in each case, such modification or amendment is agreed to by the Required Lenders, then the Borrower may replace any non-consenting Lender in accordance with an assignment pursuant to Section 10.02 (and such non-consenting Lender shall reasonably cooperate in effecting such assignment); provided that (x) such amendment or modification can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this clause (i)) and (y) such non-consenting Lender shall have received payment of an amount equal to the outstanding principal amount of its Loans, accrued interest thereon and all other amounts due and payable to it under this Agreement from the applicable assignee or the Borrower and (ii) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days after written notice thereof to the Lenders. Section 10.09. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 111 Section 10.10. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement. Section 10.11. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder. The provisions of Section 2.14, Section 8, Section 10.03 and 10.04 and shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments, or the termination of this Agreement or any provision hereof. Section 10.12. Execution in Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.02, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Agreement. Section 10.13. USA Patriot Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Borrower and the Guarantor that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower and the Guarantor, which information includes the name and address of the Borrower and the Guarantor and other information that will allow such Lender to identify the Borrower and the Guarantor in accordance with the Patriot Act. Section 10.14. New Value. It is the intention of the parties hereto that any provision of Collateral by a Grantor as a condition to, or in connection with, the making of any Loan, shall be made as a contemporaneous exchange for new value given by the Lenders to the Borrower. Section 10.15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

112 REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 10.15. Section 10.16. No Fiduciary Duty. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Guarantor, its stockholders and/or its affiliates. Each of the Borrower and the Guarantor agrees that nothing in the Loan Documents or otherwise related to the Transactions will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Guarantor, its stockholders or its affiliates, on the other hand. The parties hereto acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower and the Guarantor, on the other hand, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of the Guarantor, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Guarantor, its stockholders or its affiliates on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of the Guarantor, its management, stockholders, affiliates, creditors or any other Person. Each of the Borrower and the Guarantor acknowledges and agrees that the Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower, in connection with such transaction or the process leading thereto. Section 10.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Related Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Related Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; 113 (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Related Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 10.18. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Guarantor or any of its Subsidiaries, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty 114 and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Guarantor or any of its Subsidiaries, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 10.19. Force Majeure. The Administrative Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility. Signature Page – Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written. SUNSEEKER FLORIDA, INC., as the Borrower By: Name: Title: SFI EQUITY HOLDCO, INC., as the Borrower Parent By: Name: Title: ALLEGIANT TRAVEL COMPANY, as the Guarantor By: Name: Title: ALLEGIANT AIR, LLC, as a Subsidiary Guarantor By: Name: Title: SUNRISE ASSET MANAGEMENT, LLC, as a Subsidiary Guarantor By: Name: Title:

Signature Page – Credit Agreement ALLEGIANT VACATIONS, LLC, as a Subsidiary Guarantor By: Name: Title: AFH, INC., as a Subsidiary Guarantor By: Name: Title: G4 PROPERTIES, LLC, as a Subsidiary Guarantor By: Name: Title: G4 WORKS, LLC, as a Subsidiary Guarantor By: Name: Title: ALLEGIANT COMMERCIAL PROPERTIES, INC., as a Subsidiary Guarantor By: Name: Title: Signature Page – Credit Agreement ALLEGIANT COMMERCIAL PROPERTIES MISSOURI, LLC, as a Subsidiary Guarantor By: Name: Title: DUSTLAND, LLC, as a Subsidiary Guarantor By: Name: Title: Signature Page – Credit Agreement WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title: Signature Page – Credit Agreement ALT-7 STRUCTURED TRUST, as a Lender By: Wilmington Trust Company, as Trustee By: Name: Title:

CASTLELAKE LENDING OPPORTUNITIES,
L.L.C., as Facility Manager

By:____
Name:
Title:

Signature Page – Credit Agreement

ANNEX A

to Credit Agreement

LENDERS AND COMMITMENTS

A. Commitments

Lender	*Commitment*
Alt-7 Structured Trust	$350,000,000
TOTAL:	$350,000,000

B. Notices

To the Lender:

ALT-7 Structured Trust
c/o Wilmington Trust, N.A.
Loan Agency
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: Jessica Jankiewicz
Fax: +1 612-217-5651
Email: jjankiewicz@wilmingtontrust.com

To the Facility Manager:

Castlelake Lending Opportunities, L.L.C.
c/o Castlelake, L.P.
90 South 7th Street
Minneapolis, MN 55402
Attention: Legal Department/Notices
Email: notices@castlelake.com

EXHIBIT A
to Credit Agreement

AMORTIZATION

Date (each, a "Payment Date")	Monthly amortization	Maturity Date
April 30, 2025	$26,000,000	
October 31, 2025	$26,000,000	
April 30, 2026	$26,000,000	
October 31, 2026	$26,000,000	
April 30, 2027	$26,000,000	
October 31, 2027	$26,000,000	
April 30, 2028	$26,000,000	
October 31, 2028	$26,000,000	$142,000,000

EXHIBIT B
to Credit Agreement

FORM OF INSTRUMENT OF ASSUMPTION AND JOINDER

ASSUMPTION AND JOINDER AGREEMENT dated as of [____] (the "Assumption Agreement") made by [______] a [**Insert State of Organization**] [**corporation, limited partnership or limited liability company**] (the "Company") for the benefit of the Secured Parties (as such term is defined in that certain Credit Agreement, dated as of [●], 2021 (as amended, restated, amended and restated, supplemented, modified or extended from time to time in accordance with its terms, the "Credit Agreement"), among, *inter alios*, Sunseeker Florida, Inc., as Borrower, Allegiant Travel Company, as Guarantor, its subsidiaries party thereto from time to time, the Lenders party thereto, and Wilmington Trust, National Association, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

W I T N E S S E T H:

The Company is a [**Insert State of Organization**] [**corporation, limited partnership or limited liability company**], and is a Subsidiary of Borrower. Pursuant to Section 5.11 of the Credit Agreement, the Company is required to execute this document.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company hereby agrees as follows:

SECTION 1. Assumption and Joinder. The Company hereby agrees to perform and observe each and every one of the covenants and agreements and hereby assumes the obligations and liabilities of **[(i)]** a Guarantor under the Credit Agreement applicable to the Company as a Guarantor thereunder**[, and (ii) a Grantor under the Collateral Documents, to which it is a party] (any such document, a "Company Security Document"), in each case applicable to the Company as a Grantor thereunder].**[1] By virtue of the foregoing, the Company hereby accepts and assumes any liability of **[**(x)**]** a Guarantor related to each representation or warranty, covenant or obligation made by a Guarantor in the Credit Agreement, and hereby expressly affirms in all material respects, as of the date hereof, each of such representations, warranties, covenants and obligations as they apply to the Company, **[and (y) a Grantor related to each representation or warranty, covenant or obligation made by a Grantor in each Company Security Document, and hereby expressly affirms in all material respects, as of the date hereof, each of such representations, warranties, covenants and obligations as they apply to the Company]**.[2]

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1. Include reference to applicable Collateral Documents to the extent that the Company intends to pledge collateral contemporaneous with the delivery of this Assumption Agreement.
2. Include to the extent that the Company intends to pledge collateral contemporaneous with the delivery of this Assumption Agreement.

4 (a) Guarantee. (i) All references to the term “Guarantor” in the Credit Agreement, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the Company, in each case as of and after the date hereof. (ii) The Company, as Guarantor, hereby joins in and agrees to be bound by each and all of the provisions of the Credit Agreement, as of the date hereof, as a Guarantor thereunder, including without limitation, Section 2 of the Guarantee, with the same force and effect as if originally referred to therein as a Guarantor. [(b) Collateral Documents. (i) All references to the term “Grantor” in each Company Security Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to, and shall include, the Company as of and after the date hereof. (ii) The Company, as Grantor, hereby joins in and agrees to be bound by each and all of the provisions of each Company Security Document, as of the date hereof, with the same force and effect as if originally referred to therein as a Grantor.]3 SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent, the Issuing Lender and the Secured Parties as follows: (a) The Company has the requisite [corporate, partnership or limited liability company] power and authority to enter into this Assumption Agreement and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery and performance of this Assumption Agreement by the Company and the performance of its obligations hereunder and under the Loan Documents to which it is a party, have been duly authorized by all necessary [corporate, partnership or limited liability company] action, including the consent of shareholders, partners or members where required. This Assumption Agreement has been duly executed and delivered by the Company. This Assumption Agreement and the Loan Documents to which it is a party each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (b) [The Company has delivered or has caused to be delivered to the Administrative Agent any and all schedules and documents required under each Company Security Document].4 3. Include to the extent that the Company intends to pledge collateral contemporaneous with the delivery of this Assumption Agreement. 4. Include to the extent that the Company intends to pledge collateral contemporaneous with the delivery of this Assumption Agreement. 5 SECTION 3. Binding Effect. This Assumption Agreement shall be binding upon the Company and shall inure to the benefit of the Secured Parties and their respective successors and assigns. SECTION 4. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SECTION 5. Counterparts. This Assumption Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile or .pdf electronic transmission shall be deemed to be an original signature thereto. [Signature Pages Follow] IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written. [NAME OF COMPANY] By: Name: Title: 2 ACKNOWLEDGED AND AGREED: WILMINGTON TRUST, NATIONAL ASSOCIATION as Administrative Agent By: Name: Title:

3 EXHIBIT C to Credit Agreement FORM OF ASSIGNMENT AND ACCEPTANCE This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into between the Assignor named below (the “Assignor”) and the Assignee named below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented, modified or extended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under each of the Facility identified below (including any letters of credit and guarantees included in such Facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]5] 3. Borrower: Sunseeker Florida, Inc. 5. Select as applicable. 4 4. Administrative Agent: Wilmington Trust, National Association, as administrative agent under the Credit Agreement 5. Credit Agreement: The Credit Agreement dated as of [●], 2021, among, inter alios, Sunseeker Florida, Inc., as Borrower, Allegiant Travel Company, as Guarantor, its subsidiaries party thereto from time to time, the Lenders party thereto and Wilmington Trust, National Association, as Administrative Agent. 6. Assigned Interest: Facility Assigned Aggregate Amount of Commitment/Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans6 CUSIP Number (if any) $ $ % Effective Date: ______________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The Assignee agrees to deliver to the Administrative Agent a completed administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Guarantors and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws. The terms set forth in this Assignment and Acceptance are hereby agreed to: ASSIGNOR NAME OF ASSIGNOR By: Name: Title: 6. Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders. 5 ASSIGNEE NAME OF ASSIGNOR By: Name: Title: Consented to and Accepted: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title: Consented to:7 [SUNSEEKER FLORIDA, INC., as Borrower] By: Name: Title: 7. If such consent is required under the Credit Agreement. ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ACCEPTANCE 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is an Eligible Assignee and otherwise satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.01 (a) and (b) thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

2 3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. The Borrower and the Guarantors are express third-party beneficiaries of this Assignment and Acceptance. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by email or telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by and construed in accordance with the law of the State of New York. 3 EXHIBIT D to Credit Agreement FORM OF LOAN REQUEST Wilmington Trust, National Association as Administrative Agent [_____] Attention: [_____] Via facsimile: [_____] Via email: [_____] cc: Castlelake Lending Opportunities, L.L.C., as Facility Manager c/o Castlelake, L.P. 90 South 7th Street Minneapolis, MN 55402 Attention: Legal Department/Notices Email: notices@castlelake.com Re: Credit Agreement Ladies and Gentlemen: We refer to the Credit Agreement, to be dated on or about [__], 2021 (as amended, restated, amended and restated, supplemented, modified or extended from time to time, the “Credit Agreement”), among, inter alios, Sunseeker Florida, Inc., as Borrower, Allegiant Travel Company, as Guarantor, its subsidiaries party thereto from time to time, the Lenders party thereto, Wilmington Trust, National Association, as Administrative Agent. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. We hereby give you notice requesting a Loan pursuant to Section 2.02 of the Credit Agreement, and in that connection we set forth below the required information relating to such Loan (the “Requested Loan”): (1) The aggregate principal amount of the Requested Loan is $[__]. (2) The Business Day the Requested Loan shall be made is [__] (“Expected Funding Date”). (3) The Requested Loan shall be paid to the following account: [Account information to come.] Very truly yours, SUNSEEKER FLORIDA, INC., as the Borrower By: Name: Title: EXHIBIT E to Credit Agreement FORM OF DISBURSEMENT AGREEMENT

SCHEDULE 1 to Credit Agreement INITIAL MORTGAGED PROPERTY The real property and improvements located at 5007 Tamiami Trail, Punta Gorda, Florida 33980, as more particularly described on the legal description set forth on Exhibit A of the Mortgage. SCHEDULE 2 to Credit Agreement PRE-APPROVED QUALIFIED HOTEL MANAGERS 1. Starwood/Marriott 2. Hilton 3. Intercontinental Hotels Group 4. Accor 5. Omni 6. Loews 7. Fairmont 8. Highgate SCHEDULE 5.09 to Credit Agreement REQUIRED INSURANCE (a) The Borrower shall obtain and maintain with respect to the Mortgaged Property, for the mutual benefit of the Borrower and the Administrative Agent (for the benefit of the Secured Parties) at all times, the following policies of insurance: (b) At all times after the Final Completion Date and following the Hotel Opening Date, and at any time thereafter (i) property insurance against loss or damage by standard perils included within the classification “All Risks” or “Special Form” Causes of Loss, including coverage for damage caused by windstorm (including named storm) and hail. Such insurance shall (A) be in an amount equal to the full insurable value on a replacement cost basis of the Mortgaged Property and, if applicable, all related furniture, furnishings, equipment and fixtures (without deduction for physical depreciation); (B) have deductibles acceptable to the Administrative Agent (but in any event not in excess of […***…], except in the case of windstorm coverage, which shall have deductibles not in excess of […***…] of the total insurable value of the Mortgaged Property); (C) be paid annually in advance; (D) be written on a “Replacement Cost” basis, waiving depreciation; (E) be written on a no coinsurance form or contain an “Agreed Amount” endorsement, waiving all coinsurance provisions; (F) include ordinance or law coverage on a replacement cost basis, with no co- insurance provisions, containing Coverage A: “Loss Due to Operation of Law” (with a limit equal to replacement cost), Coverage B: “Demolition Cost” and Coverage C: “Increased Cost of Construction” coverages each with limits of no less than […***…] of replacement cost or such lesser amounts as the Administrative Agent may require in its sole discretion; and (G) permit that the improvements and other property covered by such insurance be rebuilt at another location in the event that such improvements and other property cannot be rebuilt at the location on which they are situated as of the date hereof. If such insurance excludes mold, then the Borrower shall implement a mold prevention program satisfactory to the Administrative Agent; (ii) if any portion of the improvements at the Mortgaged Property is located in a federally designated Special Flood Hazard Area, flood insurance in an amount equal to the maximum limit of coverage available under the National Flood Insurance Program, plus such additional excess limits as shall be requested by the Administrative Agent, with a deductible not in excess of […***…]; (iii) commercial general liability insurance, including terrorism, on a broad form coverage of property damage, contractual liability for insured contracts and personal injury (including bodily injury and death), to be on the so-called “occurrence” form containing minimum limits per occurrence of not less than […***…] with not less than a […***…] general aggregate for any policy year (with a per location aggregate if the Mortgaged Property is on a blanket policy), with a deductible not in excess of […***…]. In addition, at least […***…] excess and/or umbrella liability insurance shall be obtained and maintained on terms consistent with the commercial general liability insurance required above, for any and all claims, including all legal liability imposed upon the Borrower and all related court costs and attorneys’ fees and disbursements; (iv) rental loss and/or business interruption insurance covering the actual loss sustained during restoration from all risks required to be covered by the insurance provided for herein, including clauses (i), (ii), (v), (vii), (viii) and (ix) of this Schedule 5.09, and covering the 18-month period from the date of any Casualty Event (as defined in the Disbursement Agreement) and containing an extended period of indemnity endorsement covering the 6 month period commencing on the date on which the Mortgaged Property has been restored (even if the policy will expire prior to the end of such period). The amount of such insurance shall be increased from time to time as and when the gross revenues from the Mortgaged Property increase; (v) insurance for steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any of the improvements (without exclusion for explosions) and insurance against loss of occupancy or use arising from any breakdown, in such amounts as are generally available and are generally required by institutional lenders for properties comparable to the Mortgaged Property, in each case, with a deductible not in excess of […***…]; (vi) worker’s compensation insurance with respect to all employees of the Borrower as and to the extent required by any governmental authority or legal requirement and employer’s liability coverage of at least […***…] (if applicable); (vii) during any period of repair or restoration, and only if the property and liability coverage forms do not otherwise apply, (A) commercial general liability and umbrella liability insurance covering claims related to the repairs or restoration at the Mortgaged Property that are not covered by or under the terms or provisions of the insurance provided for in clause (a)(iii) and (B) the insurance provided for in clause (a)(i), which shall, in addition to the requirements set forth in such clause, (1) be written in a so- called builder’s risk completed value form or equivalent coverage, including coverage for 100% of the total costs of construction on a non-reporting basis and against all risks insured against pursuant to clauses (i), (ii), (iv), (v), (viii) and (ix) of clause (a) of this Schedule 5.09, and (2) include permission to occupy the Mortgaged Property; (viii) intentionally omitted; (ix) so long as the Terrorism Risk Insurance Program Reauthorization Act of 2015 (“TRIPRA”) or a similar or subsequent statute is in effect, terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Mortgaged Property (plus rental loss and/or business interruption insurance coverage for a term set forth in clause (iv) above). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the Borrower shall be required to carry terrorism insurance throughout the term of the Loan as required by the preceding sentence, but in such event the Borrower shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required hereunder on a stand-alone-basis (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the Borrower shall purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, such insurance shall not have a deductible in excess of $50,000; (x) from and after the Hotel Opening Date, liquor liability insurance in an amount of at least […***…] or in such greater amount as may be required by applicable Legal Requirements, which may be satisfied through a combination of primary and excess limits, covering claims or liability arising directly or indirectly to persons or property on account of the sale or dispensing of alcoholic beverages at the Mortgaged Property; (xi) crime coverage in an amount acceptable to the Administrative Agent to protect against employee dishonesty and related incidents; (xii) auto liability coverage, including garagekeepers liability, for all owned and non-owned vehicles, including rented and leased vehicles, and vehicles in the care, custody or control of the Borrower, containing minimum limits per occurrence of […***…] (if applicable); (c) At all times after the commencement of construction of the Project and prior to Final Completion of the Project, and at any time thereafter during which construction work is being performed at the Mortgaged Property: (A) Builder’s Risk “All Risk” insurance in such amount as the Administrative Agent shall require but in no event less than […***…] of the replacement cost of the existing building, plus […***…] of the recurring “Hard Costs” as identified in the current Project Budget, but excluding foundations and any other improvements not subject to physical damage, with a deductible not in excess of […***…]. Such policy shall be written on a Builder’s Risk Completed Value Form (100% non-reporting) or its equivalent and shall include, without limitation, coverage for loss by testing, collapse, theft, terrorism (which may be a standalone policy), earth movement, windstorm and hail/named storm, tsunami, and, if any portion of the Improvements is currently or at any time in the future located in a federally designated “special flood hazard area”, flood hazard insurance in an amount equal to the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, plus such greater amount as the Administrative Agent shall require, with permission granted to occupy, and with sub-limits for earth movement, tsunami and, if applicable, flood, in an amount approved by the Administrative Agent. Such insurance Policy shall also include coverage for: i) loss suffered with respect to materials, equipment, heating and air conditioning machinery, machinery, and supplies, in each case owned by the Borrower or required to be insured by the Borrower, whether on-site, in transit, or stored offsite and with respect to temporary structures, hoists, sidewalks, retaining walls, and underground property in each case owned by the Borrower or required to by insured by the Borrower; ii) ii) “Soft Costs” (as identified on the Project Budget) that are recurring costs, which shall include, without limitation, delayed opening loss of income/revenue coverage for a period of recovery of not less than […***…] commencing from the date the Project was to be completed as agreed to by the Administrative Agent, as well as costs to reproduce plans, specifications, blueprints and models in connection with any restoration following a casualty and with coverage in an agreed upon amount of Soft Costs as identified in the most recent approved Project Budget; iii) demolition, debris removal and increased cost of construction, including, without limitation, increased costs arising out of changes in applicable laws and codes; and iv) operation of building laws. (B) the Borrower shall cause the Architect and any engineer providing services for the Project to obtain and maintain Architect’s or Professional Liability insurance, as well as General Liability, Umbrella/Excess Liability, Commercial Auto Liability, Worker’s Compensation/Employer’s Liability with terms, conditions and limits acceptable to the Administrative Agent during the period commencing on the date of the Architectural Services Agreement or applicable contract relating to such engineer’s provision of services, as applicable, and expiring no earlier the expiration of the applicable statute of repose. (C) Workers Compensation, Employer’s Liability coverage and Disability insurance as required by law covering employees, if any, of the Borrower or any Affiliate of the Borrower. (D) the Borrower shall cause the Developer or each Major Trade Contractor, as applicable, to obtain and maintain, and the Borrower shall maintain, Commercial General Liability coverage, including, without limitation, products and completed operations and containing no “X”, “C”, “U” exclusion if excavation and/or demolition is to be provided (and, with regard to the Borrower’s and the Developer or each Major Trade Contractor’s, as applicable, products and completed operations insurance, shall be without exclusion for construction defects) in an amount acceptable to the Administrative Agent, and Automobile Liability insurance with no less than […***…] in limits per occurrence and in the aggregate per project through primary and umbrella liability coverages, with extended completed operations “tail” coverage through the statue of repose (which, for, as applicable, the Developer or each Major Trade Contractor’s “tail” coverage, may be maintained through annual renewals). Such insurance shall name the Borrower or the Developer or each Major Trade Contractor, as the case may be, as the insured and the Administrative Agent as additional insured. The Borrower shall also require that all Contractors cause all of its respective subcontractors to maintain similar coverage with limits of no less than […***…] per occurrence and shall include the Borrower and the Administrative Agent as additional insureds. All Persons engaged in work on the improvements at the Mortgaged Property shall maintain statutory Workers Compensation and Disability insurance in force for all workers on the job; and (ii) such other insurance as may from time to time be requested by the Administrative Agent. (d) All policies of insurance (the “Policies”) required pursuant to this Schedule 5.09 shall be issued by one or more insurers having a rating of at least […***…] by S&P and […***…] by Moody’s (or, if Moody’s does not rate such insurer, at least “A:VIII” by AM Best), or by a syndicate of insurers through which at least […***…] of the coverage […***…] is with insurers having such ratings, and all remaining insurers shall have ratings of not less than […***…] by S&P and […***…] by Moody’s (or, if Moody’s does not rate such insurer, at least […***…] by AM Best)); provided however that an AM Best Rating of […***…] shall be acceptable for OCIP coverage part XS(6)(1) and an S&P rating of […***…] shall be acceptable for OCIP coverage part XS(7)(1). (e) All Policies required pursuant to this Schedule 5.09: (i) shall contain deductibles that, in addition to complying with any other requirements expressly set forth in clause (a) above are approved by the Administrative Agent (such approval not to be unreasonably withheld, delayed or conditioned) and are no larger than is customary for similar policies covering similar properties in the geographic markets in which the Mortgaged Property is located; (ii) shall be maintained throughout the term of the Loan without cost to the Administrative Agent or the Secured Parties and shall name the Borrower as the named insured; (iii) with respect to property and rental or business interruption insurance policies, shall contain a standard noncontributory mortgagee clause naming the Administrative Agent and the Secured Parties and their respective successors and assigns as their interests may appear as first mortgagee and loss payee; (iv) with respect to liability policies, except for workers compensation, employers liability and auto liability, shall name the Administrative Agent and the Secured Parties and their respective successors and assigns as their interests may appear as additional insureds; (v) with respect to property and rental or business interruption insurance policies, shall either be written on a no coinsurance form or contain an endorsement providing that neither the Borrower, the Administrative Agent, the Secured Parties nor any other party shall be a co-insurer under such Policies; (vi) with respect to property and rental or business interruption insurance policies, shall contain an endorsement or other provision providing that the Administrative Agent shall receive at least 30 days’ prior written notice of cancellation thereof (or, in the case of cancellation due to non-payment of premium, 10 days’ prior written notice); (vii) with respect to property and rental or business interruption insurance policies, shall contain an endorsement providing that no act or negligence of the Borrower or any foreclosure or other proceeding or notice of sale relating to the Mortgaged Property shall affect the validity or enforceability of the insurance insofar as a mortgagee is concerned; (viii) shall not contain provisions that would make the Administrative Agent or the Secured Parties liable for any insurance premiums thereon or subject to any assessments thereunder; (ix) shall contain a waiver of subrogation against the Administrative Agent and the Secured Parties, as applicable; (x) may be in the form of a blanket policy, provided that the Borrower shall provide evidence satisfactory to the Administrative Agent that the insurance premiums for the Mortgaged Property are separately allocated to the Mortgaged Property, and such blanket policy shall provide the same protection as would a separate Policy as reasonably determined by the Administrative Agent, subject to review and approval by the Administrative Agent based on the schedule of locations and values, if requested by the Administrative Agent, and provided further that to the extent that any blanket policy covers more than one location within a one thousand foot radius of the Mortgaged Property (the “Radius”), the limits of such blanket policy must be sufficient to maintain coverage as set forth in this Schedule 5.09 for the Mortgaged Property and any and all other locations combined within the Radius that are covered by such blanket policy calculated on a total insured value basis; and (xi) shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent and shall contain such other provisions as the Administrative Agent deems reasonably necessary or desirable to protect its interests. (f) the Borrower shall pay the premiums for all Policies as the same become due and payable (the “Insurance Premiums”). Complete copies of the insurance certificates evidencing such Policies shall be delivered to the Administrative Agent promptly upon request. Not later than 30 days prior to the expiration date of each Policy, the Borrower shall deliver to the Administrative Agent evidence, reasonably satisfactory to the Administrative Agent, of its renewal. The Borrower shall promptly forward to the Administrative Agent a copy of each written notice received by the Borrower of any modification, reduction or cancellation of any of the Policies or of any of the coverages afforded under any of the Policies. Within 30 days after request by the Administrative Agent, the Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by the Administrative Agent, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like.

(g) The Borrower shall not procure any other insurance coverage that would be on the same level of payment as the Policies or would adversely impact in any way the ability of the Administrative Agent, the Secured Parties or the Borrower to collect any proceeds under any of the Policies. If at any time the Administrative Agent is not in receipt of written evidence that all Policies are in full force and effect when and as required hereunder, the Administrative Agent shall have the right to take such action as the Administrative Agent deems necessary to protect its interest in the Mortgaged Property, including the obtaining of such insurance coverage as the Administrative Agent in its sole discretion deems appropriate (but limited to the coverages and amounts required hereunder). All premiums, out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent and the Secured Parties in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by the Borrower to the Administrative Agent or the Secured Parties, as applicable, within ten (10) Business Days following written demand therefor and, until paid, shall bear interest at the Default Rate. (h) In the event of foreclosure of the Mortgage or other transfer of title to one or more of the Mortgaged Property in extinguishment in whole or in part of the Indebtedness, all right, title and interest of the Borrower in and to the Policies then in force with respect to the Mortgaged Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or in the Administrative Agent, the Secured Parties or other transferee in the event of such other transfer of title. SCHEDULE 6.02 to Credit Agreement EXISTING INDEBTEDNESS […***…] Letters of Credit […***…]